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                                                                   EXHIBIT 10.25

                              CONTRACT FOR THE PURCHASE
                                 AND SALE OF PROPERTY


            THIS AGREEMENT, made as of the Effective Date (as hereinafter defined), by and among PRUDENTIAL TIMBER INVESTMENTS, INC., a Delaware corporation (hereinafter referred to as "Purchaser"), LONE STAR STEEL, a Delaware corporation and TEXAS and NORTHERN RAILWAY COMPANY, a Texas corporation (hereinafter referred to individually and together as "Seller"); and FIRST AMERICAN TITLE INSURANCE COMPANY (hereinafter referred to as "Escrow Agent");


                                 W I T N E S S E T H:

            WHEREAS, Seller is the owner of those certain tracts or parcels of land in Cass, Marion, Morris and Upshur Counties, State of Texas, containing approximately 9,432 acres, all of which tracts or parcels are more fully described in EXHIBIT A attached hereto, and Seller wants to sell that land together with all buildings, structures and other improvements located thereon, all tenements, hereditaments, easements, appurtenances and privileges thereto belonging, all trees, timber and, to the extent unharvested at Closing (as hereinafter defined), crops of Seller now located thereon, and all mineral rights and interests with respect thereto other than oil and gas (such oil and gas, to the extent not heretofore reserved or transferred, or not subject to being transferred under leases heretofore entered into, is to be reserved to Seller), and other than minerals, trees or timber which have been or are currently contemplated to be transferred pursuant to the documents described in Exhibit D attached hereto or any of the Leases (as hereinafter defined) (said land, together with said buildings, structures, improvements, tenements, hereditaments, easements, appurtenances, privileges, trees, timber, crops, and mineral rights and interests, all of which, as stated above, Seller wants to sell, being hereinafter referred to as the "Property"); and

            WHEREAS, Purchaser desires to purchase and Seller desires to sell the Property;

            NOW, THEREFORE, the parties have agreed and do hereby agree as follows:

            1. AGREEMENT OF PURCHASE AND SALE. Subject to the provisions of this contract, and for the consideration herein stated, Seller agrees to sell the Property to Purchaser and Purchaser agrees to buy the Property from Seller.

            2. PURCHASE PRICE. The purchase price (hereinafter referred to as the "Purchase Price") to be paid by Purchaser for the Property will be FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000.00), and will be

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payable to Seller in funds available for immediate credit upon the Closing (as hereinafter defined). The Purchase Price will be subject to adjustment as provided in paragraphs 5, 9(b) and 9(c) hereof.

            3. EARNEST MONEY. Within three (3) business days after the Effective Date of this contract, Purchaser will deliver to Escrow Agent the sum of $200,000.00 (said amount, together with all interest earned thereon, is hereinafter referred to as the "Earnest Money"). Escrow Agent agrees to hold and disburse said amount in accordance with the terms hereof. At the Closing Escrow Agent will return the Earnest Money to Purchaser.

            4.   CLOSING.


                 (a) The execution and delivery of the documents and instruments for the consummation of the purchase and sale pursuant hereto (herein referred to as the "Closing") will take place at 10:00 a.m. on the 40th day after the end of Inspection Period (as hereinafter defined), at the offices of Purchaser's counsel, Sutherland, Asbill & Brennan, at 999 Peachtree Street, N.E., Atlanta, Georgia, subject to extension as provided in paragraph 9 hereof, or such earlier date and time, and/or such other location, as may be mutually agreeable to Seller and Purchaser. At the Closing, Seller will execute and deliver a special warranty deed conveying the Property to Purchaser subject only to the Permitted Encumbrances (as hereinafter defined), an affidavit as to the non-foreign status of Seller (or, if Seller is a foreign person or entity, Seller will deliver to Purchaser a withholding exemption certificate pursuant to
Section 1445 of the Internal Revenue Code of 1954, as amended), an assignment or assignments of the Leases (as defined in paragraph 10(a) (ii) below), in accordance with the provisions of paragraph 4(b) below, an owner's affidavit satisfactory to Purchaser and its title insurer (such satisfaction by Purchaser and such insurer not to be unreasonably withheld), and evidence, satisfactory to Purchaser and its title insurer (such satisfaction by Purchaser and such insurer not to be unreasonably withheld), with respect to the power and authority of Seller to enter into and consummate this contract and the transactions contemplated hereby and of the persons executing documentation on behalf of Seller, and Seller hereby agrees to execute and deliver such other deeds, assignments, certificates, affidavits and instruments as may be reasonably necessary or desirable to consummate the purchase and sale contemplated hereby and to obtain the issuance of the title insurance policy insuring Purchaser's fee simple title to the Property as of the date of Closing. The parties agree to do such other acts and execute and deliver such other documents and instruments as are reasonably necessary or desirable for the consummation of the transactions contemplated hereby.

                 (b) The following provisions shall apply with respect to the Leases (as defined in paragraph 10(a) (ii) below):

                        (i) The assignment of the Leases to be executed at the Closing pursuant to paragraph 4(a) above shall include (A) Seller's assignment of all Leases other than the Mitchell Lease (as hereinafter defined) and other than the Timber


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Deeds (as defined below) and all right, title and interest of Seller therein, thereto or thereunder, (B) Purchaser's assumption and agreement to perform all obligations of Seller to be performed subsequent to the Closing under such Leases, (C) Seller's agreement to indemnifY and hold harmless Purchaser from and against any and all claims, demands, liabilities, losses, damages, costs and expenses suffered or incurred by or asserted against Purchaser which relate to such Leases and result from or arise out of any act or omission prior to the Closing, besides the act of entering into such Leases, and (D) Purchaser's agreement to indemnify and hold harmless Seller from and against any and all claims, demands, liabilities, losses, damages, costs and expenses suffered or incurred by or asserted against Seller which relate to such Leases and result from or arise out of any act or omission subsequent to the Closing.

                        (ii) To the extent, if any, that any of the Leases to be assigned pursuant to paragraph 4(a) above are not assignable pursuant to their terms, at the Closing Purchaser and Seller shall enter into a written arrangement acceptable to Purchaser (such acceptance not to be unreasonably withheld), in lieu of the assignment thereof, which arrangement shall include
(A) Seller's agreement to pass all benefits to be received by Seller after the Closing under such unassigned Leases on to Purchaser and to enforce the provisions thereof, at the cost of Purchaser, for the benefit of Purchaser, and
(B) Purchaser's agreement to perform such unassigned Leases for the benefit of Seller to the extent of the performance required of Seller thereunder after the Closing, provided that Purchaser shall be excused from the obligation so to perform to the extent, if any, that Purchaser's performance is not accepted by any other party to such Leases (which refusal to accept Purchaser's performance is legally permitted) or Purchaser is prevented from performing by the acts or omissions of Seller or any other party to such Leases (which if prevented by another party, the other party is legally entitled to do).

                        (iii) With respect to that certain Oil, Gas and Mineral Lease between Seller and Mitchell Energy Corporation, dated December 15, 1993, which is listed on Exhibit C hereto (the "Mitchell Lease"), Purchaser shall agree in writing at the Closing to indemnify and hold harmless Seller from any liability of Seller under paragraph 11 of the Mitchell Lease if and only to the extent that any such liability arises as a result of a lien which shall become superior to and have priority over the interest or rights of the lessee under the Mitchell Lease and shall have been created by or result from Purchaser's actions or other's actions which Purchaser has permitted subsequent to the Closing; provided, further, that the deed to be delivered at Closing or such other writing to be recorded shall contain a provision, for the benefit of Seller, its successors and assigns, as a covenant running with the land, to the effect that each subsequent owner of any of the property which is the subject of paragraph 11 of the Mitchell Lease, so long as such lease is in effect, shall be responsible to Seller, its successors and assigns, for such liens which shall become superior to and have priority over, or interfere with, the interest or rights of the lessee under the Mitchell Lease and shall have been created by or result from the actions of such owner and actions that such owner permits in like manner as provided above as the Purchaser is responsible for such liens which shall


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become superior to and have priority over, or interfere with, the interest or rights of the lessee under the Mitchell Lease and shall have been created by or result from its actions and the actions it permits. It is expressly understood and agreed that, except as expressly provided in the preceding sentence, Purchaser shall not be responsible or liable for any other liability, duty or obligation of Seller under paragraph 11 of the Mitchell Lease, and Seller shall agree in writing at the Closing to indemnify and hold harmless Purchaser from such other liabilities, duties and obligations and the consequences of any breach thereof by Seller before or after the Closing.

                        (iv) With respect to the Mitchell Lease, Seller shall assign to Purchaser in writing at the Closing all rights, powers and benefits of Seller in, to and under the Mitchell Lease to the extent that such rights, powers and benefits relate to the surface estate (including, without limitation, trees and timber), but such assignment shall not include any rights, powers or benefits under the Mitchell Lease to the extent such rights, powers or benefits relate to oil, gas and such minerals as are covered by the Mitchell Lease.

                        (v) With respect to that certain Timber Deed between Seller and Weyerhaeuser Company, dated March 31, 1994 (the "Weyerhaeuser Deed"), and that certain Timber Deed between Seller and Ward Timber Company, Inc., dated April 12, 1994 (the "Ward Deed") (collectively, the "Timber Deeds"), both of which are listed on Exhibit D hereto, notwithstanding any contrary provisions of paragraph 4(b) (i) above, Seller shall agree in writing at the Closing as follows: (A) Purchaser shall have no responsibility, obligation or liability with respect to any representations or warranties made by Seller relating to the title to any timber covered by either of the Timber Deeds; (B) Purchaser shall have no responsibility, obligation or liability for the reimbursement, refund or rebate of any portion of the purchase price paid by either of the grantees under the Timber Deeds; (C) Purchaser shall have no responsibility, obligation or liability with respect to any agreement or representation of Seller made in either of the first two paragraphs on the third page (i. e., the execution page) of the Weyerhaeuser Deed; and (D) Seller shall have the sole responsibility, obligation and liability with respect to the matters mentioned in the foregoing clauses (A), (B) and (C) of this paragraph 4(b)(v), and Seller shall indemnify and hold harmless Purchaser from and against any and all claims, demands, liabilities, losses, damages, costs and expenses suffered or incurred by or asserted against Purchaser which result from or arise out of any of the matters mentioned in said clauses (A), (B) and (C) of this paragraph 4(b)(v), provided that nothing in this paragraph 4(b)(v) or paragraphs 4(b)(iii) or (iv) above, shall be deemed to impair the status of the Timber Deeds or the Mitchell Lease as Permitted Encumbrances or affect the continued performance and enjoyment of the terms thereof by the parties thereto as Permitted Encumbrances.

                        (vi) The provisions of the last sentence of paragraph 6(a) below, and those provisions as they are incorporated in the special warranty deed to be delivered at the Closing, will not apply with respect to any damages from activities in connection with the Timber Deeds and the Mitchell Lease, but instead, Seller hereby


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agrees at the Closing to assign in writing to Purchaser, all rights of Seller under the Timber Deeds and the Mitchell Lease that obligate the other parties to those Timber Deeds and Mitchell Lease to conduct their operations and activities on the Property in accordance with the requirements set forth in those Leases and to pay Seller for or to repair any damage of the same sort as is intended to be indemnified under the provisions of the last sentence of paragraph 6(a) that is attributable to the activities of those other parties after the Closing.

                        (vii) At the Closing, Seller shall deliver to Purchaser complete originals, if available to Seller, or otherwise copies, of all of the Leases to be assigned to Purchaser and shall provide to Purchaser the last known address of each of the lessees under the Leases.

            5. SURVEY OF PROPERTY. Purchaser will have the right to obtain a current boundary survey of the Property on or before the date of Closing, made by a registered Texas land surveyor at Purchaser's expense (hereinafter referred to as the "Survey"). Purchaser will arrange for the surveyor to furnish Seller a copy of each Survey that is made at the same time the Survey is furnished to Purchaser by the surveyor. The Survey will contain a calculation of the acreage within the Property to the nearest one-hundredth (100th) of an acre. The Survey and the acreage calculation contained therein will be deemed correct and binding on Purchaser and Seller. In the event the Survey reveals that the total acreage of the Property is different than 9,432 acres, the Purchase Price will be reduced if less and increased if more than 9,432 acres by an amount equal to the product of $477.10 multiplied by the difference between 9,432 acres and the actual number of acres contained within the Property, as revealed by the Survey. Seller will furnish Purchaser as soon as possible with copies of all surveys or maps of all or any part of the Property which Seller has in its possession.

            6.   TITLE.

                 (a) Seller agrees to convey to Purchaser good and indefeasible fee simple title to the Property, free and clear of all liens, encumbrances, mortgages, deeds of trust, deeds to secure debt, restrictions, charges, assessments, agreements, options, covenants, boundary line disputes, encroachments, easements, licenses, leases, reservations, tenancies, and claims of any character, except for those matters set forth on Exhibit B attached hereto (hereinafter referred to as the "Permitted Encumbrances") and those additional matters which are deemed Permitted Encumbrances pursuant to the provisions of this contract. The deed to be given by Seller to Purchaser at the Closing, shall be subject to the Mitchell Lease, the rights of the parties to the Mitchell Lease are acknowledged by the parties hereto to be a Permitted Encumbrance, and shall contain a reservation in favor of Seller and its successors and assigns of all oil and gas and, to the extent rights to mine and remove other minerals are given under the Mitchell Lease in addition to oil and gas, such other minerals located in and under and which may be produced from the Property, together with the right in any of them and any future lessee of any of them, of ingress and egress to and the right in any of them and such lessee to


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be upon the Property at all times for the purposes of drilling, exploring, operating and developing said Property for oil and gas and removing the same therefrom, and the general right of ingress and egress to and over existing roadways on the Property at any time in order that the adjoining lands of Seller not included in this sale will not be landlocked as a result of this sale. Such reservation shall contain a provision for the benefit of Purchaser and its successors and assigns, as a covenant running with the land, to the effect that Seller, its successors and assigns, any lessee of any of such oil and gas under any lease entered into by Seller, its successors or assigns after the Closing, and any operator or exploration company or other person or entity conducting exploration, mining, drilling or similar activities on or under any portion of the Property for Seller, its successors and assigns, or any such lessee, and any person or entity exercising the right of ingress and egress to and upon the Property, shall be liable to Purchaser for, and shall indemnify and hold Purchaser harmless from and against, any and all damages to the surface of the Property (including, without limitation, any trees or timber thereon) caused by or resulting directly or indirectly from any of such activities.

                 (b) On or before the 135th day after the Effective Date, Seller will deliver to Purchaser a commitment for an owner's title insurance policy in the amount of the Purchase Price, issued by a reputable title insurance company acceptable to Purchaser, showing fee simple title to the Property to be vested in Seller and committing to insure Purchaser's fee simple title to the Property at Closing, provided, however, such 135 day period shall automatically be extended for up to an additional thirty (30) days if Seller is unable, due to circumstances beyond Seller's control, to deliver the commitment to Purchaser, and further provided, however, that, if such inability continues, the period within which Seller shall provide the title commitment shall be deemed extended beyond that additional period indefinitely, subject to this contract being capable of being canceled at any time by Seller or Purchaser under paragraph 6(d) hereof (the date which is the earlier of the expiration of the initial 135 day period, as may be extended, or the date upon the delivery of the title commitment to Purchaser pursuant to this paragraph 6(b), is hereinafter referred to as the "Commitment Date"). Simultaneously with the delivery of such title commitment, Seller will deliver or cause to be delivered to Purchaser legible copies of all documents listed in the title commitment as exceptions affecting title to the Property, including, without limitation, all documents and instruments within the chain of title to the Property containing oil, gas or other mineral reservations or conveyances. Purchaser will have thirty (30) days after receipt of such commitment and copies of all documents listed as title exceptions to examine the title to the Property and furnish to Seller written notice of any objections to any exceptions listed in the title commitment affecting Seller's title to the Property, whether based upon recorded documents or not (an exception affecting title meaning anything that would prevent Seller from conveying the title to the Property that it has agreed to convey under paragraph 6(a) hereof), other than the Permitted Encumbrances in items 1, 3, 4 and 5 set forth on Exhibit B attached hereto. Seller will exercise its best efforts to cure or remove at or prior to Closing all objections to Seller's title to the Property, but except for objections that relate to monetary liens, will not be obligated to spend money to do so. In the event that Purchaser fails to give notice to Seller on or before the


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expiration of said thirty (30) day period of Purchaser's objection to any exception to Seller's title to the Property, such exception will be deemed to be a Permitted Encumbrance and Purchaser will be deemed to have agreed to accept title to the Property subject to such exception; provided, however, Purchaser shall also have the right to object, at any time, to any title exceptions created, suffered or discovered between the date of the title commitment obtained by Seller and the date of Closing. In the event that Purchaser gives such notice of objection to any title exception and Seller fails to cure or remove such exception at or prior to Closing, Purchaser, at its sole option, may elect any of the following:

                        (i) to cancel this contract, whereupon Escrow Agent will return the Earnest Money to Purchaser and no party hereto will have any further rights or obligations hereunder; or

                        (ii) to close the transaction contemplated hereby with no reduction in the Purchase Price, and take the Property subject to all such uncured and unremoved objections, which will be deemed Permitted Encumbrances, except for any objection to a monetary lien, with respect to which Seller will be obligated to utilize all or a portion of the Purchase Price to remove or otherwise cure such monetary lien at the Closing. As used herein, "monetary lien" shall mean a charge against the Property making it security for the payment of a debt, judgment, mortgage, assessment or taxes.

                 (c) Except as contemplated by the documents set forth on Exhibit D, so long as this contract remains in force, Seller will not except as permitted under the next sentence, enter into any lease, encumber or convey all or any part of the Property or any interest therein, or enter into any agreement granting to any person any right with respect to the Property or any portion thereof, without the prior written consent of Purchaser. Seller may enter into other leases affecting the Property for oil and gas (but not any other minerals) in the future after the Closing, and in respect to any such leases that are entered into in the future by Seller, the provisions of the last sentence of paragraph 6(a) above shall apply.

                 (d) If Seller is unable to deliver the title commitment as called for under paragraph 6(b) hereof within the maximum period including the 30-day extension, but not the deemed extension permitted under paragraph 6(b) hereof, because the title commitment has not been issued, either Seller or Purchaser will have the option, exercisable at either Seller's or Purchaser's election, prior to Seller's actual delivery of the title commitment during any period of deemed extension, to cancel this contract, whereupon the Escrow Agent will return the Earnest Money to Purchaser and no party will have any rights or obligations hereunder.

            7. INSPECTION. Purchaser will have until the 30th day after the Commitment Date to inspect the Property, (the "Inspection Period") among other things,

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to verify the timber values located thereon, to perform environmental evaluations and verify compliance with applicable laws, ordinances and regulations. If, as a result of such inspection or for any other reason, Purchaser, in its sole discretion, decides not to purchase the Property and gives Seller written notice of its decision on or before the end of the Inspection Period, then this contract will terminate, whereupon Escrow Agent will pay $100.00 of the Earnest Money to Seller in consideration of Seller's execution of this contract and will return the remainder of the Earnest Money to Purchaser, and no party hereto will have any further rights or obligations hereunder. Purchaser and its agents, representatives, employees, engineers and contractors will have the right to enter upon the Property to inspect, examine, survey and make test borings, soil bearing tests, timber cruises and other engineering tests or surveys which it may deem necessary or advisable. Purchaser hereby agrees to indemnify and hold Seller harmless for any and all cost and expense resulting from claims or damages caused by said inspections, examinations, surveys and tests. On or before fifteen (15) days after the Effective Date hereof, Seller will deliver to Purchaser or make available for review at Seller's offices at either Suite 1200, 5501 LBJ Freeway, Dallas, Texas 75240, or at Seller's mill offices at Highway 259 South, Lone Star, Texas 75668 all materials relating to the Property in the possession of Seller or its agents or attorneys, including without limitation, all aerial photographs, maps, charts, existing surveys, timber cruises, previous deeds, leases, reports, timber type maps, timber inventories, soil maps, growth and yield information, harvest schedules, timber bid customer lists and other papers relating to the Property.


            8. ENVIRONMENTAL AUDIT. Purchaser will have the right within the same period as the Inspection Period under paragraph 7 hereof to obtain, at Purchaser's expense, an environmental audit or assessment of the Property. In the event that such audit or assessment reveals the existence of any waste disposal site, dump site, land fill or hazardous substance (as defined in paragraph 10(a) (ix) below) in, on, under or about the Property, Purchaser will have the option, exercisable at Purchaser's sole election, to cancel this contract, provided it has notified Seller of its decision to cancel within the same Inspection Period as under paragraph 7 hereof, whereupon Escrow Agent will return the Earnest Money to Purchaser and no party hereto will have any further rights or obligations hereunder.

            9.   CONDITION OF PROPERTY; DAMAGE; CONDEMNATION.

                 (a) Seller agrees that at the Closing the Property will be in the same condition as exists on the date hereof, normal wear and tear and changes in condition resulting from activities in accordance with the Leases (as hereinafter defined) excepted, subject to and also except for changes from condemnation and casualties beyond Seller's control. All risk of loss to the Property or any part thereof prior to the Closing will be borne entirely by Seller. During the term of this contract prior to Closing, or prior to the cancellation or termination of this contract, whichever occurs first, Seller will neither cut or remove nor permit the cutting or removal of any timber or trees or the mining of any gravel or other minerals, excluding oil and gas, located on the Property,

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except pursuant to the documents described in EXHIBIT D and the other Leases, without the prior consent of Purchaser.

                 (b) If at any time prior to the Closing, the Property or any part thereof (including, but not limited to, any timber or trees which are included as part of the Property) is destroyed or damaged by fire or other casualty, then Purchaser, at its sole option, may elect, if all or a material part of the Property is destroyed or damaged, either as provided in clause (i) or (ii) immediately following (and if less than all or a material part of the Property is destroyed or damaged Purchaser must proceed as provided in clause
(ii)), (i) to cancel this contract, whereupon Escrow Agent will return the Earnest Money to Purchaser and no party hereto will have any further rights or obligations hereunder, or (ii) to purchase the Property, whereupon the Purchase Price will be reduced by an amount equal to the product of the number of acres damaged or destroyed multiplied by $477.10. Purchaser's option under this paragraph 9(b) will be exercisable at any time on or before fifteen (15) days after Purchaser's receipt of notice of the occurrence of such damage or destruction and the date of Closing will be extended to the extent necessary to permit the exercise of such option by Purchaser and the determination of the Purchase Price reduction.

                 (c) If at any time prior to the Closing, any action or proceeding is filed or threatened under which the Property or any part thereof may be taken pursuant to any law, ordinance or regulation by condemnation or the right of eminent domain, then Purchaser, at its sole option, may elect, if all or a material part of the Property may be taken, either as provided in clause
(i) or (ii) immediately following (and if less than all or a material part of the Property may be taken Purchaser must proceed as provided in clause (ii)),
(i) to cancel this contract, whereupon Escrow Agent will return the Earnest Money to Purchaser and no party hereto will have any further rights or obligations hereunder, or (ii) to purchase the Property, or so much of the Property as has not actually been taken and transferred by the Closing (and, under those circumstances where there has been an actual taking by Closing, such of the Property as is remaining and not taken shall be deemed the Property which is to be purchased), pursuant to this contract, notwithstanding such action or proceeding, and receive a credit against the Purchase Price in the amount of all net proceeds of any awards of damages for any such taking paid to Seller with respect to the Property and, if any of such proceeds are uncollected prior to Closing, such uncollected proceeds shall be assigned to Purchaser (without recourse) by assignment in form reasonably satisfactory to Purchaser and Purchaser shall control any further efforts to collect such sums, including through legal action or proceedings, and bear all costs of those efforts, and, in addition, any provisions of this contract regarding the Leases that cover any of the Property taken by the Closing will be deemed modified in such a manner so as to equitably account for the fact that all or some, as the case may be, of the property under the affected Leases is not to be sold under this contract so that those provisions applicable to the affected Leases, to an equivalent extent as those Leases apply to property not to be sold because of its taking, will be deemed to be inapplicable and of no effect under this contract. The term "net proceeds" shall mean the proceeds payable to Seller minus the reasonable and

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actual attorneys' fees incurred by Seller in recovering any such award.
Purchaser's option under this paragraph 9(c) #11 be exercisable at any time on or before fifteen (15) days after Purchaser has first been made aware of an amount that the party seeking or threatening such taking has communicated that such party is willing to pay to the owner of the property as damages on account of such taking, or been made aware that such party has failed, when requested, to state an amount, and the date of Closing will be extended to the extent necessary to permit the exercise of such option by Purchaser.

            10.  WARRANTIES AND REPRESENTATIONS.

                 (a) Seller hereby warrants and represents to Purchaser as of the Effective Date and as of the date of the Closing, as follows:

                        (i) To Seller's knowledge, except for the Permitted Encumbrances, there are no liens, encumbrances, deeds of trust, restrictions, agreements, options or other claims which affect the Property which are not of record in the appropriate real property records.

                        (ii) Attached hereto as EXHIBIT C and EXHIBIT D and hereby made a part hereof are true and accurate summaries of all hunting and fishing leases and licenses, all timber deeds and any and all other leases and licenses in effect which affect the Property (herein referred to as the "Leases"); Seller has delivered to Purchaser complete copies of all of the Leases; and to Seller's knowledge the Leases remain in full force and effect and have not been modified, amended or previously assigned.

                        (iii) There is no pending or threatened action or proceeding (including, but not limited to, any condemnation or eminent domain action or proceeding) before any court, governmental agency or arbitrator which may adversely affect Seller's ability to perform this contract or which may affect the Property.

                        (iv) To Seller's knowledge, the Property is in compliance with all statutes, ordinances, rules, regulations, orders and requirements of all federal, state and local authorities and any other governmental entity having jurisdiction over the Property; and to Seller's knowledge, Seller has not received any notice from any such governmental entity of any violation of any of the aforesaid statutes, ordinances, rules, regulations, orders and requirements.

                        (v) Seller is a corporation duly formed and validly existing under the laws of the State of Delaware and Texas, as the case may be, and is duly qualified to do business in the State of Texas, and Seller has the full capacity, power and authority to enter into this contract and fully perform its obligations hereunder.

                        (vi) This contract and the performance hereof by Seller will not contravene any law or contractual restriction binding on Seller.

                        (vii) Seller has the full right, power, and authority to enter into and perform this contract; and no consent, approval, order or authorization of any court or other governmental entity is required to be obtained by Seller in connection with the execution and delivery of this contract or the performance hereof by Seller.

                        (viii) This contract has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally and the discretion of the courts with respect to equitable remedies.

                        (ix) To Seller's knowledge, no portion of the Property has ever been used as a land fill or as a dump to receive garbage, refuse, or waste, whether or not hazardous, and to Seller's knowledge, there is and has been no hazardous substance stored, handled, installed, released, spilled or disposed in, on, under or about the Property. For purposes of this warranty, the term "hazardous substance" means any chemical, compound, constituent, material, waste, contaminant (including, without limitation, petroleum, crude oil or any fraction thereof) or other substance as defined in or regulated by any of the following sources as amended from time to time: (i) the Resource Conservation and Recovery Act of 1976, 42 USC Section 6901 et seq. (RCRA); (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC Section 9601 et seq. (CERCLA);
                 (iii) the Hazardous Materials Transportation Act, 49 USC
                 Section 1801, et seq.; (iv) the Toxic Substances Control Act, 15 USC Section 2601 et seq.; (v) the Clean Water Act, 33 USC
                 Section 1251 et seq.; (vi) the Clean Air Act, 42 USC
                 Section 1857 et seq.; (vii) all laws of the State of Texas; and
                 (viii) any federal, state or local regulation, rule or order issued or promulgated under or pursuant to any of the foregoing or otherwise by any department, agency or other administrative, regulatory or judicial body.

                        (x) The Property is in the same condition as existed on the date Purchaser inspected the Property on January 26, 1995, except changes as a result of normal wear and tear and activities in accordance with the Leases. Since such date, there has been no destruction or damage to the Property or any part thereof or any improvements, timber or trees thereon by fire or other casualty (other than such damage or destruction as may occur after the Effective Date hereof which is the subject of paragraph 9(b) above), and no timber has been harvested, cut or removed on or from the Property other than pursuant to the Timber Deeds and no timber has been cut or removed on or from the Property other than as expressly permitted under the other Leases.

                        (xi) For purposes of Section 3(14) of the Employee Retirement and Income Security Act of 1974, as amended (hereinafter referred to as "ERISA"), Seller is not a party in interest with Purchaser.

                        (xii) The Property does not constitute an asset of an employee benefit plan affiliated with Seller, as defined in
                 Section 3(3) of ERISA.

                        (xiii) No party other than Seller, or other parties to the documents identified on Exhibit D, has any right to conduct timbering operations on the Property or any right, title or interest in and to any timber located on the Property.

                 (b) All warranties and representations will be true as of the Effective Date of this contract and as of the date of the Closing.

                 (c) Seller hereby agrees to indemnify and hold harmless Purchaser from and against any liability, cost, damage, loss, claim, expense or cause of action (including but not limited to attorneys' fees and court costs) incurred by or threatened against Purchaser as a result of any breach of any of the warranties or representations by Seller contained in this paragraph 10, except as to any inaccuracy in any representation or warranty which arises as a result of anything occurring after the Effective Date and about which inaccuracy Seller advises Purchaser at or before Closing, which inaccuracies shall not be breaches and as respects which there shall be no obligation on Seller's part to indemnify Purchaser.

            11. BROKERAGE COMMISSION. At the Closing, Seller will pay to Hay & Jones, Inc. (hereinafter referred to as "Broker") a brokerage commission pursuant to the terms of a separate agreement. It is understood and agreed that Purchaser will not be responsible for paying any commission, fee or other compensation to Broker. Seller and Purchaser each warrant and represent to the other that, except for the commission payable to Broker by Seller, neither has incurred any liability for any brokerage fee or commission in connection with the execution and delivery of this contract or the consummation of the transactions contemplated hereby. Seller and Purchaser each agree to indemnify and hold harmless the other from any and all damage, loss, liability, expense and claim (including but not limited to attorneys' fees and court costs) arising with respect to any such fee or commission which may be suffered by the indemnified party by reason of any action or agreement of the indemnifying party.

            12.  TAXES; EXPENSES.

                 (a) Ad valorem real property taxes on the Property, special assessments, utility charges (if any) and all rental payments with respect to the Leases to be assigned to Purchaser at the Closing will be prorated as of the date of Closing. If actual tax bills for the calendar year of Closing are not available, said taxes will be prorated based on tax bills for the previous calendar year and the parties hereto agree to cause a reproration of said taxes upon the receipt of tax bills for the calendar year of Closing. If the Property is not designated a separate tax parcel, said taxes will be adjusted to an amount bearing the same relationship to the total tax bill which the acreage contained within the Property bears to the acreage contained within the property included within said tax bill. Seller will pay or cause to be paid all timber taxes, severance taxes and any other taxes imposed with respect to timbering operations on the Property prior to the date of Closing and all income and/or capital gains taxes attributable to the sale of the Property. Purchaser shall be responsible for all special assessments subsequently assessed against the Property for land use changes resulting in connection with any changes in the land use of the Property after the sale pursuant to this contract.

                 (b) Seller will pay the cost of the title examination, the title insurance premium and any other charges in connection with the standard coverage in Purchaser's owner's title insurance policy for aggregate coverage limits of no more than the Purchase Price and without endorsements for which added charge is made.

                 (c) Each party will pay its respective costs and expenses of legal representation.

            13. CONDITIONS. Unless waived by Purchaser, and in the case of the condition in clause (iii) below any waiver must occur on or before the end of the Inspection Period, the obligations of Purchaser under this contract are expressly made subject to the fulfillment in all respects of the following conditions precedent:

                        (i) the truth and accuracy as of the date of the Closing of each and every warranty and representation herein made by Seller;

                        (ii) Seller's timely performance of and compliance with each and every term, condition, agreement, restriction and obligation to be performed and complied with by Seller under this contract; and

                        (iii) the receipt by Purchaser of the commitment for the title insurance policy specified in paragraph 6(b) in form and substance reasonably satisfactory to Purchaser, such satisfaction not to be unreasonably withheld, provided that this condition shall be deemed satisfied unless Purchaser gives Seller notice of its dissatisfaction with the form or substance of the commitment received by Purchaser within thirty (30) days of its receipt.

            In the event any of the above conditions are not satisfied on or before Closing, or before the condition becomes unwaivable in the case of the condition under clause (iii) above, Purchaser will have the right, exercisable at Purchaser's sole election, on or before Closing, except in the case of the condition in clause (iii) above only, exercisable on or before the date that condition becomes unwaivable, to cancel this contract, whereupon Escrow Agent will return the Earnest Money to Purchaser and no party hereto will have any further rights or obligations hereunder.

            14.  EARNEST MONEY; DEFAULT; REMEDIES.

                 (a) If the purchase and sale of the Property contemplated hereby is not consummated because of a default by Purchaser under this contract, then Escrow Agent will return the Earnest Money to Purchaser and Seller may avail itself of any and all remedies at law or in equity, including a suit for monetary damages or specific performance.

                 (b) If the purchase and sale of the Property contemplated hereby is not consummated because of a default by Seller under this contract, then Escrow Agent will return the Earnest Money to Purchaser and Purchaser may avail itself of any and all remedies at law or in equity, including a suit for monetary damages or specific performance.

                 (c)    The duties of Escrow Agent will be as follows:

                        (i) During the term of this contract, Escrow Agent will invest the Earnest Money in U.S. Government Treasury securities or in an interest bearing account, as directed by Purchaser, and will deliver the Earnest Money in accordance with the terms and provisions of this contract.

                        (ii) If this contract is terminated by the mutual written agreement of Seller and Purchaser, or if Escrow Agent is unable to determine at any time to whom the Earnest Money should be delivered, or if a dispute develops between Seller and Purchaser concerning to whom the Earnest Money should be delivered, then in any such event, Escrow Agent will request joint written instructions from Seller and Purchaser and will deliver the Earnest Money in accordance with such joint written instructions. In the event that such written instructions are not received by Escrow Agent within ten (10) days after Escrow Agent has served a written request for instructions upon Seller and Purchaser, Escrow Agent will have the right to pay the Earnest Money into a court of competent jurisdiction and interplead Seller and Purchaser in respect thereof, and thereafter Escrow Agent will be discharged of any obligations in connection with this contract.

                        (iii) If costs or expenses are incurred by Escrow Agent because of litigation or a dispute between Seller and Purchaser arising out of the holding of the Earnest Money in escrow, Seller and Purchaser will each pay Escrow Agent one-half of such reasonable and direct costs and expenses. Except for such costs and expenses, no fee or charge will be due or payable to Escrow Agent for its services as escrow holder.

                        (iv) By joining herein, Escrow Agent undertakes only to perform the duties and obligations imposed upon it under the terms of this contract and expressly does not undertake to perform any of the other covenants, terms and provisions incumbent upon Seller and Purchaser hereunder.

                        (v) Purchaser and Seller hereby agree and acknowledge that Escrow Agent assumes no liability in connection herewith except for gross negligence or willful misconduct; that Escrow Agent will never be responsible for the validity, correctness or genuineness of any document or notice referred to under this contract; and that Escrow Agent may seek advice from its own counsel and will be fully protected in any action taken by it in good faith in accordance with the opinion of its counsel.

            15. ASSIGNMENT. Purchaser will have the right to assign its rights under this contract without the consent of Seller, but will continue liable under this contract.

            16. NO WAIVER. No action or failure to act by any party hereto will constitute a waiver of any right or duty afforded to such party under this contract, nor will any such action or failure to act constitute an approval of or acquiescence in any breach of this contract except as may be specifically agreed in writing.

            17. GOVERNING LAW. This contract will be governed by the laws of the State of Texas.

            18. NOTICE. Any and all notices, elections and communications required or permitted by this contract will be made or given in writing and will be delivered in person, by facsimile or sent by postage prepaid United States mail, certified or registered, return receipt requested, to the other parties at the addresses or facsimile numbers set forth below, or such other address or facsimile numbers as may be furnished by notice in accordance with this paragraph. The date of notice given by personal delivery will be the date of such delivery. The effective date of notice by mail will be the date such notice is mailed. The effective date of notice transmitted by facsimile will be the date confirmation of complete receipt is received by the transmitting party during normal business hours or on the next business day if not confirmed during normal business hours.

            Seller:             Lone Star Steel Company
                                Suite 1200, 5501 LBJ Freeway
                                Dallas, Texas 75240
                                Attention: R. W. Arp
                                Facsimile #: (214) 770-6413

            with a copy to:     Lone Star Steel Company
                                Suite 1200, 5501 LBJ Freeway
                                Dallas, Texas 75240
                                Attention: James T. Dougherty
                                Facsimile #: (214) 770-6471

            Purchaser:          Prudential Timber Investments, Inc.
                                Prudential Center
                                800 Boylston Street
                                Boston, Massachusetts 02199
                                Attention: Douglas W. Charles
                                Facsimile #: (617) 236-2499

            with a copy to:     Sutherland, Asbill & Brennan
                                999 Peachtree Street, N.E.
                                Atlanta, Georgia 30309-3996
                                Attention: Haynes R. Roberts
                                Facsimile #: (404) 853-8806

            Escrow Agent:       First American Title Insurance Company
                                5775 Glenridge Drive, N.E.
                                Atlanta, Georgia 30328
                                Attention: Richard Holloway
                                Facsimile #: (404) 303-1235

            19. ENTIRE AGREEMENT. This contract contains the entire agreement among the parties hereto with respect to the subject matter hereof and cannot be amended or supplemented except by a written agreement signed by all parties.

            20. CAPTIONS. The captions of paragraphs in this contract are for convenience and reference only and are not part of the substance hereof.

            21. SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained in this contract, or the application thereof in any circumstance is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences of this contract, will not be in any way impaired, it being the intention of the parties that this contract will be enforceable to the fullest extent permitted by law.

            22. COUNTERPARTS. This contract may be executed in counterparts which will be construed together as one instrument.

            23. BINDING EFFECT. This contract will bind the parties hereto and their respective heirs, legal representatives, successors and assigns.

            24.  TIME OF ESSENCE. Time is of the essence of this contract.

            25. SURVIVAL. Notwithstanding any provision of this contract to the contrary, the agreements and other provisions of this contract, including without limitation the warranties, representations and indemnities set forth herein, except paragraph 6(a) above, will survive the Closing, and the indemnities set forth in paragraphs 7 and 11 shall survive any termination of this contract, provided that (other than as respects any representations in paragraph 29 which are not intended to be affected by this proviso) no claim related to the breach of any of the representations and warranties in this contract or related to recovery under the indemnification set forth in paragraph 10(c) may be asserted, nor may any suit related thereto be commenced, after three years after the Effective Date.

            26. EFFECTIVE DATE. The effective date (the "Effective Date") of this contract will be the last date on which all parties hereto shall have executed this contract, as indicated below.

            27. INCORPORATION OF EXHIBITS. All exhibits referred to herein are hereby incorporated in this contract by this reference.

            28. AS-IS. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS CONTRACT, IT IS UNDERSTOOD AND AGREED THAT THE PROPERTY WILL BE CONVEYED "AS IS" WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER EXCEPT AS EXPRESSLY SET FORTH HEREIN. SELLER HAS NOT MADE AND DOES NOT HEREBY MAKE (EXCEPT AS EXPRESSLY SET FORTH HEREIN) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, ITS CONDITION, ITS COMPLIANCE WITH ENVIRONMENTAL LAWS OR OTHER LAWS, INCOME TO BE DERIVED THEREFROM OR EXPENSES TO BE INCURRED WITH RESPECT

THERETO, THE OBLIGATIONS, RESPONSIBILITIES OR LIABILITIES OF THE OWNER THEREOF, OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY, AND PURCHASER ACKNOWLEDGES THAT IT IS NOT RELYING UPON ANY SUCH REPRESENTATION OR WARRANTY MADE BY SELLER OR BY ANY OTHER PERSON EXCEPT FOR THOSE EXPRESSLY SET FORTH HEREIN.

            29. WAIVER OF TEXAS DECEPTIVE TRADE PRACTICES ACT. It is the intent of Seller and Purchaser to waive all of the provisions (other than Section 17.555) of the Texas Deceptive Trade Practices - Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (the "DTPA") as such provisions are or may be applicable to this contract and the transaction evidenced hereby. Accordingly, Seller and Purchaser hereby represent and agree as follows:

                 (a) Purchaser represents to Seller that Purchaser is not in a significantly disparate bargaining position with respect to this contract and the transaction evidenced hereby.

                 (b) Purchaser represents to Seller that Purchaser is represented by legal counsel in connection with this contract.

                 (c) Purchaser represents to Seller that this contract does not involve a purchase or lease of a family residence occupied or to be occupied as Purchaser's residence.

                 (d) Seller and Purchaser agree that the total consideration paid or to be paid by Purchaser for the acquisition of the Property exceeds $500,000.

                 (e) Seller and Purchaser hereby agree, for themselves and their respective heirs, personal representatives, successors and assigns, that all of the provisions of the DTPA (except for Section 17.555 thereof) which are or may be applicable to this contract and the transaction evidenced hereby are hereby waived, including specifically, without limitation, all rights and remedies resulting from or arising out of any and all acts or practices of the other party in connection with this contract and the transaction evidenced hereby, regardless of whether such acts or practices occurred before or after the execution of this contract. The provisions of this paragraph 29 shall survive the Closing or any cancellation or termination of this contract. Seller and Purchaser agree to have their respective attorneys execute this contract in order to comply with Section 17.42(a)(3) of the DTPA.

            IN WITNESS WHEREOF, this contract has been duly executed, sealed and delivered by the parties hereto the day and year written below as the date of execution.


                                       SELLER:

                                       LONE STAR STEEL COMPANY


Date of execution by Seller:           By: \s\ R. W. Arp
                                          --------------------------------
                                          Title: EX V/P
                                                --------------------------
     4/24/95
--------------------

                                       Attest: \s\ James T. Dougherty
                                              -----------------------------
                                          Title: SECRETARY
                                                ---------------------------

                                       TEXAS AND NORTHERN RAILWAY COMPANY

Date of execution by Seller:           By: \s\ R. W. Arp
                                          --------------------------------
                                          Title: TREASURER
                                                --------------------------
     4/24/95
--------------------

                                       Attest: \s\ James T. Dougherty
                                               ---------------------------
                                          Title: SECRETARY
                                                --------------------------

                                       PURCHASER:

                                       PRUDENTIAL TIMBER INVESTMENTS, INC.


Date of execution by Purchaser:        By: \s\ D. W. Charles
                                          --------------------------------
                                          Title: Exec Vice President
                                                --------------------------
     4/25/95
--------------------

                                       Attest: \s\ Frederick W. Blum
                                              ----------------------------
                                          Title: Assistant Secretary
                                                --------------------------


                       (Signatures continued on following page)

                                       ESCROW AGENT:

                                       FIRST AMERICAN TITLE INSURANCE COMPANY

Date of execution by Escrow Agent:     By: \s\ Richard G. Holloway
                                          --------------------------------
     April 27, 1995                       Title: Richard G. Holloway, Counsel
----------------------------------              --------------------------
                                                 National Accounts


                                       Attest: \s\ Robert M. R??
                                              ----------------------------
                                          Title: Vice-President
                                                --------------------------

Acknowledgement of Counsel for Seller and Purchaser of the DTPA waiver set forth in paragraph 29 of the contract.

                                       \s\ ???
                                       -----------------------------------
                                       Counsel for Purchaser

                                       \s\ ???
                                       -----------------------------------
                                       Counsel for Seller

Exhibit A
Property Number F-023


1009.87 acres of land, Lone Star Steel Company fee simple lands, Walter H. Gilbert Survey, Abstract No. 160, Marion County, Texas.

Being a 1068.06 acre tract of land located in the Walter H. Gilbert Survey, Abstract No. 160, and being situated North 63 DEG. West approximately 20 miles from Jefferson, the County Seat of Marion County, Texas, and being more particularly described as follows:

Beginning at a 6" x 6" concrete monument marked JG- I & GN-WHG, said concrete monument being the north northeast corner of this tract of land, said concrete monument being the north northeast corner of the said Gilbert Survey, said concrete monument being the southeast corner of the I&GN RR Company Survey, Abstract No. 1433, said concrete monument being also in the west survey line of the James Graham Survey, Abstract No. 163;

Thence: south 0 DEG. 04' west, along the Graham-Gilbert survey line at 234.77' pass the center line of an old logging road, at 451.77' pass the center line of an old logging road, in all a total distance of 472.20' to a 4" iron pipe, said iron pipe being an "L" corner of the said Gilbert Survey, said iron pipe being also an "L" corner of this tract of land;

Thence: North 89 DEG. 30' East, along the Graham-Gilbert Survey line, in all a total distance of 771.79' to a 4" iron pipe for the east northeast corner of this tract of land, said iron pipe being also the northwest corner of the Andy Mims Estate 99.17 acre tract of land;

Thence: South, along the Lone Star Steel Company-Andy Mims Estate Boundary line at 2887.26' pass the center line of an old road, in all a total distance of 3529.16' to a 4" iron pike for al "L" corner of this tract of land, said iron pipe being the southwest corner of the said Mims Estate 99.17 acre tract of land, said iron pipe being in the most southern north survey line of the Heirs of John Ware Survey, Abstract No. 393, said iron pine being also in the north line of the old Nash 160 acre tract of land now' being held in fee by the Lone Star Steel Company;

Thence: west, along the Heirs of John Ware Survey line in all a total distance of 1417.281 to a 4" iron pipe for an "L" corner of this tract of land, said iron pipe being the west northwest corner of the said Heirs of John Ware Survey, said iron pipe being also the northwest corner of the old Nash 160 acre tract of land now being held in fee by the Lone Star Steel Company;

Thence: South, at 1886.76' pass the center line of a creek flowing east, at 2142.76' pass the engineer center line of the Texas State farm-to-market Highway No. 729, and in all a total distance of 2638.90' to a 4" iron pipe for an inside "L" corner of the said Gilbert Survey, said iron pine being the south southwest corner of the said Ware Survey, said iron pine being also the southwest corner of the said Nash 160 acre tract of land now being held in fee by the Lone Star Steel Company;

Exhibit  A

Thence: East, at 394.40' pass the engineer center line of the said Texas State farm-to-market Highway No. 729, at 1079.80' pass the engineer center line of a spur track of the old Port Bolivar Iron Ore Railroad, at 1249.40' pass the center line of an old road and in all a total distance of 2639.60' to a 4" iron pipe for an "L" corner of the said Gilbert Survey, said iron pine being also the southeast corner of the said old Nash 160 acre tract of land now being held in fee by the Lone Star Steel Company;

Thence: North, at 16.34' pass the center line of a creek flowing east, and in all a total distance of 722.20' to a 4" iron pipe, also a 12" pine marked x for an "L" corner of the said Gilbert Survey, said iron pipe being an outside "L" corner of the Heirs of John Ware Survey, said iron pipe being also in the east line of the said old Nash 160 acre tract of land now being held in fee by the Lone Star Steel Company;

Thence: East, along the Ware-Gilbert Survey line, at 187.70' pass the center line of an old logging road, at 1336.70', pass the center line of an old unimproved county road, at 2167.70' pass the engineer center line station 1566-15 of the said old PBIO RR and in all a total distance of 2637.70' to a 4" iron pipe for the north southeast corner of the said Gilbert Survey, said iron pipe being the southeast corner of the said Ware Survey, said iron pipe being also in the west survey line of the David Bruton Survey, Abstract No. 432;

Thence: South, along the Bruton-Gilbert Survey, at 246.46' pass the center line of a creek flowing east, at 310.46' pass the center line of a creek flowing east, and continuing south along the William Holloway, Abstract No. 186, Gilbert Survey line, at 2304.46' pass the center line of an old lane, at 3075.06' pass the engineer center line station 1747-73.4 of the said Texas State farm-to-market High-way No. 729, and in all a total distance of 3137.56' to a stake for the east southeast corner of this tract of land, said stake being also 40' perpendicularly distant from the engineer center line of said Texas State farm-to-market Highway No. 729;

Thence: in a northwesterly direction, 40' perpendicularly distant from and parallel to engineer center line of the said Texas State farm-to-market Highway No. 729, in all a total distance of 4589.18' to a stake, said stake being 40' perpendicularly distant from engineer center line of the said Texas State farm-to-market Highway No. 729; said stake being also 100.00' perpendicularly distant from the engineer center line of the said old PBIO RR;

Thence: in a westerly direction, 100.00' perpendicularly distant from and parallel to the engineer center line of the said old PBIO RR, in all a total distance of 275.50' to a 4" iron pipe for an "L" corner of this tract of land;

Exhibit  A

Thence: South, at 111.50' pass the center line of a creek flowing north, at 659.50' pass the center line of said creek flowing north, at 1939.50' pass the canter line of an old logging road, in all a total distance of 2839.50' to an old car axle for the south southeast corner of this tract of land, said old axle being west 3629.11' from the southeast corner of the said Gilbert Survey, said old axle being west 710.31' from the northeast corner of the Edwin Price Survey, Abstract No. 315, said old car axle being in the north survey line of the said Price Survey, said old axle being also in the south survey line of the said Gilbert Survey;

Thence: West along the Price-Gilbert Survey lines, at 596.30' pass the center line of a creek flowing south, at 1334.30' pass the center line of an old logging road, et 2264.30' pass the center line of a creek flowing south, at 3616.30' pass the center line of an old road, at 4258.30' pass the center line of a creek flowing south, and in all a total distance of 4594.53' to a 4" iron pipe for the south southwest corner of this tract of land, said Iron pipe being the south southwest corner of the said Gilbert Survey, said iron pipe being the northwest corner of the said Price Survey, said iron Pipe being also in the east survey line of the William C. Johnson Survey, Abstract No. 225;

Thence: North, along the Johnson-Gilbert Survey line, in all a total distance of 674.0 feet to a 4" iron pipe set at the southwest corner of a 26.58 acre tract of land;

Thence: East, in all a total distance of 694.50' to a 4" iron pipe set at the. southeast corner of the said 26.58 acre tract of land;

Thence: North, in all a total distance of 1666.80' to a 4" iron pipe set at the northeast corner of the said 26.58 acre tract of land;

Thence: West, in all a total distance of 694.50' to a 4" iron pipe set at the northeast corner of the said William C. Johnson Survey. Said iron pipe being an "L" corner of the said Gilbert Survey;

Thence: North, in all a total distance of 1872.00' to a 4" iron pipe set at the northeast corner of a 160.45 acre tract of land;

Thence: West, in all a total distance of 3683.59' to a 4" iron pipe set in the west line of the said Gilbert Survey, same being the east line of the James A. Blundell Survey, A-26;

Thence: North, along the Blundell-Gilbert Survey line at 1682.34' pass the center line of an old logging road, and in all a total distance of 1861.34' to a 4" iron pipe for the east northwest corner of the said Gilbert Survey, said iron pipe being the northeast corner of the said Blundell Survey, said iron pipe being in the south boundary line of the J. M. Niblett Estate. 301.43 acre tract of land, said iron pipe being also the west northwest corner of this tract of land;

Exhibit  A

Thence: East, along the Niblett-Lone Star Steel Company boundary line, at 1193.98' pass the center line of a creek flowing south, at 1706.98' pass the center line of an old logging road, at 2105.98' pass the center line of a creek flowing north, in all a total distance of 2515.00' to a 4" iron pipe for an "L" corner of this tract of land, said iron pipe being also the southeast corner of the said Niblett Estate 301.43 acre tract of land;

Thence: North 0 DEG. 13' East, along the Niblett Estate-Lone Star Steel Company boundary line, at 462.00' pass the engineer center line of the said Texas State farm-to-market Highway No. 729, in all a total distance of 1456.8' to a 4" iron pipe set at the southwest corner of a 60 acre tract of land;

Thence: North 89 DEG. 00' East, along and with the south line of the said 60 acre tract of land, in all a total distance of 1263.60' to a 4" iron pipe for the southeast corner of the said 60 acre tract of land. Said iron pipe being in the west line of the Mims Estate 157.90 acre tract of land;

Thence: South, along and with the west line of the Mims Estate lands, in all a total distance of 27.71' to a 4" iron pipe set at the southwest corner of the Mims Estate 157.90 acre tract of land;

Thence:  East, at 545.00' Pass the center line of an old logging road, at
903.001 pass the center line of a creek flowing north, in all a total distance of 2647.32' to a 4" iron pipe for an "L" corner of this tract of land, said iron pipe being also the southeast corner of the Mims Lstate 157.90 acre tract of land;

Thence: North, along the Mims-Lone Star Steel Company boundary line at 600.00' pass the center line of an old logging road, at 1100.00' pass the center line of an old road, at 1581.00' pass the center line of the said old road, in all a total distance of 2652.99' to a 4" iron pipe for the most eastern northwest corner of this tract of land, said iron pipe being in the north survey line of the said Gilbert Survey, said iron pine being the northeast corner of the said Mims Estate 157.90 acre tract of land, said iron pipe being also in the south survey line of the said I&GN RR Company Survey;

Thence: North 89 DEG. 06' East, along the I&GN RR Company-Gilbert Survey line in all a total distance of 844.92' to the place of beginning, and containing 1068.06 acres of land, more or less, save and except 38.69 acres of land for the old PBIO RR right-of-way and 19.5 acres of land for the farm-to-market Highway No. 729 right-of-way, leaving a total of 1009.87 acres in this tract of land.

Exhibit  A

Property Number F-031


The Lone Star Steel Company fee simple 147.79 acre tract of land in the Heirs of John Ware Survey, Abstract No. 393, Marion County, Texas, F-31.

Being a 159.91 acre tract of land located in the Heirs of John Ware Survey, Abstract No. 393, and being situated North 63 DEG. West approximately 20 miles from Jefferson, the County Seat of Marion County, Texas, said 159.91 acre tract of land being previously described and duly recorded in Vol. C-2, page 198 of the deed records of Marion County, Texas, said 159.91 acres of land being previously known as the J. S. Wash 160 acre survey, and being duly recorded in the General Land Office at Austin, Texas, and being more particularly described as follows:

Beginning at a 4" iron pipe for the northeast corner of this tract of land, said iron pipe being an inside "L" corner of the Walter H. Gilbert Survey, Abstract No. 160, said iron pipe being an outside "L" corner of the said Ware Survey, said iron pipe being the southeast corner of the Andy Mims Estate 99.17 acre tract of land, said iron pipe being also the northeast corner of the old Nash 160 acre tract of land;

Thence West along the Gilbert-Ware survey line At 1222.32? pass a 4" iron pipe for the southwest corner of the said Andy Mims Estate 99.17 acre tract of land, in all a total distance of 2639.60' to a 4" iron pipe for the northwest corner of this tract of land, said iron pipe being the northwest corner of the old Nash 160 acre tract of land, said iron pipe being an outside "L" corner of the said Gilbert Survey, said iron pipe being also the west northwest corner of the said Ware Survey;

Thence South along the Gilbert-Ware survey line, at 1886.76' pass the center line of a creek flowing in a southeasterly direction, at 2142.76' pass the engineer center line of the said Texas State farm-to-market Highway No. 729, and in all a total distance of 2638.901 to a 4" iron pipe for the southwest corner of this tract of land, said iron pipe being the southwest corner of the old Nash 160 acre tract of land, said iron pipe being an outside "L" corner of the said Gilbert Survey, said iron pipe being also the southwest corner of the said Ware Survey;

Thence East along the Gilbert-Ware survey line, at 394.40' pass the engineer center line of the said Texas State farm-to-market Highway N. 729, at 690.140' pass the center line of the said creek flowing in a southeasterly direction, at 1079.50' pass the Engineer center line of the said old PBIO RR spur line, at 1249.40' pass the center line of an old road, and in all a total distance or 2639.60' to a 4" iron pipe for the southeast corner of this tract of land, said iron pipe being an outside "L" corner of the said Gilbert Survey, said iron pipe being the west southeast corner of the said Ware Survey, said iron pipe being also the southeast corner of the old Nash 160 acre tract of land;

Thence North along, the Gilbert-Ware survey line, at 16.34' pass the center line of a creek flowing east, at 722.20' pass a 4" iron pipe for an inside "L" corner of the said Gilbert Survey, said iron pipe being also an outside "L" corner of the said Heirs of John Ware Survey, and continuing north in all a total distance of 1916.70' to the place of beginning and containing 159.91 acres of land, more or less, SAVE AND EXCEPT 4.09 acres of lend, right-of-way, deeded to the Port Bolivar Iron Ore Railroad for a spur line into the old East Texas Brown Ore Company ore field, and being more particularly described as follows:

Exhibit  A

Beginning at a stake in the at right-of-way of the said spur line of the said old PBIO RR, said stake being east 1139.80' from the southwest corner of the Heirs of John Ware Survey, Abstract No. 3??3, said stake being in a north survey line of the Walter H. Gilbert Survey, Abstract No. 160, said stake being also 50.00' perpendicularly distant from the engineer center line of the said spur line of the said old PBIO RR;

Thence In a northeasterly direction 50.00' perpendicularly distant from and parallel to the engineer center line of the said spur line of the said old PBIO RR 325.00' to a stake, said stake being also 50.00' perpendicularly distant from the engineer center line stating 15;

Thence North 48 DEG. 36' East 25.00' to a stake, said stake being 75.00' perpendicularly distant from engineer center line station 15 of the said spur line of the said old PBIO RR;

Thence in a northwesterly direction 75.00' perpendicularly distant from and parallel to the engineer center line of the said spur line of the said old PBIO RR 1000.00' to a stake, said stake be in 75.00' perpendicularly distant from engineer center line station 25, said stake being also the end of the said spur line;

Thence South 48 DEG. 36' West at 75.00' pass the engineer center line station 25 of the said spur line of the old PBIO RR and in all a total distance of 150.00' to a stake, said stake being in the south right-of-way line of the said spur line of the said old PBIO RR, said stake being also 75.00' perpendicularly distant from the engineer center line station 25 of the said spur line of the said old PBIO RR;

Thence in a southeasterly direction 75.00' perpendicularly distant from and parallel to the engineer center line of the said spur line of the said old PBIO RR 1000.00' to a stake, said stake being 75.00' perpendicularly distant from the engineer center line station 15 of the said spur line of the said old PBIO RR;

Thence North 48 DEG. 36' East 25.00' to a stake, said stake being 50.00' perpendicularly distant from the engineer center line station 15;


Thence in a southeasterly direction 50.00' perpendicularly distant from and parallel to the engineer center line of the said spur line of the said old PBIO RR 249.75' to a stake, said stake being in a north survey line of the said Gilbert Survey, said stake being also east 1019.80' from the said southwest corner of the said Ware Survey;

Thence East along the Gilbert-Ware Survey line, at 60.00' pass the engineer center line of the said spur line of the said old PBIO RR and in all a total distance of 120.00' to the place of beginning, and containing 4.09 acres of land more or less.

And there is also SAVED AND EXCEPTED from this tract of land 2.81 acres of right-of-way deeded to the Texas State highway Department for the Texas State Farm-to-market Highway No. 729, and being more particularly described as follows:

Exhibit  A

Beginning at a stake, said stake being the south survey line of the Heirs of John Ware Survey, Abstract No. 393, said stake being in a north survey line of the Walter H. Gilbert Survey, Abstract No. 160, said stake being also east 520.50' from the southwest corner of the said Ware Survey;

Thence in a northwesterly direction 40' perpendicularly distant from and parallel to the engineer center line of the said Texas State farm-to-market Highway No. 729 820.00' to a stake, said stake being in the west survey line of the said Ware Survey, said stake being in an east survey line of the said Gilbert Survey, said stake being also North 595.00' from the said southwest corner of the said Ware Survey;

Thence South along the Gilbert-Ware Survey line, at 75.00' pass the engineer center line of the said Texas State farm-to-market Highway No. 729, and in all a total distance of 150.00' to a stake, said stake being also North 445.00' from the said southwest corner of the said Ware Survey;

Thence in a southeasterly direction 40.00' perpendicularly distant from and parallel to the engineer center line of the said Texan State farm-to-market Highway No. 729, 550.00' to a stake, said stake being in the south survey line of the said Ware Survey, said stake being in a north survey line of the said Gilbert Survey, said stake beings also east 325.00' from the said southwest corner of the said Ware Survey;

Thence West along the Gilbert-Ware Survey line, at 92.75' pass the engineer center line of the said Texas State farm-to-market Highway No. 729, in all total distance of 195.50' to the place of beginning, and containing 2.81 acres of land, more or less.

And there is also SAVED AND EXCEPTED from this tract of land 5.22 acres of land being more perpendicularly described as follows:

Being a 5.22 acre tract of land located in the Heirs of John Ware Survey, Abstract No. 393, and being situated in Marion County, Texas, and being more particularly described as follows:

Beginning at a stake for the southwest corner of this tract of land, said stake being West 819.30' from the most southern southeast corner of the said Ware Survey line, same being a corner of W.H. Gilbert Survey, Abstract No. 160, said stake being also in the north survey line of the said Gilbert Survey;

Thence North 24 DEG. 59' East, in all a total distance of 462.50' to a stake for an angle corner, said stake being in a rock pile, said corner being also a fence corner;

Thence North 31 DEG. 51' East, 266.20' to a stake for the northwest corner of this tract of land, said stake being also a fence corner;

Thence  North 85 DEG. 20' East, 159.29' to a stake for a corner;

Exhibit  A

Thence South 33 DEG. 10' East, 161.91' to a stake for a corner, said stake being also in a fence corner;

Thence South 16 DEG. 05' West, 543.47' to a stake for a southeast corner of this tract of land, said stake being also in the Ware-Gilbert Survey line;

Thence West along the Ware-Gilbert Survey line, 425.50' to the place of beginning, containing 5.22 acres of land, more or less;

leaving in all a total of 147.79 acres of land in this tract, more or less.

Exhibit A

Property Number F-030

                                                                  FIELD NOTES

                                                        for a Survey of 646.05

                                                        acres of land out of

Marion and Cass Counties, Texas, situate approximately N. 63 DEG. W. 20 miles from Jefferson and S. 56 DEG. W. 18.14. miles from Linden known as the I & G.N. R.R. Co. Survey, Abstract 433, and being the same land as patented to said Railroad Company in Patent No. 208, Vol. 112, said 646.05 acres being wore particularly described as follows:

BEGINNING at a 6" x 6" concrete monument with copper disk marked "MW-IGN-WHG" set in the east line of McKinney & Williams Survey, Abstract 393, at the original most northerly northwest corner of the Walter H. Gilbert Survey and having American Polyconic Grid co-ordinates (in feet) of N: 3,227,252.47 and E:
3,721,701.09 for she most Southerly southwest corner of this survey. From this monument old witness trees stand as follows: a 20" pine marked "X" bears S.
86 DEG. 30' E. 2.6 vrs. and a 14" White oak marked "X" bears N. 31 DEG. 40' E.
2.2 vrs.

THENCE Along with the East line of the Mckinney and Williams Survey, Abstract numbers 393 and 392, N. 0 DEG. 29' 55" W 1679.35 vrs. (4664.9') to a monument marked "MW-IGN" set in the Northeast corner of said McKinney and Williams Survey, Abstract 392 and having grid co-ordinates (in feet) of N: 3,231,915.20 and E: 3,721,559.98 for an "L" corner of this survey. From this monument a 14" Post oak marked "X" bears S. 65 DEG. 30' E. 9.0 vrs. and an 8" Hickory marked "X" bears N. 87 DEG. 30' E. 11.0 vrs.

THENCE  Along with the North line of said McKinney & Williams Survey West
540.87 vrs. (1502.4') to a monument marked "TS 2-IGN-MW" set in said line at the original Southeast corner of a T. S. Sweatman Survey and having grid co-ordinates (in feet) of N: 3,231,882.83 and E: 3,720,057.90 for the most northerly southwest corner of this survey. From this monument two old witness trees stand as follows: 7 pine marked "X" bears W. 35 W. 1.8 vrs. and a 15" Hickory marked "X" bears S. 2 DEG. 10' E. 8.1 vrs. This monument is set at an old pile of rock for corner.

THENCE N. 0 DEG. 0' 38" E. at 404.20 vrs. pass over the northeast corner of said Sweatman Survey and continuing same course along with the East line of the G. H. Allen Survey in all 770.82 vrs. (2141.2') to a monument marked "TSS-IGN-GHA" set in the south line of the "Big" T.S. Sweatman Survey at the original most southerly northeast corner of the G. H. Allan Survey and having grid co-ordinates (in feet) of N: 3,234,023.51 and E: 3,720,012.16 for the most westerly Northwest corner of this survey. From this corner old original witness trees stand as follows: an 8" Hickory marked "X" bears N. 35 DEG. 30' E. 3.0 vrs. and a 7" Post Oak marked "X" bears W. 45 DEG. 40' W. 11.6 vrs.

Exhibit A

THENCE Along with the south line of said T. S. Sweatman Survey S 89 DEG. 51' 03 " E. 525.76 vrs. (1460.4') to the original Southeast corner of said Survey a monument marked "TSS-IGN" set in an old rock pile and having grid coordinates (in feet) of N:3,234,051.15 and E: 3,721,472.34 for an "L" corner of this survey. From this monument two old original witness trees stand as follows: 8" Post Oak marked "X" bears S. 52 DEG. 30' W. 4.9 vrs.; old 5" Hickory marked "X" bears S 87 DEG. 30' E. 4.9 vrs.

THENCE  Along with the east line of said Sweatman Survey N. 0 DEG. 14' 17" E.
215.11 vrs. (597.5') to a monument marked "TSS-LCL-IGN" set in said line at southwest corner of L. C. Luckel Survey and having grid co-ordinates (in feet) of N: 3,234,648.59 and E:3,721,461.95 for the most northerly northwest corner of this survey. From this monument a 12" Post Oak marked "X" bears S. 66 DEG. E.
5.2. vrs. and an "8" Post Oak marked "X" bears N. 56 DEG. E. 4.9 vrs.

THENCE Along with the South line of said Luckel Survey, S. 89 DEG. 51' 03" E. 1236.84 vrs. (3435.7') to a monument marked "LCL-JG-IGN" set in the west line of the James Graham at the southeast corner of said Luckel Survey, having grid co-ordinates (in feet) of N: 3,234,713.68 and E: 3,724,897.01 for the northeast corner of this survey. From this monument an 18" Red Oak marked "X" bears N.
79 DEG. 15' W. 7.5 vrs. and a 15" Post Oak marked "X" bears S. 37 DEG. 30' W.
12.2 vrs.

THENCE  Along with the west line of said James Graham Survey S. 0 DEG. 03' 59"
W. 2641.88 vrs. (7338.6') to a monument marked "IGN-JG-MHG" set in said line at the most northerly northeast corner of the W. H. Gilbert Survey and having grid co-ordinates (in feet) of N: 3,227,376.65 and E: 3,725,046.64 for the southeast corner of this survey. From this monument a 22" Post Oak marked "X" bears N. 86 DEG. 20' W. 19.3 vrs. and an 8" pine marked "X" bears N. 55 DEG. 40' W. 13.1 vrs.

THENCE Along with the North line of said Gilbert Survey S. 89 DEG. 06' 32" W. 1205.23 vrs. (3347.9') to place of beginning and containing 646.05 acres of land of which approximately 103.4 acres lies in Cass County and the balance of approximately 542.6 acres lies in Marion County. (The county line was not run in connection with this survey and therefore the division of acreage is approximate only.

Exhibit A

SAVE AND EXCEPT the following property:

All that certain tract or parcel of land situated in the I & G.N.R.R. Survey, Marion County, Texas and being more particularly described as follows:

         BEGINNING at an iron pin for corner in a fence, same being in a West line of the bone Star Steel tract as fenced and occupied on the ground and also being in a West line of the I & G.N. R.R. Survey A-433 as fenced and occupied on the ground, and said corner being in the East line as fenced of a tract owned by George Jackson;

         THENCE   S 65 DEG. 39' 57" E a distance of 108.40 feet to an iron pin for corner;

         THENCE   S 0 DEG. 04' 05" E a distance of 228.64 feet to an iron pin for corner near a fence, same being in the North right-of-way line of State Highway No. 155;

         THENCE   Southwesterly with the North right-of-way line of State
         Highway No. 155 along a curve to the right having a central angle of 32 DEG. 47' a distance of 112.13 feet to a fence corner for corner, same being in the North right-of-way line of State Highway No. 155, and also being a Southwest corner of the Lone Star Steel tract as fenced and occupied on the ground;

         THENCE   N 0 DEG. 24' 26" E generally with a fence and with a West line of the Lone Star Steel tract as fenced and occupied on the ground and with the East line as fenced of a tract owned by George Jackson a distance of 321.31 feet to the Place of Beginning containing 0.631 acres of land.

AND SAVE AND EXCEPT the 11.693 acres of the above described property conveyed for a highway right of way as evidenced by a Right-of-Way Deed dated September 7, 1951, executed by Lone Star Steel Company to the State of Texas.

     Exhibit A

     AND SAVE AND EXCEPT the following property:


Being a 39.90 Acre tract of land located in the I & GN Railroad Company Survey, A-433, and being situated in Marion County, Texas, said 39.90 acre tract of and being the same tract of land described in deed from Marion-Cass Development Company to Malissie Hall Campbell, dated June 26, 1940 and being duly recorded in Volume 116, page 523 the Deed Records of Marion County, Texas and being more particularly described as follows:

Beginning at a 6" x 6" concrete monument with a copper disc marked "MW-IGN-WHG" a 20" pine marked "X" bears S 86 DEG. 30' E 2.6 varas, a 14" white oak marked "X" bears N. 31 DEG. 40' E 2.2 varas, said concrete monument being the southwest corner of the said I & GN Railroad Survey, said concrete monument being the north northwest corner of the Walter H. Gilbert Survey, A-160, said concrete monument being also in the east survey line of the McKinney & Williams Survey, A-393;

Thence N 89 DEG. 07' E along the Gilbert I & GN Railroad Survey line 796.00' to a 1/2" iron pin for the southeast corner of this tract of land;

Thence N 0 DEG. 457 W, in all a total distance of 1835.10' to a 1/2" iron pin for an ell corner of this tract of land;

Thence N 88 DEG. 00' E, in all a total distance of 206.90' to a 1" iron pin for an ell corner of this tract of land;

Thence N 0 DEG. 45' W, in all a total distance of 283.00' to & 1" iron pin ford the northeast corner of this tract of land;

Thence S 88 DEG. 00' W at 744.00' past the engineer's center line of Texas State Highway # 155, and in all a total distance of 1003.00' to a 1" iron pin for the northwest corner of this tract of land, said iron pin being in the most east-west survey line of the said I & GN Railroad Company survey, said iron pin being also in the east survey line of the McKinney &,Williams Survey, A-392;

Thence S 0 30' E along the McKinney & Williams, A-392 - I & GN Railroad Company Survey and along the McKinney & Williams, A-393 - I & GN Railroad Survey line, in all & total distance of 2102.47' to the place of beginning, containing
39.90 acres of land, more or less.

Exhibit A

Property Number F-188



              Being a 167-4/5 acre tract situated in Morris and Marion Counties, Texas, of the John H. Johnson Headright Survey and more particularly described as follows:

              BEGINNING at the N.E. corner of a 137-acre tract of land now owned by Sol Smith of the same headright survey from which & pine brs.
         S. 32 deg. E. 7 vrs. off a post oak brs. S. 79 DEG. E. 6-1/2 vrs. off, both mkd. X;

              THENCE   South 2762-2/10 vrs. a stake in John Johnson's N.B.
         line;
              THENCE   East 140 vrs. a stake on the S.E. corner of John
         Johnson Survey;
              THENCE   North 1766-1/3 vrs. a stake the N.W. corner of a 59-1/2
         acre tract now owned by Maynold McCain of same headright;
              THENCE   East with Maynold McCain N.B. line 671-1/3 vrs. to his
         N.E. corner, a stake;
              THENCE   North 986 vrs. a stake;
              THENCE   West 711 vrs. to the PLACE OF BEGINNING, containing
         187-4/5 acres of land, more or less.

              SAVE AND EXCEPT an undivided 5/6 of the oil and gas lying in, on, under or that may be produced from the above described Tract heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring for and producing the same.

Exhibit A

Property Number F-187

         Being a 100-acre tract of land out of the T. S. Sweatman Survey, Morris County, Texas, said tract being situated about 15 miles nearly due south from Daingerfield, Texas, and more particularly described as follows:

         BEGINNING at the NW corner of a survey of 263 acres of land made for
    T. S, Sweatman;
         THENCE   East with the North line of said survey, 351-63/100 vrs. to a stake from which a post oak brs. S 85 W. 23 links off, mkd. X;
         THENCE   South 716.50 vrs to a stake from which a water oak brs. H.
    67 E. 8 links off, mkd. X;
         THENCE   East 84-58/100 vrs. to a water oak for a corner, mkd. X;
         THENCE   South 716-50/100 vrs. to a stake in the South line of said
    263-acre survey;
         THENCE   West 436-21/100 vrs. to the S.W corner of said survey;
         THENCE   North with the West line of same 1433 vrs. to the PLACE OF
    BEGINNING, containing 100 acres of land more or less.

         LESS AND EXCEPT the following:

              (a) 2 acres described in deed of September 23, 1914, from A.M. Rhyne to the Trustees of Grahamfield M.E. Church, which is described as follows:

              BEGINNING at the Northeast corner of 100-acres tract of land above described;

              THENCE   South with East line of said tract of land 99 yds.;
              THENCE   West 99 yards;
              THENCE   North 99 yards;
              THENCE   East 99 yds. to the PLACE OF BEGINNING, containing 2
         acres of land, more or less.

              (b) 4 acres, more or less, described in deed of September 27, 1954, from Birdie Simpson et vir to Cleve Hopkins recorded in Volume 76, Page 104 of the Deed Records of Morris County, Texas, to which reference is hereby made.

              (c) 2 acres described in deed of December 3, 1970, from Maud Salmon et vir to Ralph Hopkins, recorded in Volume 133, Page 173 of the Morris County Deed Records, to which reference is hereby made.

         SAVE AND EXCEPT all oil and gas lying in, on, under or that may be produced from the above described Tract heretofore reserved, together with the right of ingress and egress for the purposes of drilling mining, exploring for and producing the same.

Exhibit A

Property Number F-011

                                                                FIELD NOTES

                                                      for a Survey of 176.61

                                                      acres of land situate

in Cass County, Texas, approximately 17.2 miles S. 64 DEG. 30' W. from Linden, known as the J. W. KIRKPATRICK SURVEY, abstract 627, and being the same land as described in Vol. 1, Page 23 of the Surveyors Records of Cass,County, said 176.6% acres being described as follows:

BEGINNING at a 6" x 6" concrete monument with copper disk marked "WCE-JWK-TL" set in old OrigInal Pile of Rock in the east line of W. C. Everett Survey for the most easterly northwest corner of the Thomas Lee Surveys and having American Polyconic Grid co-ordinates (in feet) of N: 3,243,342.62 Land. E= 3,720,355,30 for the southwest corner of this survey. From this monument a 4" Hickory marked "X" bears N. 58 DEG. 15' E. 4.3 vrs. and a 12" Hickory marked "X" bears N. 87 DEG. 15' W. .12.5 vrs.

THENCE Along with the east line of the W. C. Everett Survey N. 0 DEG. 18' 23" E. 889.94 vrs. (2472.0') to a monument marked "WCE-WK-JWK" set in the south line of the William King Survey at the Northeast corner of said Everett Survey and having grid co-ordinates (in feet) of N: 3,245,814.34 and E:
3,720,315.26 for the Northwest corner of this survey. From this monument a 6" Post Oak marked "X" bears N. 14 E. 14.5 vrs. and an 8" cost Oak marked "X" bears S. 35 DEG. 45' W. 11.6 vrs.

THENCE Along with the south line of the William King Survey N. 89 DEG. 55. 10" E 1160.35 vrs. (3223.2') to a monument marked "WE-SMW-JWK" se set in said line at the northwest corner; of the S. M. Williams Survey and having grid co-ordinates (in feet) of N: 3,245,888.31 and E. 3,723,537.60.for the northeast corner of this survey. From this corner a 16" Post Oak marked "X" bears S. 68 DEG. E. 9.4 vrs. and an 8" Hickory marked "X" bears N. 49 DEG. 45' E. 13.3 vrs.

THENCE South along with the west line of said Williams Survey at 829.45 vrs. passing over the southwest corner of same and in all 853.45 vrs. (2369.4') to a monument marked "JWK-EHV-JWK" set at a corner of the E. H. Vincent Survey in the North line of the J. W. Kirkpatrick Survey, Abstract 628, and having grid co-ordinates (in feet) of N: 3,243,519.42 and E: 3,723,588.68 for the southeast corner of this Survey. From this monument a 3" Post Oak marked "X" bears N.
13 DEG. 15' E. .6.5 vrs. and a 3" Sweet Gum marked "X" bears If 44 DEG. 30' E.
7.9 vrs.

THENCE Along with the north line of said Kirkpatrick Survey, Abstract 628, N. 89 DEG. 54' 43" W. 983.56 vrs. (2732.1') to the northwest corner of same, a monument marked "JWF,A627-JWK,A-628" having grid co-ordinates (in feet) of If:
3,243,464.77 and E: 3,720,857.12 for an "L" corner of this Survey. From this monument a 12" Red Oak marked "X" bears If. 49 DEG. 15' W. 1.5 vrs. and another 12" Red Oak marked "X" bears N. 82 DEG. 45' W. 10.9 vrs.

Exhibit A

THENCE S. 0 DEG. 04' 15" E. 40.43 vrs. (112.3') to 9 monument marked "JWK-JWK-TL" set in the west line of said Kirkpatrick Survey, Abstract 628, at the original most northerly northeast corner of the Thomas Lee Survey and having grid co-ordinates (in-feet) of N: 3,243,352.50 and E: 3,720,859.68 for the most westerly south-east corner of this Survey. From this monument two old witness trees stand as follows: 8" Post Oak marked "X" bears N 79 DEG. 20' W. 1.5 vrs. and a 20" Red Oak marked "X" bears S. 61 DEG. 15' W. 3.6 vrs. We marked a 12" Sweet Gum "X" bearing S. 29 E. 7.0 vrs.

THENCE  Along with a north line of the Thomas Lee Survey S. 89 DEG. 53' 15" W.
181.61 vrs. (504.5') to place of beginning containing 176.61 acres of land.

Property No. F-012
                                                              FIELD NOTES for

                                                     a Survey of 146.99 acres

                                                     of land situate in Cass


County, Texas, approximately 9.3 miles S. 27 DEG. E. from Daingerfield known as the J.W. KIRKPATRICK SURVEY, ABSTRACT No. 628, and being the same land as described in Vol. 1, Page 455, of the Surveyors Records of Cass County; said
146.99 acres being more particularly described as follows:

BEGINNING at a 6" x 6" concrete monument with copper disk marked "TL-JWK" set at an old Rock Pile for an original "L" corner of the Thomas Bee Survey and having American Polyconic Grid co-ordinates (in feet) of N: 3,241,387.70 and E:
3,720,904.49 for the original southwest corner of this Survey. From this monument a 4" Post Oak marked "X" bears N. 35 DEG. 30' E. 13.1 vrs. and a 6" Post Oak marked "X" bears S. 66 DEG. 30' W. 12.3 vrs.

THENCE  Along with an east line of said Lee Survey N. 0 DEG. 04' 15" .W. at
707.51 vrs. passing over the most northerly northeast corner of same and in all
747.94 vrs. (2077.6') to a monument marked "JWK,A627-JWK,A628", set at an "L" corner of the J. W. Kirkpatrick Survey, Abstract No. 627, and having grid co-ordinates (in feet) of N: 3,243,464.77 and E: 3,720,857.12 for the northwest corner of this Survey. From this monument a 12" Red Oak marked "X" bears N. 49 DEG. 15' W. 1.5 vrs. and another 12" Red Oak also marked "X" bears N. 82 DEG. 45' W. 10.9 vrs.

THENCE  Along with a south line of the Kirkpatrick Survey, Abstract No. 627,
S. 89 54' 43" E. at 983.56 vrs. passing over the southeast corner,of same and in all 1119.78 vrs. (3110.5') to a monument marked "EHV-JWK" set et an "L" corner of the E. H. Vincent Survey and having grid co-ordinates (in feet) of N:
3,243,527.05 and E: 3,723,966.99 for the northeast corner of this Survey. From this monument a 4" Post Oak marked "X" bears S. 68 DEG. E. 4.3 vrs. and a 3" Post Oak marked "X" bears N. 81 DEG. 30' E. 3.7 vrs.

THENCE Along with the west line of said E. H. Vincent Survey S. 1 DEG. 26' 40".W. 747.56 vrs. (2076.6') to a monument marked "JWK-EHV-JHK" set in the north line of the J. H. Kernels Survey et the southwest corner of said Vincent Survey and having grid co-ordinates (in feet) of N: 3,241,450.50 and E: 3,723,959.40 for the southeast corner of this Survey. From this monument a 3" Black Gum marked "X" bears N. 12 DEG. W. 3.8 vrs. and 4" Sweetgum marked "X" bears, N
24 DEG. 15' E. 6.8 vrs.

THENCE Along with the north line of the J. H. Kernels Survey W. 89 DEG. 56' 35" W at 601.83 vrs. passing over the northwest corner of same and, continuing same course, along with the north line of the Thomas Lee Survey in all 1100.00 vrs. (3055.6') to the place of beginning containing 146.99 acres of land.

Exhibit A

Property Number F-021


Being a 203.35 acre tract of land situated in Cass County, Texas, approximately South 63 DEG. 30' West 16.5 miles from Linden, Texas and being located in the S. P. Williams Survey, Abstract No. 1120, and being the same land described in warranty deed from P. J. Stroman and Miss C. D. Stroman to
L. G. Luckel, Trustee, and being duly recorded in Vol. L-3, page 333 of the deed records of Cass County, Texas, and being more particularly described as follows:

Beginning at a 6" x 6" concrete monument marked JWK-SMW-EHV, said concrete monument being in the east survey line of the J. W. Kirkpatrick Survey, Abstract No. 627, said concrete Monument being the southwest corner of the said Williams Survey, said concrete monument being the north-northwest corner of the E. H. Vincent Survey, Abstract No. 1027, said concrete monument being north 65.42' from another 6" x 6" concrete monument, an "L" corner of the said Vincent Survey, said concrete monument being also the southwest corner of this tract of land;

Thence North along the Kirkpatrick-Williams Survey line 2304.21' to a 6" x 6" concrete monument marked JWK-WK-SNW, said concrete monument being the west northwest corner of the said Williams Survey, said concrete monument being the northeast corner of the J. W. Kirkpatrick Survey, Abstract No. 627, said concrete monument being in the south survey line of the William King Survey, Abstract No. 611, said concrete monument being also the northwest corner of this tract of land;

Thence North 89 DEG. 55' East along the King-Williams Survey line, at 195.00' pass the engineer center line of an unimproved county road, in all a total distance of 2066.17' to a 6" x 6" concrete monument marked WK-SMW, said concrete monument being the southeast corner of the said King Survey, said concrete monument being an "L" corner of the said Williams Survey, said concrete monument being also in the north boundary line of this tract of land;

Thence North 89 DEG. 57' East, in all a total distance of 1778.83' to an iron pin for the northeast corner of this tract of land, said iron pin being an old truck anle, said iron pin being in a boundary line fence from which a 6" Hickory marked X bears South 70 DEG. 00', East 40.00' said iron pin being also the northeast corner of this tract of land;

Thence South 0 DEG. 03' West along the said boundary line fence, same being, a well marked and painted survey line, at 97.00' pass an old axle in said boundary line fence from which a 14" Pine is marked X, at 924.00' pass a 2" iron pipe from which a 16" Sweet Gum is marked X, at 1169.00' pass the center line of a creek flowing east, in all a total distance of 2304.00' to a 11/2 iron pipe for the southeast corner of this tract of land from which a 9" Pine marked X bears North 70 DEG. 00' West 20', said iron pipe being in the south survey line of the said Williams Survey, said iron pine being also in the north survey line of the said E. H. Vincent Survey;

Exhibit A

Thence South 89 DEG. 57' west along the Vincent-Williams Survey line, at 913.00' pass the center line of a creek flowing in a southward direction, at 1033.00' pass the center line of a creek flowing in a southward direction, at 2379.00' pass the engineer center line of an unimproved county road, in all a total distance of 3843.00' to the place of beginning, containing 203.35 acres of land, more or less.

Exhibit A

Property Number F-135

              BEING a 148.22 acre tract of land located in the William King survey, A-611, and being situated approximately S 64 DEG. W 15.8 miles from the City of Linden, Cass county, Texas. Said 148.22 acre tract of land being more particularly described as follows:

              BEGINNING at a 4" iron pipe set in the east line of the said William King Survey, A-611, for the southeast corner of this tract of land. Said iron pipe being N 00 DEG. 4' E 1877.5 feet from the southeast corner of the said William King Survey. Said iron pipe being also in the west line of the O. H. King Survey, A-829.

              THENCE N 89 DEG. 35' W in all a total distance of 3137.40 feet to a 4" iron pipe for the southwest corner of this tract of land.

              THENCE N 00 DEG. 13' W in all a total distance of 2050.2 feet to a 4" iron pipe for the northwest corner of this tract of land.

              THENCE S 89 DEG. 45' E in all a total distance of 3147.40 feet to a 4" iron pipe, set in the east line of the said William King Survey, for the northeast corner of this tract of land. Said iron pipe being also in the west line of the said O. H. King Survey line.

              THENCE S 00 DEG. 4' W along and with the east line of the said William King Survey, in all a total distance of 2059.30 feet to the place of beginning, containing 148.22 acres of land, more or less.

              LESS AND EXCEPT an undivided, non-participating 1/3 interest in and to all the oil and gas royalty in, on, under, or that may be produced from the above described property for a term of twenty
              (20) years beginning October 30, 1959, heretofore reserved by Mrs. Coy Dunbar and husband in deed dated October 30, 1959, to Joe Lane Allen, recorded in Volume 382, Page 209 of the Deed Records of Cass County, Texas, as amended by instrument dated February 2, 1962, executed by the said Mrs. Coy Dunbar and husband and recorded in Volume 423, Page 310 of said Deed Records.

Exhibit A

Property Number F-147


                   BEING a 130.0 acre tract of land located in the William King
              Survey, A-611, and being situated approximately South 63 deg. West 15.8 miles from the City of Linden, Cass County, Texas; said
              130.0 acre tract of land being the same land as described in a warranty deed from Jennie Taylor, et al, to G. B. Goolsby dated July 26, 1909, and duly recorded in Volume X-4, page 266 of the Deed Records of Cass County, Texas; said 130.0 acre tract of land being more particularly described as follows:

                   BEGINNING at a 6" x 6" concrete monument with a copper disk marked "SMW-WK" set at the Southeast corner of the said William King Survey for the southeast corner of this tract of land; said monument being an "L" corner of the S. M. Williams Survey, A-1120;
                   THENCE   South 89 deg. 55 min. West along and with the
              south line of the said William King Survey in all a total distance of 3127.90 feet to an iron pin for the southwest corner of this tract of land;

                   THENCE   North 0 deg. 13 min. West in all a total distance
              of 1904.85 feet to an iron pin for the northwest corner of this tract of land;
                   THENCE   South 89 deg. 35 min. East in all a total distance
              of 3137.40 feet to an iron pin set in the east line of the said William King Survey for the northeast corner of this tract of land;
                   THENCE   South 0 deg. 04 min. West along and with the east
              line of the said William King survey in all a total distance of 1,877.50 feet to the place of beginning, containing 130.0 acres of land, more or less, which land is known as the Goolsby 130.0 acre tract of land.

Exhibit A

Property Number F-189


Being a 9.66 acres tract of land located in the William King Survey, A-611, and being situated approximately S. 14 DEG. 00' W. a distance of 6 miles from the City of Hughes Springs, Cass County, Texas. Said 9.66 acres tract of land being more particularly described as follows:

Beginning at a 4" iron pipe set in the south line of the said William King Survey for the southwest corner of this tract of land. Said iron pipe being in the Morris-Cass County line. Said iron pipe being the southeast corner of a tract of land owned by Lone Star Steel Company.

Thence: North, along and with the east line of the Lone Star Steel Company's property, same being the county line, a distance of 1950.96 feet to an iron pin for the northwest corner of this tract of land.

Thence: S. 89 DEG. 08' E. a distance of 215.83 feet to an iron pin set at the northwest corner of the Willie Higgs tract of land for the northeast corner of this tract of land.

Thence: South, along and with the west line of the said Higgs property, a distance of 1947.38 feet to an iron pin set in the south line of the said King Survey, at the southwest corner of the said Higgs property for the southeast corner of this tract of land.

Thence: S. 89 DEG. 55' W. along and with the south line of the said King Survey, a distance of 215.81 feet to the place of beginning, containing 9.66 acres of land, more or less.

Exhibit A

Property Number F-083


All that certain 436.003 acre tract of land in the William King Survey, A-412 in Morris County, Texas, being part of the called 278.2 acre tract and part of the called 645.88 acre tract conveyed from Roger Steward and wife Grace Steward to Lone Star Steel Company by Warranty Deeds dated November 6, 1953 and recorded in volume 90, Page 237 and volume 90, Page 239 respectively of the Deed Records of Morris County, Texas, said tracts are part of Lone Star steel Company Tract No. F-83, said 436.003 acre tract of land being more particularly described as follows:

Beginning at a concrete monument found for an ell corner of the Stephen Stone Survey, A-264, the Southwest corner of said King Survey and of this tract;

THENCE: N 00 DEG 02'38" W with the West line of said King Survey, 1977.83 feet to a 5/8" iron rod set for the most Westerly Northwest corner of this tract and the most Northerly Northeast corner of a 164.339 acre tract in said Stone Survey;

THENCE: East with a new line 699.76 feet to a 5/8" iron rod set for an ell corner of this tract;

THENCE: North with a new line, 3080.21 feet to a 5/8" iron rod-set for the intermediate Northwest corner of this tract;

THENCE: East with a new line 225.00 feet to a 5/8" iron rod set for an ell corner of this tract;

THENCE: North with a new line, 500.00 feet to a 5/8" iron rod set for the most Northerly Northwest corner of this tract;

THENCE: East with a new line, 2965.33 feet to a 5/8" iron rod set in the apparent Morris and Cass County line for the Northeast corner of this tract, same being in the West line of the Texas & Northern Railway Co. called 685.03 acre tract described in Deed recorded in Volume 609, Page 857 of the Deed Records of Cass County, Texas;

THENCE: S 00 DEG. 01'24" E with said apparent County line, 5552.73 feet to a 4" iron pipe found in the South line of said King Survey for the Southeast corner of this tract and the Southwest corner of the Lone Star Steel Company called
9.66 acre tract of land described in Deed recorded in Volume 535, Page 331 of the Deed Records of Cass County, Texas, said 4" iron pipe is called as being on the Cass and Morris County line in the above referenced Deed;

THENCE: S 89 DEG. 59'38" W with the North line of the William C. Everett Survey, A-407, 2297.36 feet to & concrete monument found for its Northwest corner, the most Easterly Northeast corner of said Stone Survey and of the said 164.339 acre tract, from which a 10" Hickory bears N 04 DEG. 46' E, 30.7 feet and an 18" Sweetgum bears S 68 DEG. 28' W, 30.6 feet, both marked with an old "X";

THENCE: S 89 DEG. 49'05" W with the Easterly North line of said Stone Survey, 1593.47 feet to the POINT OF BEGINNING, containing 436.003 acres of land, more or less.

Exhibit A

Property Number F-166

         All that certain 123.634 acre tract of land in the John D. Burton Survey, A-36 in Morris County, Texas, being part of the Lone Star Steel Company called 128.76 acre Tract No. F-166 described in Warranty Deed from J. H. Dalby, et ux. recorded in Volume 124, Page 445 of the Deed Records of Morris County, Texas, said 123.634 acre tract of land being more particularly described as follows:

         Commencing at a concrete monument found for the Northeast corner of the said Burton Survey and an ell corner of the Stephen Stone Survey, A-264;

         THENCE:   S 00 52'33" E with the East line of said Burton Survey,
         438.45 feet to a 5/8" iron rod set for the most Easterly Northeast corner of this tract and the POINT OF BEGINNING, same being the Southeast corner of a 5.187 acre tract;

         THENCE:   S 00 DEG 52'33" E with said East line, 2145.31 feet to a 5/8"
         iron rod set for the most Easterly Southeast corner of this tract and the Northeast corner of the Hugh Beasley called two acre tract of land described in Warranty Deed recorded in Volume 199, Page 413 of the Deed Records of Morris County, Texas;

         THENCE:   N 89 DEG 40'42" W with the North line of said Beasley
         tract, 362.88 feet to a 1" iron pipe found for its Northwest corner and an ell corner of this tract;

         THENCE:   S 00 DEG 51'18" E with the West line of said Beasley tract,
         239.92 feet to a 5/8" iron rod set at fence cornerpost for its Southwest corner and the most Southerly Southeast corner of this tract in the South line of said Burton Survey;

         THENCE:   N 89 DEG. 42'27" W with said South line, at 359.24 feet pass a concrete monument found for the Northeast corner of the John H. Bostick Survey, A-13 and continuing for a total distance of 1687.01 feet to a 3" iron pipe found for the Southwest corner of this tract;

         THENCE:   N 00 DEG. 48'38" W, 2741.43 feet to a 1" iron rod found in the North line of said Burton Survey for the Northwest corner of this tract;

         THENCE:   N 87 DEG. 59'49" E with said North line, 1390.63 feet to a
         5/8" iron rod set for the most Northerly Northeast corner of this tract and the Northwest corner of said 5.187 acre tract;

         THENCE:   S 32 DEG. 44'47"' E with a new line, 493.97 feet-to a 5/8"
         iron rod set for an ell corner of this tract and the Southwest corner of said 5.187 acre tract;

         THENCE:   East with a new line, 395.29 feet to the POINT OF BEGINNING, containing 123.634 acres of land, more or less.

Exhibit A

Property Number F-174


Tract 1

         All that certain 164.339 acre tract of land in the Stephen Stone Survey, A-264 in Morris County, Texas, being part of the Lone Star Steel Company called 240.05 acre Tract No. F-174 described in Warranty Deed Recorded in volume 126, Page 251 of the Deed Records of Morris County, Texas, said 164.339 acre tract of land being more particularly described as follows:

         Beginning at a concrete monument found in the North line of the Thomas Lee Survey, A-331 (Morris county) A-1197 (Cass County) for the Southwest corner of the William C. Everett Survey, A-407 (Morris County) A-333 (Cass County), the Southeast corner of the said Stone Survey and of this tract;

         THENCE:   N 89 DEG. 57'03 W with said North line, 58.82 feet to a
         concrete monument found for the most Westerly Northwest corner of said Lee Survey and the most Northerly Northeast corner of the G. H. Allen Survey, A-396;

         THENCE:   N 89 DEG. 51'07" W with the North line of said Allen Survey,
         1831.93 feet to a concrete monument found for an angle Point in the South line of this tract, from which a fence cornerpost bears S 89 DEG. W, 2.3 feet;

         THENCE:   N 89 DEG. 44'52" W with said North line, 328.76 feet to a
         5/8" iron rod set for the Southwest corner of this tract, from which a 2" iron pipe bears S 00 09'49" W, 6.32 feet and a fence cornerpost bears N 00 08' W, 43.8 feet, said 5/8" iron rod being the Southeast corner of the Hugh Beasley tract of land described in Deed recorded in Volume 189, Page 300 of the Deed Records of Morris County, Texas;

         THENCE:   N 00 DEG. 09'49" E with the East line of said Beasley tract,
         2226.03 feet to a concrete monument found for an ell corner of said Stone Survey and the Southeast corner of the John D. Burton Survey, A-36;

         THENCE:   N 00 DEG. 52'33" with the East line of said Burton Survey,
         2385.31.feet to a 5/8" iron rod set for the Northwest corner of this tract, the most Easterly Northeast corner of a 123.634 acre tract and the Southeast corner of a 5.187 acre tract;

         THENCE:   East with a new line, 668.19 feet to a 5/8" iron rod set in the Northerly East line of said Stone Survey and the West line of the William King Survey, A-412 (Morris County) A-611 (Cass County) for the most Northerly Northeast corner of this tract;

         THENCE:   S 00 DEG. 02'38" E with said West line, 1977.83 feet to a
         concrete monument found for the Southwest corner of said King Survey, an ell corner of said Stone Survey and of this tract;

         THENCE:   N 89 DEG. 49'05" E with the South line of said King Survey,
         1593.47 feet to a concrete monument found for the Northwest corner of said Everett Survey, the most easterly Northeast corner of said Stone Survey and of this tract, from which a 10" Hickory bears N 04 DEG. 46' E, 30.7 feet and an 18" Sweetgum bears S 68 DEG. 28' W, 30.6 feet, both marked with an old "X";

         THENCE:   S 00 DEG. 17' 35" W with the West line of said Everett
         Survey, 2644.55 feet to the POINT OF BEGINNING, containing 164.339 acres of land, more or less.

         Exhibit A

Tract 2

         All that certain 34.654 acre tract of land in the Stephen Stone Survey, A-264 in Morris County, Texas, being part of the Lone Star Steel Company called 240.05 acre Tract No. F-174 described in Warranty Deed from Bertram Hedick, et al. recorded in Volume 126, Page 251 of the Deed Records of Morris County, Texas, said 34.654 acre tract of land being more particularly described as follows:

         Beginning at a concrete monument found in the North line of the John
         D. Burton Survey, A-36 for the Southeast corner of the James Winton Survey, A-323, the most Westerly Southwest corner of the said Stone Survey and the Southwest corner of this tract;

         THENCE:   N 00 DEG. 38'07" W with the East line of said Winton Survey,
         1672.85 feet to a concrete monument found for the Northwest corner of said tract No. F-174 and of this tract;

         THENCE:   S 65 DEG. 46'55" E. 666.05 feet to a 5/8" iron rod set for the Northeast corner of this tract;

         THENCE:   S 32 DEG. 44'47" E with a new line, 1603.42 feet to a 5/8"
         iron rod set in the North line of said Burton Survey for the Southeast corner of this tract and the most Northerly Northeast corner of a
         123.634 acre tract;

         THENCE:   S 87 DEG. 59'49. W with said North line, at 1390.63 feet pass the Northwest corner of said 123.634 acre tract and continuing for a total distance of 1457.10 feet to the POINT OF BEGINNING, containing
         34.654 acres of land, more or less.

Exhibit A

Property Number F-175



All that certain 205.342 acre tract of land in the James Winton Survey, A-323 in Morris County, Texas, being all of the Lone Star Steel Company called
203.93 acre Tract No. F-175 described in Warranty Deed from Eunice L. Gray recorded in Volume 128, Page 314 of the Deed Records of Morris County, Texas; said 205.342 acre tract of land being more Particularly described as follows:

Beginning at a concrete monument found in the North line of the John D. Burton Survey, A-36 for the Southeast corner of the said Winton Survey and of this tract, same being the. most Westerly Southwest corner of the Stephen Stone Survey, A-264 and the Southwest corner of a 34.654 acre tract;

THENCE: N 89 DEG. 56'28" W with said North line, 2718.08 feet to a concrete monument found for the Northwest corner of said Burton Survey and the most Easterly Northeast corner of the Joseph D Lilly Survey, A-191;

THENCE: N 89 DEG. 54'14" W with the most Easterly North line of said Lilly Survey, 989.81 feet to a concrete monument found for its ell corner, the Southwest corner of said Winton Survey and of this tract;

THENCE: N 00 DEG. 06'17" E with the Northerly East line of said Lilly Survey, 1562.57 feet to a concrete monument found for its most Northerly Northeast corner and the Southeast corner of the J. H. Skinner Survey, A-283;

THENCE: N 01 DEG. 20'02" E with the East line of said Skinner Survey, 1265.04 feet to a concrete monument found for its Northeast corner, the most Westerly Northwest corner of said Winton Survey and the Northwest corner of this tract, same being in the South line of the James B. Dalby Survey, A-89;

THENCE: N 89 DEG. 32'52" E with said South line, 1065.94 feet to a 5/8" iron rod set for its Southeast corner, the ell corner of said Winton Survey and an angle point in the North line of this tract;

THENCE: S 65 DEG. 44'48" E, 2841.97 feet to a concrete monument found in the East line of said Winton Survey and the most Westerly West line of said Stone Survey for the Northeast corner of this tract;

THENCE: S 00 DEG. 38'07" E with said West line, 1672.85 feet to the POINT OF BEGINNING, containing 205.342 acres of land, more or less.

Exhibit A


Property Number F-198




All that certain tract or parcel of land in Morris County, Texas, being a
101.85 acre tract of land located in the J.. D. Lilly Survey, A-191, and being situated approximately S. 13 deg. E. 7.3 miles from the town of Daingerfield, Morris County, Texas, said tract being situated in the east portion of the said J. D. Lilly Survey, the.North, East and South Boundary lines of the said
101.85 acre tract of land being coincident with respective lines of said Lilly Survey, as described in Volume 43, Page 137 of the Deed Records of Morris County, Texas, said 101.85 acres being more particularly described as follows:

BEGINNING at a 6"x 6" concrete monument with copper disk marked "JHS-JW-JDL". set in the West line of the James Winton Survey, A-323, said concrete monument being the southeast corner of the J.R. Skinner Survey, A-283, said concrete monument being also the most northerly northeast corner of this tract of land;

THENCE   South 0 DEG. 08' West along the Winton-Lilly Survey line 1563.0' to a monument marked "JW-JDL" set at the southwest corner of the said Winton Survey for an ell corner of this tract of land;

THENCE   South 89 DEG. 56' East along the Winton-Lilly Survey line 989.6' to a monument marked "JW-JDB-JDL" set in said line at the northwest corner of the J.D. Bruton Survey, A-36, for the most southerly northeast corner. of this tract of land;

THENCE   South 1 DEG. 29' East along the Bruton-Lilly Survey line, 1337.6" to the most northerly southwest corner of the said Bruton Survey, a monument marked "JDB-JC-JDL" set in the north line of the Joel Cherry Survey A-59, for the southeast corner of this tract of land;

THENCE   South 89 DEG 59' West along the Cherry-Lilly Survey line 1640.0' to a
4" iron pipe for the most southerly southwest corner of the said 101.85 acre tract of land, said iron pipe being also N 89 deg. 59' 1519.0' from the southwest corner of the said Lilly Survey;

THENCE   North 0 DEG. 02' East 1336.04' to a 4" iron pipe for an ell corner of this tract. of land;

THENCE   South 89 DEG. 47' W. 835.0' to a 4" iron pipe for the most western southwest corner of this tract of land;

THENCE   North 0 DEG. 08' W. 1563.0' to a 4" iron pipe set in the south boundary line of the J. H. Skinner Survey for the northwest corner of this tract of land, said iron pipe being also N 89 deg. 47' E 674.4' from the northwest corner of the said Lilly Survey;

THENCE   North 89 DEG. 47' E along the Skinner-Lilly Survey line 1450.0' to the PLACE OF BEGINNING, containing 101.85 acres of land, more or less; LESS AND EXCEPT certain undivided interest in the oil, gas and other minerals in, on, under and that may be produced from the above described property heretofore reserved together with the right of ingress and egress on and to said lands for the purposes of exploring for, developing, producing and marketing same.

Exhibit A


Property Number F-208


Tract 1



Being ar 80 acre tract of land, and being the West one-half (W 1/2) of that certain 160 acre tract of land located in the J. D. Bruton Survey, A-36, and being situated approximately S. 19" 00' E. a distance of 9 miles from the City of Daingerfield, Morris County, Texas, said 160 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set in the North line of the J. D. Bruton Survey, A-36, said iron pin being the Northwest corner of a 128.76 acres tract of land conveyed by J. H. Dalby et ux to bone Star Steel Company by Warranty Deed dated April 18, 1968, recorded in Volume 124, Page 445, Deed Records of Morris County, Texas, said iron pin being also the northeast corner of this tract of land.

THENCE   South 00 DEG. 52' East along and with the West line of the said Dalby tract of land, a total distance of 2742.21 feet to an iron pin set in the South line of the J. D. Bruton Survey for the southwest corner of the Dalby tract of land, said iron pin being also the Southeast corner of this tract of land.

THENCE   North 89 DEG. 42' 07" West, a total distance of 2291. 8 feet to a 6"
x 6" concrete monument with a copper disk marked "JDB-JHB-JC", for the most Southerly Southwest corner of this tract of land;

THENCE   North 1 DEG. 09' 45" East, a total distance of 1385. 8 feet to a 6"
x 6" concrete monument with a copper disk marked "JDB-JC", for an "L" corner of this tract of land;

THENCE   South 89 DEG. 58' 37" West, a total distance of 454. 2 feet, to a 6"
x 6" concrete monument with a copper disk marked "JDL-JDB-JC" for the most Westerly Southwest corner of this tract of land;

THENCE   North 1 DEG. 29' 18" West 1337. 6 feet to a 6" x 6" concrete monument with a copper disk marked "JDB-TDL-JW for the Northwest corner of this tract of land;

THENCE   South 89 DEG. 56' 06" East along and with the North line of the said
J. D. Bruton Survey, 2719.1 feet to a 6" x 6" concrete monument with a copper disk marked "JW-SS-JDB";

THENCE   North 88 DEG. 00' 30" East in all a total distance of 66.4 feet to the place of beginning, containing 160 acres of land more or less.

LESS AND EXCEPT HOWEVER one-half (1/2) of the oil and gas royalty heretofore reserved for a period of thirty (30) years from December 28, 1976.

Property Number P-208 (cont.


Tract 2


Being an 80 acre tract of land, and being the East one-half (E-1/2) of that certain 160 acre tract of land located in the J. D. Bruton Survey, A-36, and being situated approximately S. 19 00' E. a distance of 9 miles from the City of Daingerfield, Morris County, Texas, said 160 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set in the North line of the J. D. Bruton Survey, A-36, said iron pin being the Northwest corner of a 128.76 acres tract of land conveyed by J. H. Dalby et ux to Lone Star Steel Company by Warranty Deed dated April 18, 1968, recorded in Volume 124, Page 445, Deed Records of Morris County, Texas, said iron pin being also the northeast corner of this tract of land.

THENCE   South 00 DEG. 52' East along and with the West line of the said Dalby tract of land, a total distance of 2742.21 feet to an iron pin set in the South line of the J. D. Bruton Survey for the southwest corner of the Dalby tract of land, said iron pin being also the Southeast corner of this tract of land.

THENCE   North 89 DEG. 42' 07" West, a total distance of 2291.8 feet to a
6" x 6" concrete monument with a copper disk marked "JDB-JHB-JC", for the most Southerly Southwest corner of this tract of land;

THENCE   North 1 DEG. 09' 45" East, a total distance of 1385.8 feet to a 6" x 6"
concrete monument with a copper disk marked "JDB-JC", for an "L" corner of this tract of land;

THENCE   South 89 DEG. 58' 37" West, a total distance of 454.2 feet, to a
6" x 6" concrete monument with a copper disk marked "JDB-JDB-JC" for the most Westerly Southwest corner of this tract of land;

THENCE   North 1 DEG. 29' 18" West 1337.6 feet to a 6" x 6" concrete monument with a copper disk marked "JDB-JDL-JW for the Northwest corner of this tract of land;

THENCE   South 89 DEG. 56' 06" East along and with the North line of the said
J. D. Buton Survey, 2719.1 feet to a 6" x 6" concrete monument with a copper disk marked "JW-SS-JDB";

THENCE   North 88 DEG. 00' 30" East in all a total distance of 66.4 feet to the place of beginning, containing 160 acres of land more or less.

TOGETHER WITH all land and interest therein owned or claimed by Lone Star Steel Company adjacent or contiguous to the Land particularly described above and lying in the J. D. Bruton Survey, Morris County, Texas, although not included within the boundaries particularly described above; there is excepted from this clause the interest in royalty heretofore reserved.

LESS AND EXCEPT HOWEVER one-half (1/2) of the oil and gas royalty heretofore reserved.

Exhibit A

SAVE AND EXCEPT from the above described Properties:

Being a 35.00 acres tract of land located in the J. D. Bruton Survey, A-36, and being situated approximately S. 15 00' E. a distance of 8.5 miles from the City of Daingerfield, Morris County, Texas. Said 35.00 acres tract of land being more particularly described as follows:

Beginning at a 6" x 6" concrete monument with a copper disk marked "JC-JDB-JKB" set at the south southwest corner of the said J. D. Bruton Survey for the southwest corner of this tract of land. Said monument being the northwest corner of the John Bostick Survey, A-13, and in the east line of the Joel Cherry Survey, A-59.

Thence: N. 01 DEG. 09' 45" E. along and with the-west line of the said Bruton Survey a distance of 1385.8 ft. to a 6"x6" concrete monument with a copper disk marked "JDB-JC" set at the northeast corner of the said Cherry Survey, same being an indenture corner of the said Bruton Survey for an angle corner in the west line of this tract of land.

Thence: N. 01 DEG. 01' W. a distance of 142.5 ft. to a point set in the center line of a Public Road for the northwest corner of this tract of land.

Thence: in a northeasterly direction along and with the said Public Road as follows: N. 50 DEG. 29' E. -- 178.4 ft.; N. 74 DEG. 59' E. -- 321.7 ft.; and N.
66 DEG. 25' E. -- 459.8 ft. to an iron pin set in said Public Road for the northeast corner of this tract of land. An iron pin bears South a distance of
20.0 ft. set for a reference corner.

Thence: South, a distance of 1913.51 ft. to an iron pin set in the south line of the said Bruton, Survey for the southeast corner of this tract of land.

Thence: N. 89 DEG. 42' W. along and with the south line of the said Bruton Survey a distance of 895.4 ft. to the place of beginning, containing 35.00 acres of land, more or less.

TOGETHER WITH all iron and iron ore in, on, under or that may be produced from the above described property.



TOGETHER WITH an undivided 1/2 of Oil and gas royalty in and under the aforesaid lands heretofore reserved in deed to Lone Star Steel Company from R.R, Newby and wife in December, 1976, for a period Of 30 years from date of such deed.

Exhibit A


Property Number F-214



Being a part of the W. J. Freeman 118. 00 acre tract of band and a part of the Joel Cherry Survey, Abstract No. 59, in Morris County, Texas, and being more particularly described as follows:

BEGINNING at the SE corner of the J. D. Lilly Survey, Abstract No. 191, at a concrete monument, said corner being also in the Cherry-Lilly Boundary Line;

THENCE   South 89 deg. 58' West along the Cherry-Lilly Boundary Line a distance of 98.99 vrs. (275.00') a point for the NE corner of this tract of land;

THENCE   South 1 deg. 09' West 235.21 vrs. (653.40') the SE corner of same;

THENCE   South 89 deg. 58' West 359.97 vrs. (1000.00') the SW corner of same;

THENCE   North 1 deg. 09' East 235.21 vrs. (653.40') the NW corner of same;

THENCE   North 89 deg. 58' East along said Cherry-Lilly Boundary line 360.19 vrs. (1000.60') to the place of beginning, containing 14.997 acres more or less.

SAVE AND EXCEPT, all minerals in, to, and under the above described tract of land heretofore reserved.

Exhibit A
Property Number .45


BEING a 100.04 acre tract of land located in the J. H. Bostick Survey A-13. and being situated approximately S 16 deg. E 8.9 miles from the City of Daingerfield, Morris County, Texas. Said 100.04 acre tract of land being the same land as described in a warranty deed from J. D. Roach and wife, M. B. Roach,to Albert Rockwell, dated March 20, 1885, and duly recorded in Vol. D. Page 315, of the Deed Records of Morris County, Texas. Said 100.04 acre tract of land being more particularly described as follows:

BEGINNING at a 6" X 6" concrete monument with a copper disk marked "JC-JHB-PM" act in the N line of the Peter Miller Survey, A-200, and at the SW corner of the said J. H. Bostick Survey for the SW corner of this tract of land. Said monument being the SE corner of the Joel Cherry Survey, A-59.

THENCE N 0 deg. 18 min. E along and with the E line of the said Cherry Survey, same being the W line of the said Bostick Survey, in all a total distance of 2,087.5 feet to an iron pin for the NW corner of this tract of land;

THENCE S 89 deg. 18 min. E in all a total distance of 2,087.5 feet to an iron pin for the NE corner of this tract of land;

THENCE S 0 deg. 18 min. W in all a total distance of 2,087.5 feet to an iron pin set in the S line of the said Bostick Survey and in the N line of the said Peter Miller Survey for the SE corner of this tract of land;

THENCE N 89 deg. 18 min. W along and with the N line of the said Peter Miller Survey, same being the S line of the said J. H. Bostick Survey, in all a total distance of 2,087.5 feet to a place of beginning, containing 100.04 acres of land.

Exhibit A
Property Number F-185



Being a 46.24 acres tract of land located in the J. H. Bostick Survey, A-13, and being situated approximately S. 16 deg. 00' E. a distance of 9 miles from the City of Daingerfield, Morris County, Texas, said 46.24 acres tract of land being the same land described as a 40 acres tract of land in an Iron Ore Mining Lease from Jennie McCullough, et al to W. O. Irvin, Trustee, dated August 10, 1941 and duly recorded in Volume 43, page 193 of the Deed Records of Morris County, Texas, said 46.24 acres tract of land being more particularly described as follows:

BEGINNING at a 6" x 6" concrete monument set at the southeast comer of the said J. H. Bostick Survey for the southeast corner of this tract of land, said monument being an "L" corner of the A. Sayle Survey, A-266;

THENCE   N. 89 deg. 19' W., along and with the south line of the said J. H.
Bostick Survey a distance of 1606.5 ft. to an iron pin for the southwest corner of this tract of land;

THENCE   N. 00 deg. 18' E. a distance of 1247.4 it. to an iron pin for the northwest corner of this tract of land;

THENCE   S. 89 deg. 48' E. a distance of 1605.4 it. to a 6"x6" concrete monument set in the east line of the said J. H. Bostick Survey, at the north-northwest corner of the said A. Sayle Survey for the northeast comer of this tract of land;

THENCE   S. 00 deg. 15' W. along and with the east line of the said J. H.
Bostick Survey a distance of 1261.0 ft. to the place of beginning, containing
46.24 acres of land, more or less.


SAVE AND EXCEPT an undivided 4/5 of all the oil and gas lying in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring and producing same.

Exhibit A
Property Number F-186





Being a 31.19 acres tract of land located in the Peter Miller Survey, A-200 and being situated approximately S. 15 deg. 00'S. a distance of 9.4 miles from the City of Daingerfield, Morris County, Texas, said 31.19 acres tract of land being the same land as described in a Warranty Deed from David S. Giles, Trustee, to W. C. Stevens, et al dated May 3, 1950 and duly recorded in Volume 64, page 43 of the Deed Records of Morris County, Texas, said 31.19 acres tract of land being more particularly described as follows:


BEGINNING at a concrete monument set at the northeast corner of the said Peter Miller Survey for the northeast comer of this tract of land, said monument being the west northwest of the Argyle Sayle Survey, A-266;

THENCE   S. 00 deg. 20' W. along the east line of the said Peter Miller
Survey, a distance of 692.0 ft. to an iron pin for the southeast corner of this tract of land;

THENCE   N. 89 deg. 18' W. a distance of 1968.0 ft. to an iron pin for the southwest comer of this tract of land;

THENCE   N. 01 deg. 05' E. a distance of 692.05 ft. to an iron pipe set in the north line of the said Peter Miller Survey for the northwest corner of this tract of land;

THENCE   S. 89 deg. 18' E. along and with the north line of the said Peter
Miller Survey, a distance of 1959.0 ft. to the place of beginning, containing
31.19 acres of land, more or less.

SAVE AND EXCEPT an undivided 4/5 of all the oil and gas lying in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring and producing same.

Exhibit A

Property Number P-196



All that certain lot, tract or parcel of land in Morris County, Texas, and being an 89.705 acres tract of land located in the Joel Cherry Survey, A-59, and being situated approximately S. 120 45' E. a distance of 8.5 miles from the City of Daingerfield, Morris County, Texas, said 89.705 acres tract of land being the same land as described in a Deed from Joe Ney Schwartz to Mrs. Cora Ney Friede, dated February 18, 1931, and duly recorded in Volume 15, Page 321, Deed Records of Morris County, Texas, said 89.705 acres tract of land being more particularly described as follows:



BEGINNING at a concrete monument with copper disk marked "JC-JHB-PM" set at the southeast corner of the said Joel Cherry Survey for the southeast corner of this tract of land, said monument being the southwest corner of the John Bostick Survey, A-13, and in the north line of the Peter Miller Survey, A-200;

THENCE   N. 89 DEG. 18' 03" W. along and with the south line of the said Joel
Cherry Survey a distance of 1142.0 feet to a Pine knot set in a rock pile for the southwest corner of this tract of land; a 6" Red Oak bears S 35 00'
E.--9.0 feet, and a 12" Sweetgum bears S. 45 DEG. 00' W.--14.0 feet, both marked "X";

THENCE   N. 00 DEG. 45' 40" E. along and with a well marked and painted line, a distance of 3459.31 feet to an iron pin set in a branch for the northwest corner of this tract of land; a 16" Sweetgum bears N. 60 00' W.--12.0 feet, and a 12" Sweetgum bears N. 50 DEG. 00' E.--15.0 feet, both marked "X";

THENCE   S. 89 DEG. 48' 01" E. along a well marked line a distance of 1114.0 feet to a concrete monument marked "JC-JHB-JDB" set in the east line of the said Joel Cherry Survey for the northeast corner of this tract of land; said monument being the northwest corner of the said John Bostick Survey;

THENCE   S. 00 DEG. 17' 53" W. along and with the east line of said Joel Cherry
Survey, a distance of 3469.7 feet to the PLACE OF BEGINNING, containing 89.705 acres of land, more or less.

SAVE AND EXCEPT an undivided 1/2 of all royalty on oil and gas in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring and producing same.

Exhibit A

Property Number F-215



Being a 53.02 acres tract of land of which 46.37 acres are located in the
J. H. Bostick Survey, A-13 and 6.65 acres are located in the Stephen Stone Survey, A-264 and being situated approximately S. 16 00' S. a distance of 8 wiles from the City of Daingerfield, Morris County, Texas. Said 53.02 acres tract of land being more particularly described as follows:

Beginning at a concrete monument with a copper disk marked "JHB-SS-AS" set in the east line of the said Bostick Survey, at the southwest corner of the said Stone Survey and at the north northwest corner Of the A. Sayles Survey, A-266 for a corner in the south line of this tract of land.

Thence: N. 89 DEG. 36' 36" W. a distance of 1348.03 ft. to an iron pin for the southwest corner of this tract of land.

Thence: N, 00 DEG. 41' 13" E. a distance of 2225.17 ft. to an iron pipe set in the north line of the said Bostick Survey for the northwest corner of this tract of land.

Thence: S. 42 DEG. 17' 02" E. a distance of 3029.24 ft. to an iron pipe set at a fence corner for the southeast corner of this tract of land.

Thence: N. 89 DEG. 48' 13" 14. a distance of 724.0 ft. to the place of beginning containing 53.02 acres of land, more or less.

Exhibit A

Property Number TN-147

Being a 685.03 acres tract of land located in the William King Survey, A-611, and being situated approximately S.71DEG. W.--16.5 miles from the City of Linden, Cass County, Texas. Said 685.03 acres tract of land being more particularly described as follows:

ALL OF THE FOLLOWING DESCRIBED PROPERTY LYING EAST OF FARM ROAD 161 AND SOUTH OF CASS COUNTY ROAD # 1592.

Beginning AT A 6" X 6" concrete monument with a copper disk marked "??-???-???" set at the northeast corner of the said William King Survey for the northeast corner of this tract of land. Said monument being the southeast corner of the John Bird Survey, A-59, and in the west line of the J.H. Callison Survey, A-336.

Thence: S.0 DEG. 04' W. along and with the east line of the William King Survey in all a total distance of 1765.0 feet to a stake set in an old fence line for the east southeast corner of this tract of land.

Thence: West, along and with an old fence line, in all a total distance of 2124.0 feet to stake for an "L" corner of this tract of land.

Thence:  South, along and with an old fence line in all a total distance of
496.0 feet to an iron pin for an "L" corner of this tract of land.

Thence: West, in all a total distance of 600.0 feet to an iron pin set at the northwest corner of the Harris Chapel Methodist Church property for an "L" corner of this tract of land.

Thence: South, in all a total distance of 731.0 feet to a stake for an angle corner of this tract of land.

Thence: S. 48 DEG., 09' E. a distance of 109.41 feet to an iron pin for an angle corner of this tract of land.

Thence: S.0 DEG. 21'E. along with an old fence line, in all a total distance of 1760.8 feet to an iron pin for an "L" corner of this tract of land.

Thence: West, in all a total distance of 569.64 feet to an iron pin for an "L" corner of this tract of land.

Thence: S.0 DEG. 13'E. in all a total distance of 3650.0 feet to a 4" iron pipe set at the southwest corner of a 148.22 acres tract of land owned by Lone Star Steel Company, for an "L" corner to this tract of land.

Thence: N.89 DEG. 08'W. along and with a fence line, in all a total distance of 2648.75 feet to an iron pin set in the Cass and Morris County line for the southwest corner of this tract of land.

Thence: North, along and with the said county line in all a total distance of 8425.49 feet to an iron pin set in the north line of the said Williams King Survey and in the south line of the said John Bird Survey, for the northwest corner of this tract of land.

Thence: N.89DEG. 54'E. along and with the said King and Bird Survey lines, in all a total distance of 5838.10 feet to the place of begining, containing 685.03 acres of land, more or less, SAVE AND EXCEPT 9.0 acres of land for Farm-to-Market Highway No. 161, leaving 676.03 acres in this tract.

Exhibit A
Property Number TN-147 (cont)

Save and Except:

A 0.17 acre tract of land, described as follows:

Begining at an iron pin set at the northwest corner of the Harris Chapel Methodist Church property for the northeast corner of this tract of land.

Thence South, along and with the west line of the said Harris Chapel Methodist Church property, a distance of 185.0 feet to an iron pin for the southeast corner of this tract of land.

Thence West, a distance of 40.0 ft. to an iron pin for the southwest corner of this tract of land.

Thence North, a distance of 185.0 ft. to an iron pin for the northwest corner of this tract of land.

Thence East a distance of 40.0 ft. to the place of beginning, containing 0.17 acre of land, more or less.



IT IS THE INTENT OF BOTH PARTIES TO CONVEY ONLY THE PROPERTY LYING EAST OF FARM ROAD 161 AND SOUTH OF CASS COUNTY ROAD #1592.

Exhibit A

Property Number F-192


Tract 1

All that certain lot, tract or parcel of land, being a 40.709 acres tract of land located in the John R. Boon Survey, A-6, in Morris County and A-56 in Cass County, said 40.709 acres tract of land being situated approximately
S. 51 deg. 00' W. a distance of 2 miles from the City of Hughes Springs, Cass County, Texas, said 40.709 acres tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the fence corner for the northeast corner of this tract of land, said iron pin being the northeast corner of the Joseph McIntyre original 58.6 acres tract of land, said iron pin being S. 76 deg. 30'
E. a distance of 4,235.0 feet from the northwest corner of the said
John R. Boon Survey;

THENCE: S. 01 deg. 00' W. along and with an old fence line a distance of 1,408.0 feet to an iron pin set at the fence corner for the southeast corner of this tract of land, said iron pin being the southeast corner of the said Joseph McIntyre original 58.6 acres tract of land;

THENCE: S. 89 deg. 12' 35', W. along and with an old fence line a distance of 2,014.41 feet to an iron pin set at a fence corner for the southwest corner of this tract of land;

THENCE: N. 34 deg. 00' E. a distance of 130.0 feet to an iron pin for the west northwest corner of this tract of land;

THENCE: E., a distance of 229.49 feet to an iron pin for an indenture corner of this tract of land;

THENCE: N. 36 deg. 00' E. a distance of 846.0 feet to an iron pin set at an angle corner in the east line of the V. Lewis tract of land for an angle corner in the west line of this tract of land;

THENCE: N. 45 deg. 45' E. a distance of 922.0 feet to an iron pin set at the northeast corner of the said V. Lewis tract of land for the north northwest corner of this tract of land;

THENCE: E., along and with an old fence line a distance of 579.0 feet to the PLACE OF BEGINNING, containing 40.709 acres of land, more or less.

Exhibit A

Tract 2

All that certain lot, tract or parcel of land, being a 0.664 acre tract of land located in the John R. Bodn Survey, A-6, and being situated approximately
s. 49 deg. 00' E. a distance of 5 miles from the City of Daingerfield, Morris County, Texas, said 0.664 acre tract of land being more particularly described as follows:



BEGINNING at an iron pin set in the east right-of-way line of Farm Road
No. 250 for the southwest corner of this tract of land, said iron pin being S 36 deg. 45' E. a distance of 3,060.0 feet from the Northwest corner of the said John a. Boon Survey;

THENCE   N. 30 deg. 07' E. along and with the said east right-of-way line of said Farm Road No. 250, a distance of 150.0 feet to an iron pin for the northwest corner of this tract of land;

THENCE   S. 85 deg. 30' 20" E. a distance of 238.14 feet to an iron pin set in a fence line for the northeast corner of this tract of land;

THENCE   S. 34 deg. 00' W. a distance of 130.0 feet to an iron pin set at a fence corner for the southeast corner of this tract of land;

THENCE   S. 89 deg. 12' 35" W. along and with said fence lane a distance of
240.0 feet to the PLACE OF BEGINNING, containing 0.664 acre of land, more or less.

Exhibit A

Property Number F-207


Being an 88.43 acres tract of land located in the John R. Boon Survey, A-56, and being situated approximately S. 34 DEG. 00' W. a distance of 1.6 miles from the City of Hughes Springs, Cass County, Texas. Said 88.43 acres tract of land being a portion of a 429.93 acres tract of land as described in a Deed from
G. F. Little to R. L. Little dated November 17, 1926, and duly recorded in Volume I-5, page 141, Deed Records of Cass County, Texas. Said 88.43 acres tract of land being more particularly described as follows:

BEGINNING at an iron pin set at a fence corner at the south southwest corner of the said 429. 93 acres tract of land for the south southwest corner of this tract of land. Said iron pin being N. 590 31' W. a distance of 4651.0 feet from the southeast corner of the said John R. Boon Survey.

THENCE   North, along and with an old fence line and hedge row a distance of
4535.0 feet to an iron pin set at a fence corner for an indenture corner of this tract of land.

THENCE   S. 88 DEG. 42' W. along and with an old fence line in all a total distance of 1164.30 feet to an iron pin set at a fence corner in the east right-of-way line of Farm Road No. 250 for the west southwest corner of this tract of land.

THENCE   N. 47 DEG. 10' E. along and with the east right-of-way line of said
Farm Road No. 250 a distance of 264.0 feet to an iron pin for the northwest corner of this tract of land.

THENCE   N. 89 DEG. 00' E. a distance of 1797.4 feet to an iron pin set in a fence line for the northeast corner of this tract of land.

THENCE   S. 01 DEG. 10' 26" W. along and with a fence line and hedge row a distance of 4720.53 feet to an iron pin set in the south line of said 429.93 acres tract of land for the southeast corner of this tract of land.

THENCE   West, along and with an old fence line, same being the south line of the said 429.93 acres tract of land a distance of 730.0 feet to the place of beginning, containing 88.43 acres of land, more or less.


SAVE AND EXCEPT for a period of twenty-five (25) years from January 16, 1976, am undivided 1/16 royalty (being 1/2 of the usual 1/8 royalty) in all oil and gas in, an, under and that may be produced from the above described property heretofore reserved.

Exhibit A

Property Number F-165



Tract of land located in the John R. Boon Survey, A-56 and being situated approximately S. 28 00' a distance of 1.7 miles from the City of Hughes Springs, Cass County, Texas, said tract being a portion of a 110 acres tract of land described in a Warranty Deed from Georgia Spooner and Audrie Bockmon to Dr. Donald R. Smith, et al dated September 15, 1967 and duly recorded in Volume 498, page 85 of the Deed Records of Cass County, Texas, and said tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the southeast corner of the said 110 acres tract of land for the southeast corner of this tract of land;

THENCE   N. 89 DEG. 27' w. along and with the south line of the said 110 acres tract of land, a distance of 1276.90 ft. to an iron pin set at the southwest corner of the said 110 acres tract of land for the southwest corner of this tract of land;

THENCE   N. 01 DEG. 54' E. along and with the west line of the said 110 acres tract of land, a distance of 2003.70 ft. to an iron pin for the northwest corner of this tract of land;

THENCE   S. 89 DEG. 38' E. a distance of 1225.0 ft. to an iron pin set at the east northeast corner of the said 110 acres tract of land for the northeast corner of this tract of land;

THENCE   S. 00 DEG. 25' W. along and with the east line of the said 110 acres tract of land, a distance of 2007.08 ft. to the PLACE OF BEGINNING, containing
57.58 acres of land, more or less.


LESS AND EXCEPT an undivided 1/2 of all the oil, gas and other minerals in, on and under the above described property which has been heretofore reserved.

Exhibit A

Property Number F-191


All that certain lot, tract or parcel of land in Cass County, Texas, being a
101.87 acres tract of land located in the J. R. Boon Survey, A-56, and being situated approximately 1 mile South from the town of Hughes Springs, Cass County, Texas, said tract of land being located in the northeast portion of said Boon Survey, said 101.87 acres tract of land being also previously described in Iron Ore Lease from W. H. Phillips, et ux, Bulah, to W. O. Irvin, Trustee, dated March 10, 1942, and being duly recorded in Volume T.8, Page 18 of the Deed Records of Cass County, Texas and being more particularly described as follows:

BEGINNING at a rock pile for the southwest corner of the W. C. Nichols 38.03 acres tract of land, said rock pile being also an angle corner in the north boundary line of this tract of land;

THENCE: S. 89 DEG. 35' E. along and with an old fence line, in all a total distance of 705.07 feet to a stake set in the east boundary line of said Boon Survey for the northeast corner of this tract of land, said stake being the southeast corner of the W. C. Nichols 38.03 acres, said stake being also in the west boundary line of the I. Campbell Survey, A-178;

THENCE: N. 0 DEG. 01' E. along the Campbell-Boon Survey line and the Hughes Springs Harris Chapel Road, in all a total distance of 2029.87 feet to a stake set in said line for the southeast corner of this tract of land;

THENCE: N. 89 DEG. 41' W., in all a total distance of 2189.69 feet to a 1" iron pin for the southwest corner of this tract of land;

THENCE: N. 0 DEG. 24' E., in all a total distance of 2038.19 feet to a stake for the northwest corner of this tract of land;

THENCE: S. 89 DEG. 25' E. along and with an old fence line, in all a total distance of 1469.67 feet to the "PLACE OF BEGINNING, containing 101.87 acres of land, more or less.

LESS, however, 25.06 acres conveyed to Mrs. Leah Gray Fox by W. H. Phillips and wife, Bulah Ohal Phillips by Warranty Deed dated April 8, 1940, and being duly recorded in Volume H-9, page 62 of the Deed Records of Cass County, Texas and being more particularly described as follows:

BEGINNING at a 1" iron pin for the southwest corner of this tract of land, said iron pin being also the southwest corner of the above described 101.87 acres tract of land;

THENCE: N. 0 DEG. 24' E. 498.93 feet to a stake for the southwest corner of the above described 76.81 acres tract of land, said stake being also the northwest corner of this tract of land;

THENCE: S. 89 DEG. 41' E. 2186.35 feet to a stake in the east boundary line of the said Boon Survey, said stake being also in the west boundary line of the said Campbell Survey, said stake being the northeast corner of this tract of land, said stake being also the southeast corner of the above described 76.81 acres tract of land;

Exhibit A

THENCE: S. 0 DEG. 01' E. along the Campbell-Boon Survey line, in all a total distance of 498.93 feet to a stake set in said line, said stake being also the southeast corner of this tract of land;

THENCE: N. 89 DEG. 41' W., in all a total distance of 2189.69 feet to the PLACE OF BEGINNING, containing 25.06 acres of land, more or less.

Also, LESS 1.6 acres Highway Right-of-Way for FM 161.


ALSO SAVE AND EXCEPT an undivided one-half (1/2) of the usual one-eighth (1/8) royalty on oil and gas that may be produced from the above described property heretofore reserved.

Exhibit A

Property Number F-159




Being all that certain lot, tract or parcel of land in the John R. Boon, 113 Survey, cass county, Texas, described by metes and bounds as follows:

BEGINNING at the Northeast corner of the old Brooks farm and the Southeast corner of the Mrs, S. L. Gray farm;

THENCE   West 773 vrs. with the North boundary line of the old Brooks farm;


THENCE   North 179.6 vrs. to stake for corner;

THENCE   East 773 vrs. to stake for corner;

THENCE   South 179.6 vrs. to the place of beginning, containing 24.6 acres of land.

Exhibit A

Property Number F-176


Tract 1


Being a 103.94 acres tract of land located in the James T. Dove Survey, A-82, and being situated approximately S. 35 DEG. 00' E. a distance of 3.5 miles from the City of Daingerfield, Morris County, Texas. Said 103.94 acres tract of land being previously described in an Iron Ore Deed from R. R. Barber, et ux, to L. C. Luckel, Trustee, dated April 6, 1909, and duly recorded in Volume Q, page 189 of the Deed Records of Morris County, Texas. Said 103.94 acres tract of land being more particularly described as follows:

Beginning at a point in the east boundary line of the said J. T. Dove Survey for the east northeast corner of this tract of land. Said point being S. 00
DEG. 10' W. a distance of 1844.5 ft. from the north northeast corner of the said
J. T. Dove Survey.

Thence: S. 00 DEG. 10' W. along and with the east line of the said Dove Survey, in all a total distance of 2592.87 ft. to a point for the southeast corner of this tract of land.

Thence: N. 89 DEG. 27' w. along and with an old fence line, in all a total distance of 1496.3 ft. to an iron pin set at a fence corner for the southwest corner of this tract of land.

Thence: N. 01 DEG. 00' W. along and with an old fence line, in all a total distance of 3239.0 ft. to an iron pin set at a fence corner for the northwest corner of this tract of land. Said iron pin being in the north line of the said Dove Survey.

Thence: East, along and with the north line of the said Dove Survey, a distance of 902.18 ft. to a stake for the north northeast corner of this tract of land.

Thence: S. 00 DEG. 10' W. a distance of 660.0 ft to a stake for an "L" corner of this tract of land.

Thence:  East, a distance of 660.0 ft. to the place of beginning, containing
103.94 acres of land, more or less.

Exhibit A

Tract 2



All that certain lot, tract or parcel of land in the J. T. Dove Survey, Abstract No. 82, Morris County, Texas, being more fully described in a deed from Winston Banks to W. K. Blanton by deed dated March 29, 1867, and being the same land conveyed to V.F. Cramer by C. D. Cramer in a deed of October 1, 1936, recorded in Volume 31, Page 592, Deed Records of Morris County, Texas, to which recorded deed reference is hereby made for all purposes.

Together with all land and interest therein owned or claimed by Lone Star Steel Company by limitation or otherwise, in the J. T. Dove Survey, Morris County, Texas, although not included within the boundaries of the land particularly described above, subject to any prior reservation of mineral rights.

Exhibit A

Property Number P-130


BEING a 100.54 acre tract of land located in the James T. Dove Survey, A-82, and being situated approximately S 27 deg. E -3.5 miles from the City of Daingerfield, Morris County, Texas. Said 100.54 acre tract of land being the same 100 acre tract of land as conveyed from Sue Brooks Jenkins to Virgil Walters by Warranty Deed dated December 7, 1960, and duly recorded in Volume 96, page 525 of the Deed Records of Morris County, Texas. Said 100.54 acre tract of land being more particularly described as follows:

BEGINNING at a stake in the east boundary line of the said J.T. Dove Survey for the southeast corner of this tract of land. Said stake being in the west line of the Elizabeth Beard Survey, A-17, Said stake being N. 0 deg. 10'
E. 1142.9 feet from a 6" x 6" concrete monument with copper disk marked "E.B. -J.D." set at the southwest corner of the said E. Beard Survey. Said monument being an "L" corner of the said James T. Dove Survey.

THENCE   N. 89 deg. 39' W. along and with an old fence line in all a total distance of 3660.9 feet to a 4" x 4" concrete monument set in the west line of the said J.T. Dove Survey for the southwest corner of this tract of land.
Said monument being also in the east line of the M. Bowers Survey, A-35.

THENCE   N. 0 deg. 13' W along and with the Bowers-Dove Survey line in all a total distance of 1103.9 feet to a 4" iron pipe for the west-northwest corner of this tract of land.

THENCE   S. 89 deg. 35' E. along and with an old fence line in all a total distance of 2165.9 feet to a 4" iron pipe for an "L" corner of this tract of land.

THENCE   N. 1 deg. 43' E along and with an old fence line in all a total distance of 229.0 feet to a 4" iron pipe for the north-northwest corner of this tract of land.

THENCE   S. 89 deg. 27' E along and with an old fence line in all a total distance of 1496.3 feet to a stake set in the west line of the said J.T. Dove Survey, for the northeast corner of this tract of land. Said stake being in the west line of the said E. Beard Survey.

THENCE   S. 0 deg. 10' W along and with the Beard-Dove Survey Line in all a total distance of 1325.5 feet to the place of beginning, containing 100.54 acres of land, more or less.

Exhibit A

Property Number F-190

    Being a 51.87 acres tract of land located in the Ed West Survey, A-339, and being situated approximately S. 57 deg. 00' E. a distance of 3.5 miles from the City of Daingerfield, Morris County, Texas, said 51.87 acres tract of land being previously described in a Warranty Deed from R. R. Morrison, Trustee, to D. W. McClain and wife, Joyce, dated May 29, 1962, and duly recorded in Volume 103, Page 205, Deed Records of Morris County, Texas, said
51.87 acres tract of land being more particularly described as follows:

    BEGINNING at a 6" x 6" concrete monument with copper disk marked "EW-JWS-JLR-WL" said concrete monument being the southwest corner of this tract of land, said concrete monument being the southwest corner of the Ed West Survey, A-339, said concrete monument being the southeast corner of the J. W. Stoddard Survey, A-273, said concrete monument being the northeast corner of the J. L. Riddle Survey, A-251, said concrete monument being also the northwest corner of the Wm. Fultz Survey, A-109;

    THENCE N. 0 deg. 55' W. along the Stoddard-West Survey line at 3042.09 feet pass a 3" iron pipe the northeast corner of the said Stoddard Survey, same being the southeast corner of the A. F. Hargiss Survey, A-129, and continuing N. 0 deg. 55' W. along the Hargiss-West Survey line, in all a total distance of 3247.0 feet to a stake for the northwest corner of this tract of land, said stake being in the engineer's center line of the old Daingerfield & Jefferson Highway;

    THENCE in a southeasterly direction along and with the engineer's center line of said old Daingerfield & Jefferson highway, in all a total distance of
891.30 feet to a stake for the north northeast corner of this tract of land, said stake being also the northwest corner of the Oak Grove Union Church Lot;

    THENCE S. 28 deg. 00' W. along the Church boundary line, in all a total distance of 183.62 feet to a stake for an ell corner of this tract of land, said stake being also the southwest corner of the said Church lot;

    THENCE S. 77 deg. 00' E. along the Church boundary line, in all a total distance of 138.107 feet to a stake for the East northeast corner of this tract of land, said stake being in the west line of the M. Nelson property, said stake being also the southeast corner of the said Church lot;

    THENCE S. 01 deg. 56' E. along the said Nelson boundary line, in all a total distance of 2538.15 feet to a stake for the southeast corner of this tract of land, said stake being in the south survey line of the said West Survey, said stake being also in the north survey line of the said Fultz Survey;

    THENCE S. 89 deg. 32' W. along the Fultz-West Survey line, in all a total distance of 801.80 feet to the PLACE OF BEGINNING, containing 51.87 acres of land, more or less, all of which lies in the Ed West Survey, A-339.

    LESS AND EXCEPT an undivided 1/2 of the oil, gas and sulfur (but not iron, ore and gravel) in, on, under or that may be produced from the above described property heretofore reserved.

Exhibit A


Property Number F-202



Being a 57.95 acres tract of land located in the Ed West Survey, A-339, and being situated approximately S. 61 DEG. 00' E. a distance of 3.4 miles from the city of Daingerfield. Morris County, Texas. Said 57. 95 acres tract of land being a portion of those lands as described in an Iron Ore Deed from Mrs. Minnie Nelson et al to to W. O. Irwin, Trustee, and recorded in Volume
43, page 253, Deed Records of Morris County, Texas. Said 57.95 acres tract of land being more particularly described as follows:

BEGINNING at a 2" iron pipe set in the south line of the said Ed West Survey for the southwest corner of this tract of land. Said iron pipe being S. 89 DEG. 39' E. a distance of 801.80 feet from the southwest corner of the said Ed West Survey. Said iron pipe being set in the north line of the Wm. Fultz Survey, A-109;

THENCE   N. 01 DEG. 00' W. along and with an old fence line and hedge row a distance of 2675.15 feet to an iron pin set in the centerline of the old Daingerfield & Jefferson Public Road for the west northwest corner of this tract of land. A 2" iron pipe bears S. 01 DEG. 00' E. a distance of 45.0 feet set for reference corner;

THENCE   S. 57 DEG. 09' E. along and with the centerline of said Public Road a distance of 232.10 feet to an iron pin for an indenture corner of this tract of land. A 2" iron pipe bears N. 13 DEG. 31' E. a distance of 29. 5 feet set for reference corner;

THENCE   N. 13 DEG. 31' E. along and with an old fence line a distance of 314. 3 feet to a 2" iron pipe set at a fence corner for the north northwest corner of this tract of land;

THENCE   N. 89 DEG. 52' E. along and with said fence line a distance of 623.0 feet to an iron pin set in the centerline of a Public Road for the north northeast corner of this tract of land. A 2" iron pipe bears S. 89 DEG. 52' W. a distance of 21.5 feet set for a reference corner;

THENCE   S. 00 DEG. 36' W. along and with the centerline of the said Public Road a distance of 780. 90 feet to an iron pin set in the centerline of the said old Daingerfield & Jefferson Public Road for an indenture corner of this tract of land;

THENCE   S. 59 DEG. 20' E. along and with the centerline of said Public Road a distance of 193.6 feet to an iron pin for the east northeast corner of this tract of land. A 2" iron pin bears S. 12 DEG. 30' W. a distance of 28.0 feet set for reference corner;

THENCE   in a southerly direction, along and with am old fence line and hedge row as follows: S. 12 DEG. 30' W. --523. 0. feet; S. 01  45' W. --583.38 feet:
S. 00 DEG. 15' W. --555.60 feet; and S. 02 DEG. 15' E. --333.0 feet to a 2" iron pipe set in the south line of the said Ed West Survey for the southeast corner of this tract of land. Said iron pipe being set in the north line of the said Wm. Fultz Survey;

THENCE   N. 89 DEG. 39' W. along and with the south line of the said Ed West
Survey a distance of 881.0 feet to the place of beginning, containing 57. 95 acres of land, more or less:

Exhibit A

Property Number F-205


All that certain tract or parcel of land situated in Morris County, Texas, a portion of the Wm. S. Fultz HR Survey, A-109, of said county, and being more particularly described as follows:

BEGINNING at the Northwest corner of said Wm. S. Fultz
HR Survey;

THENCE   South 420 vrs. to a stake;

THENCE   East 1019 vrs. to the Southwest corner of a
4 acres tract conveyed to W. G. Bird;

THENCE   North 150 vrs. to the Northwest corner of said
4 acres tract;

THENCE   East 150 vrs. to the Northeast corner of said
4 acres tract;

THENCE   South 150 vrs. to the Southeast corner of said
4 acres tract;

THENCE   East 175 vrs. to a stake on the East Boundary
Line of the Wm. S. Fultz HR Survey;

THENCE   420 vrs. to the Northeast corner of said
Wm. S. Fultz HR Survey;

THENCE   West 1344 vrs. to the PLACE OF BEGINNING, con-
taining 96 acres of land, more or less of the Wm. S.
Fultz HR Survey.

Exhibit A

Property Number F-085


All that certain lot, tract or parcel of land being a part of the Ed West Survey, Abstract No. 339, located in Morris County, Texas, same being a
101.01 acre tract of land and being located approximately four miles east from the County Site of Daingerfield, Morris County, Texas, and being more particularly described as follows:

BEGINNING at a 4" iron pipe for the Southeast corner of this tract of land, said corner being the most westerly Southwest corner of the Anna McMillan 100 acre tract of land, said corner being also in the north boundary line of the Hall 50 acre tract of land;

THENCE   North 68 deg. 55' West along the Hall North boundary line, in all a total distance of 728.94 varas to a 4" iron pipe for the Southwest corner of this tract of land, said iron pipe being the Northwest corner of the said Hall tract of land;

THENCE   North 1 deg. 43" West in all a total distance of 497.84 varas to a 4" iron pipe for the Northwest corner of this tract of land, said iron pipe being also the Southwest corner of the B. F. Hall 20 acre tract of land;

THENCE   North 88 deg. 18' East, in all a total distance of 830.09 varas to a
4" iron pipe for the Northweast corner of this tract of land, said iron pipe being the Northwest corner of the said Anna McMillan tract of land;

THENCE   South 6 deg. 01' East along the McMillan West boundary line in all a total distance of 318.20 varas to a 4" iron pipe in the east boundary line of this tract of land, said iron pipe being also in the West boundary line of the McMillan tract of land;

THENCE   South along the McMillan West boundary line in all a total distance of
532.79 varas to the place of beginning, containing 101.01 acres of land, more or less, BEING the same tract of land described in a Warranty Deed from W. B. Womack to Elmore Wallaco dated December 3, 1900, and recorded in Volume K, page 12 of the Morris County Deed Records, and also the same land described in a Warranty Deed from Jack Wallace et al to W. J. McLeary dated January 20, 1953, and recorded in Volume 68, page 616, of the Morris County Deed Records, to which deeds and records thereof reference is here made for all pertinent purposes.

Exhibit A

Property Number F-182


All that certain lot, tract or parcel of land in Morris County, Texas, being
309.93 acres of land of which 132.40 acres are located in the Edward West Survey, A.339, 106.70 acres are located in the Alex F. Hargiss Survey, A. 129, and 70.83 acres are located in the William Crowder Survey, A-53, said 309.93 acres of land being situated approximately S. 70 deg. 00' E. a distance of 2.8 miles from the City of Daingerfield, Morris County, Texas, said 309.93 acres of land consists of 239.88 acres tract of land and a 20.05 acres tract of land and being more particularly described as follows:

TRACT 1

BEGINNING at an iron pin set in the east right-of-way line of the L & A Railroad for the northwest corner of this tract of land, said iron pin being in the north line of the William Crowder Survey and S 89 deg. 53' W. a distance of 1144.0 ft. from the northeast corner of the said William Crowder Survey;

THENCE   N. 89 deg. 53' E. at 1144.0 ft. pass the northeast corner of the said
William Crowder Survey, at 2996.0 ft. pass the west line of the said Edward West Survey, in all a total distance of 5299.0 ft. to an iron pin set at a fence corner for the northeast corner of this tract of land;

THENCE   South, along and with the centerline of a public road, a distance of
2502.0 ft. to an iron pin for the southeast corner of this tract of land;

THENCE   S 89 deg. 45' W. along and with an old fence line, at 2303.0 ft. pass the west line of the said Edward West Survey, at 4155.0 ft. pass the west line of the Alex F. Hargiss Survey, in all a total distance of 4600.05 ft. to an iron pin set in the east right of way line of the L & A Railroad for the southwest corner of this tract of land;

THENCE   in a northwesterly direction, along and with the east right-of-way line of said L & A Railroad as follows: N 22 deg 49' W 799.57 ft; N 20 deg 07"
W. 410.02 ft; West 31.0 ft; N 12 deg. 54' W 282.12 ft; and N. 07 deg 54' W.
1124.08 ft. to the PLACE OF BEGINNING, containing 289.88 acres of land, more or less.

TRACT 2

BEGINNING at an iron pin set in the west right-of-way line of the L & A Railroad for the northeast corner of this tract of land, said iron pin being in the north line of the William Crowder Survey and S, 89 deg 53' W. a distance of 1346.0 ft. from the northeast corner of the said William Crowder Survey;

THENCE   in a southeasterly direction, along and with the west right-of-way line of said L & A Railroad as follows: S. 07 deg. 54' E. 1149.32 ft. and
S. 12 deg. 02' E. 249.48 ft. to an iron pin set at a fence corner for the southeast corner of this tract of land;

THENCE   West, along and with said fence line a distance of 666.0 ft. to an iron pin set at a fence corner for the south southwest corner of this tract of land, said iron pin being in the north right-of-way line of the old L & A Railroad;

Exhibit A

THENCE   N. 67 deg. 14' W. along and with the said north right-of-way line, a distance of 87.84 ft. to an iron pin set in an old fence line for the west southwest corner of this tract of land;
THENCE N. 00 deg. 09' E. along and with an old fence line and hedge row, a distance of 1347.0 ft. to an iron pin set in the north line of the said William Crowder Survey for the northwest corner of this tract of land;


THENCE   N. 89 deg. 53' E. along and with the north line of the said Wm.
Crowder Survey, a distance of 534.0 ft. to the PLACE OF BEGINNING, containing
20.05 acres of land, more or less.

SAVE AND EXCEPT 1/8 royalty on all oil and gas that may be produced or saved from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring and producing same.

Exhibit A


Property Number F-194



All that certain lot, tract or parcel of land in Morris County, Texas, being a
46.337 acre tract of land located in the Edward West Survey, A-339, and being situated approximately S. 75 deg. 00' E. a distance of 3.2 miles from the City of Daingerfield, Morris County, Texas, said 46.337 acre tract of land being a portion of a 50 acre tract of land as described in a Warranty Deed from Lula
J. Connor, a widow, to Roy M. Howell and Arthur M. Howell dated January 9, 1948, and duly recorded in Volume 60, Page 31, Deed Records of Morris County, Texas, said 46.337 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set in the centerline of a Public Road for the northwest corner of this tract of land, said iron pin being the Southwest corner of a 101.01 acre tract, of land owned by Lone Star Steel Company, said iron pin being the northwest corner of the said 50 acre tract of land, a 4" iron pipe bears S 68 deg. 55' E. -- 20.0 feet set for a reference corner;

THENCE   S. 68 deg. 55' E. along and with an old fence line and hedge row, a distance of 2,908.2 feet to an iron pin set at a fence corner for the northeast corner of this tract of land;

THENCE   S. 24 deg. 00' W. along and with an old fence line a distance of
748.0 feet to an iron pin set at a fence corner for the southeast corner of this tract of land;

THENCE   N. 69 deg. 02' 55" W. along and with an old fence line and hedge row, a distance of 2,151.84 feet to an iron pin set at a fence corner for the south southwest corner of this tract of land;

THENCE   North, along and with a fence line, a distance of 100.0 feet to an iron pin set at a fence corner for an indenture corner of this tract of land;

THENCE   N. 69 deg. 02' 55" W. along and with a fence line, a distance of
428.0 feet to an iron pin set in the centerline of said Public Road for the west southwest corner of this tract of land, an iron pin bears S. 69 deg. 02' 55,' E -- 27.0 feet set for reference corner;

THENCE   North, along and with the centerline of said road, a distance of
707.0 feet to the PLACE OF BEGINNING, containing 46.337 acres of land, more or less.


SAVE AND EXCEPT an undivided one-half (1/2) of all oil and gas minerals in, on, under and that may be produced from the above described property heretofore reserved.

Exhibit A

Property Number F-178


Being a 70 acres tract of land located in the Edward West Survey, A-339, and being situated approximately s. 75 deg. 00' E. a distance of 4.2 miles from the City of Daingerfield, Morris County, Texas. Said 70 acres tract of land consists of a 50 acres tract of land as described in a deed from M. C. Bell to
S. A. French and recorded in Volume 6, Page 528, Deed Records of Morris County, Texas, and a 20 acres tract of land as described in deed from J B. Wallace to S. A. French and duly recorded in Volume 6, Page 527, Deed Records of Morris County, Texas, said 70 acres tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the southeast corner of the said 20 acres tract of land for the southeast corner of this tract, said iron pin being
N. 52 deg. 30' E. a distance of 8500.0 feet from the southwest corner of the said Edward West Survey;

THENCE   North, a distance of 699 varas to a stake for the northeast corner of this tract of land;

THENCE   West, a distance of 349 varas to a stake for the north northwest corner of this tract of land:

THENCE   South 23 deg. 00' W. a distance of 155 varas to a stake for an 'L'
corner of this tract of land;

THENCE   North 67 deg. 00' W a distance of 152 varas to a stake for the west northwest corner of this tract of land;

THENCE   South 23 deg. 00' W. a distance of 266 varas to a stake for the west southwest corner of this tract of land;

THENCE   South 67 deg. 00' E. a distance of 202 varas to a stake for an angle corner of this tract of land;

THENCE   South, a distance of 292 varas to a stake for the south southwest corner of this tract of land;

THENCE   East, a distance of 480 varas to the PLACE OF BEGINNING, containing
70 acres of land, more or less.

SAVE AND EXCEPT 1 acre out of the above described property, together with the residence and all improvements situated thereon heretofore reserved, described as follows:

BEGINNING at an iron pin in the south line of the said 70 acres tract of land for the southeast corner of this tract of land, said iron pin being West a distance of 252.0 ft. from the southeast corner of the said 70 acres tract of land;

THENCE   West, along and with the south line of the said 70 acres tract of land, a distance of 208.71 ft. to an iron pin for the southwest corner of this tract of land;

THENCE   North, a distance of 208.71 ft. to an iron pin for the northwest corner of this tract of land;

THENCE   East, a distance of 208.71 ft. to an iron pin for the northeast corner of this tract of land;

THENCE   South, a distance of 208.71 ft. to the PLACE OF BEGINNING, containing
1.00 acre of land, more or less.

SAVE AND EXCEPT an undivided 1/16 royalty, being 1/2 of the usual 1/8 royalty, in and to all oil and gas in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purpose of drilling, mining and producing same.

Exhibit A
Property Number F-173


TRACT 1:

Being 50 acres of land, more or less, of the Ed West Survey, situated in Cass County, Texas, known as the Norwood tract of land;

BEGINNING at the NW corner of a 12 acre tract owned by T. B. Lilley in said survey;

THENCE   North 168 varas to the SW corner of a tract owned by Gus Bradley, a stake, a pine bears S 10 East 7-1/5 varas, a Hickory bears South 51 East 15-3/5 varas, both marked X;

THENCE   East 93 varas to the SE corner of said Bradley tract, a Hickory bears
South 81 East 2-1/5 varas, another North 10 West 2-1/5 varas, both marked X;

THENCE   North 457 varas to a stake in Bradley's EB line, a P O bears South 28
East 16-1/5 varas marked X;

THENCE   East 425 varas to a stake in Bradley's WB line a RO bears South
63-1/2 West 3 varas marked X;

THENCE   South with Bradley's WB line 625 varas to the NE corner of said 12 acre tract;

THENCE   West 518 varas with the NB line of same to the PLACE OF BEGINNING, containing 50 acres of land, more or less, and being the same land described in deed from G. T. Norwood to T. B. Lilley, dated November 12, 1906, and recorded in Volume F-3, Page 553 of the Deed Records of Cass County, Texas.

TRACT 2:

Being 12 acres of land of the Ed West Survey situated in Cass County, Texas;

BEGINNING at the NW corner of a 38 acre tract owned by J. M. Niblett, Jr.;

THENCE   East with said Niblett's ND line 518 varas to the NE corner of said
Niblett 38 acre tract;

THENCE   North 130.7 varas a stake, a P O bears South 2 varas marked X;

THENCE   West 518 varas to a stake, a B.J. bears S. 22 East 7-1/2 varas marked
X;

THENCE   South 130.7 varas to the PLACE OF BEGINNING, containing 12 acres of land, more or less, of the Ed West Survey in Cass County, Texas, and being the same property described in deed from G. T. Norwood to T. B. Lilley, dated February 9, 1906, and recorded in Volume F-3, Page 497 of said Deed Records.

Exhibit A

TRACT 3:

Being 81 acres and 1242 square varas of land, more or less, of the Ed West Survey situated in Morris and Cass Counties, Texas;

BEGINNING at the SE corner of the original A. Hargiss subdivision of said survey;

THENCE   West with Hargiss SB line 825 varas to a stake, a small B.J. bears
North 43 East 5 varas marked X;

THENCE   North 700 varas to a stake, a small PO Hargiss EB line a BJ bears
West 2-1/2 varas marked X;

THENCE   East 477 varas to a stake in said Hargiss EB line from which a Black
Jack bears due West 2-1/2 varas off marked X;

THENCE   South 232 varas to a corner of said Hargiss subdivision;

THENCE   South 60 degrees East 402 varas to another corner of said Hargiss tract;

THENCE   South 263 varas to the PLACE OF BEGINNING, containing 81 acres and
1242 square varas of land, more or less, and being the same property described in deed from P. G. Seagle, et ux, to T. B. Lilley, dated November 24, 1883, and recorded in Volume C, Page 507 of the Deed Records of Morris County, Texas.

SAVE AND EXCEPT

a 65.0 acres tract of land located in the Edward West Survey, A-339 and A-1080, Morris and Cass Counties, Texas. Said 65.0 acres tract of land being situated approximately N. 60 DEG. 00' W. a distance of 1.50 miles from the City of Hughes Springs, Cass County, Texas. Said 65.0 acres tract of land being a portion of an 81 acres tract of land described as Tract 3 in a Warranty Deed from John B. Lilley, et al to Lone Star Steel Company dated October 8, 1968, and duly recorded in Volume 126, page 110 of the Deed Records of Morris
County, Texas. Said 65.0 acres tract of land being more particularly described as follows:

Beginning at the southwest corner of the said 81 acres tract of land for the southwest corner of this tract of land. Said corner being N. 61 DEG. 00' E. a distance of 6180.0 ft. from the southwest corner of the said Edward West Survey.

Thence: North, along and with an old fence tine, a distance of 1210.0 ft. to a point in the centerline of a Public Road for the northwest corner of this tract of land.

Exhibit A
Property Number F-173 (cont.)



Thence: In an Easterly direction, along and with the centerline of said road, as follows: N. 77 DEG. 39' E. 1060.0 ft.; S 74 DEG. 00' E. - 360.0 ft.; and S.
61 DEG. 00' E. - 1132.0 ft. to a point in a road intersection for the northeast corner of this tract of land.

Thence: S. 00 DEG. 30' W., along and with the centerline of said road, a distance of 730.0 ft. to a stake set at the southeast corner of the said 81 acres tract of land, for the southeast corner of this tract of land.

Thence: S. 88 DEG. 31' W., along and with the south line of said 81 acres tract of land, a distance of 2365.43 ft. to the place of beginning, containing 65.0 acres of land, more or less.

Exhibit A


Property Number F-163


All That certain tract or parcel of land, containing 573.92 acres, located in the Edward West Survey, A-1080, Cass County, Texas, and being situated approximately N. 30 Deg. W. -2 miles from the town of Hughes Springs, Texas. Said 573.92 acre tact of land being more particularly described as follows, to-wit:

BEGINNING at a point in the north line of the said West Survey, and the south line of the J. C. Harrison Survey, A-491, for the northeast corner of this described tract of land. Said corner being N. 89 Deg. 54' W. - 6211.0 feet from The northeast corner of the West Survey.

THENCE: S. 00 Deg. 02' E., a total distance of 1763.5 feet to a point for an indenture corner of this tract.

THENCE: S. 89 Deg. 54' E., a total distance of 1192.0 feet to a point for northeast corner of this tract.

THENCE: S. 00 Deg. 03' E., a total distance of 289.3 feet to a point for an indenture corner of this tract.

THENCE: N. 89 Deg. 38' E., a total distance of 1054.0 feet to a point for a northeast corner of this tract. Said corner being the northwest corner of the
W. Shaddix 60 acre tract. (Deed Ref. Vol. V-3, Page 426, Deed Records of Cass County, Texas).

THENCE: S. 00 Deg. 03' E., a total distance of 1251.9 feet to the southwest corner of the said Shaddix 60 acre tract for an indenture corner of this tract.

THENCE: S. 89 Deg. 44' E., along the south line of the Shaddix 60 acre tract, a total distance of 2166.6 feet to the southeast corner thereof for the east-northeast corner of this tract.

THENCE: S. 00 Deg. 16' W., at 113.0 feet pass an old car axle marking the northwest corner of a 31.13 acre tract of land described as Tract No. 1 in a Warranty Deed from Lena Bell Irvin Shaddix to Lone Star Steel Company (Deed Ref. Vol, 478, Page 472, Deed Records of Cass County, Texas), continuing same course, in all a total distance of 2812.4 feet to the southwest corner of the Lone Star Steel 31.13 acre tract for an angle corner in the east line of this tract. Said corner being in the middle of Hughes Creek and being also the northwest corner of a 67.71 acre tract of land described in a Warranty Deed from T. E. Whisenant, et al, to Lone Star Steel Company.

THENCE: S. 00 Deg. 03' W., along the west line of the said 67.71 acre tract, a total distance of 1695.0 feet to a rock pile for the southeast corner of this tract. Said corner being also the northeast corner of a 9.89 acre tract of land described in a Warranty Deed from J. D. Beaty and wife to Lone Star Steel Company (Deed Ref. Vol. 474, Page 166, Deed Records of Cass County, Texas).

Exhibit A
Property Number F-163 (cont.)



THENCE: N. 88 Deg. 55' W., along the north line of said 9.89 acre tract, a total distance of 694.2 feet-to the northwest corner thereof for an indenture corner of this tract.

THENCE: S. 00 Deg. 24' E., along the west line of the aforementioned 9.89 acre tract, a total distance of 606.1 feet to a point for a southeast corner of this tract.

THENCE: West, a total distance of 756.9 feet to a 3/4" iron pipe heretofore set for the northeast corner of a 78.33 acre tract described in a Warranty Deed from Ruby Boatright, et al, to Lone Stir Steel Company (Deed Ret. Vol. 467, Page 535, Deed Records of Cass County, Texas).

THENCE: S. 89 Deg. 38' W., along the north line of said 78.33 acre tract, a total distance of 2194.0 feet to the northwest corner thereof for an indenture corner of this tract.

THENCE: S. 00 Deg. 22' W., along the west line of the aforementioned 78.33 acre tract, a total distance of 627.6 feet to a point in the approximate center of a public road for a southeast corner of this tract.

THENCE: N. 60 Deg. 56' W., along and with said road, a total distance of 1132.4 feet to a point for the southwest corner of this tract.

THENCE: N. 00 Deg. 28' W., a total distance of 1218.3 feet to the southwest corner of the Vernon Lilly 12 acre tract for a corner of this tract.

THENCE: N. 89 Deg. 10' E., along the south line of the Lilly 12 acre tract, a total distance of 1439.6 feet to the southeast corner of same for a corner of this tract.

THENCE: N. 00 Deg. 01' E., at 363.1 feet pass the northeast corner of the Lilly 12 acre tract, same being the southeast corner of a 50 acre tract in the name of Vernon Lilly, continuing same course along the east line of the Lilly 50 acre tract, in all a total distance of 2108.1 feet to the northeast orner of the Lilly 50 acre tract for a corner of this tract.

THENCE: N. 89 Deg. 43' W., along the north line of the Lilly 50 acre tract, a total distance of 1192.9 feet to the northwest corner thereof for a corner of this tract.

THENCE: S. 00 Deg. 19' E., along a west line of the Lilly 50 acre tract, a total distance of 1269.4 feet to an indenture corner of the Lilly tract for an indenture corner of this tract.

THENCE: N. 89 Deg. 43' W., along a north line of the Lilly tract, a total distance of 258.3 feet to a northwest corner of the Lilly tract for a corner of this tract.

Exhibit A

THENCE: N. 00 Deg. 19' W., a total distance of 1269.4 feet to a point for an angle corner in the west line of this tract.

THENCE: N. 00 Deg. 02' W., a total distance of 5147.2 feet to a point in the north line of the Ed West Survey for the northwest corner of this tract.

THENCE: S. 89 Deg. 54' E., along the north line of the said West Survey, a total distance of 258.3 feet to the place of beginning, containing 573.92 acres of land.


SAVE AND EXCEPT

a 1.11 acre tract of land located in the Edward West Survey, A-1080, and being situated approximately N. 30 DEG. 00' W. a distance of two (2) miles from the City of Rugbes Springs, Cass County, Texas. Said 1.11 acre tract of land being a portion of a 573.92 acres tract of land as described in a Warranty Deed from
C. B. Niblett et al to Lone Star Steel Company, dated November 13, 1967, and duly recorded in Volume 499, page 496, Deed Records of Cass County, Texas.
Said 1.11 acre tract of land being more particularly described as follows:

BEGINNING at an iron pipe set at a northeast corner of the said 573.92 acres tract of land for the northeast corner of this tract of land. Said iron pipe being the northwest corner of the W. Shaddix 60-acre tract of land. Said iron pipe being S. 62 DEG. 48' W. a distance of 4457.0 ft. from the northeast corner of the said Edward West Survey;

THENCE   S. 00 DEG. 03' E. along and with the east line of the said 573.92 acres tract of land a distance of 287.2 ft. to an iron pin for the southeast corner of this tract of land;

THENCE   S. 62 DEG. 17' W. a distance of 170.7 ft. to an iron pin set on the east side of a public road for the southwest corner of this tract of land;

THENCE   N. 00 DEG. 59' E. along and with the east side of said public road, a distance of 365.71 Ft. to an iron pin set in the north line of the said 573.92 acres tract of land for the northwest corner of this tract of land;

THENCE   N. 89 DEG. 38' E. along and with the north line of the said 573.92 acres tract of land a distance of 144.6 ft. to the place of beginning containing
1.11 acre of land, more or less.

Exhibit A
Property Number F-153




BEING a 9.69 acre tract of land located in the Edward West Survey, A-1080, Cass County, Texas, and being situated approximately North 45 deg. West, one mile from the City of Hughes Springs, Cass County, Texas; said 9.69 acre tract of land being a portion of a 69.09 acre tract of land described as "Fourth" tract in a partition deed made between J. D. Bradley, et ux, dated October 27, 1963, and duly recorded in Volume 447, page 199, of the Deed Records of Cass County, Texas: said 9.69 acre tract of land being,also the same land described as a 9.5 acre tract of land in a deed from T. H. Briggs to A. D. Bradley dated December 31, 1901, and duly recorded in Volume D-3, page 472, of the Deed Records of Cass County, Texas; said 9.69 acre tract of land being more particularly described as follows:

BEGINNING at a stake set at the North Northeast corner of the said 69.09 acre tract of land for the Northeast corner of this tract of land; said stake being the Northeast corner of the said 9.5 acre tract of land;

THENCE   South 0 deg. 30 min. West, along and with the East line of the said
9.5 acre tract of land, in all a total distance of 609.7 feet, to a stake set at the Southeast corner of the said 9.5 acre tract of land for the Southeast corner of this tract of land;

THENCE   North 89 deg. 26 min. West, along and with the South line of the said
9.5 acre tract of land, in all a total distance of 683.0 feet to a stake set at the Southwest corner of the said 9.5 acre tract of land for the Southwest corner of this tract of land;

THENCE   North 0 deg. 32 min. West, along and with the West line of the said
9.5 acre tract of land, in all a total distance of 616.2 feet to a stake set at the Northwest corner of the said 9.5 acre tract of land for the Northwest corner of this tract of land;

THENCE   South 88 deg. 54 min. East, along and with the North line of the said
9.5 acre tract of land, in all a total distance of 694.2 feet to the place of beginning, containing 9.69 acres of land.

SAVE AND EXCEPT an undivided 1/2 royalty on all oil and gas in, under, or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress at all times, for the purposes of drilling, mining, exploring, producing and transporting same.

Exhibit A
Property Number F-149


All that tract and parcel of land situated in the Edward West Survey, Abstract No 1080 of Cass County, Texas, and consisting of 78.33 acres of land and being situated approximately North 45 deg. West 1 mile from the City of Hughes Springs, Cass County, Texas; said 78.33 acre tract of land consists of a portion of a 50 acre tract and a portion of a 49 acre tract of land as described in a warranty deed from Mrs. C. A. Williams to A. D. Bradley, dated November 5, 1891 and duly recorded in Volume F-3, page 23, Deed Records of Cass County, Texas, and a portion of a 60 acre tract of land as described in a warranty deed from Jas. A. Shaddix et ux N.M. to A. D. Bradley dated May 14, 1903, and duly recorded in Volume B-3, page 501 of the Deed Records of Cass County, Texas; and being the same land described as First Tract in that certain partition deed executed by J. D. Bradley, et al, dated October 27, 1963, recorded in Volume 447, page 199, Deed Records of Cass County, Texas, and being more particularly described as follows:

BEGINNING at a stake set at the Southwest Corner of the said 60 acre tract of land for the Southwest Corner of this tract of land; said stake being North 72 deg. 30 min. East, 8,085.0 feet from the Southwest Corner of the said Ed West
Survey: said stake being at the intersection of two county roads;

THENCE South 89 deg. 39 min. East, along and with the South line of the said 60-acre tract of land, in all a total distance of 670.0 feet to a stake for the South Southeast Corner of this tract of land;

THENCE North 0 deg. 38 min. East in all a total distance of 752.4 feet to a stake set in the North line of the said 60 acre tract of land for an corner of this tract of land;

THENCE South 89 deg. 55 min. East, along and with the North line of the said 60 acre tract of land in all a total distance of 758.0 feet to a stake set for the middle Southeast corner of this tract of land;

THENCE North 0 deg. 38 min. East in all a total distance of 316.2 feet to a stake set for an corner of this tract of land;

THENCE South 89 deg. 55 min. East in all a total distance of 766.0 feet to a stake set for the east southeast corner of this tract of land;

THENCE North 0 deg. 38 min. East in all a total distance of 1129.0 feet to a stake set in the North line of the said 50 acre tract of land for the north northeast corner of this tract of land;

THENCE South 89 deg. 38 min. West along and with the North line of the said 50 acre tract of land in all a total distance of 2194.0 feet to a stake set at the Northwest corner of the said 50 acre tract of land for the Northwest Corner of this tract of land, said stake being set in an old county road;

THENCE South 0 deg. 38 min. West along and with said county road, in all a total distance of 2177.1 feet to the PLACE OF BEGINNING, containing 78.33 acres of land, more or less.

Exhibit A

SAVE AND EXCEPT and undivided 1/16 royalty (being 1/2 of the usual 1/8 royalty) in and to all the oil and gas, casinghead gas and gasoline in, on, under, and that may be produced from the above described property heretofore reserved, together with the right of ingress and egress at all times for the purposes of mining, drilling, exploring, producing, and transporting oil and gas.

Exhibit A

Property Number F-065


All that certain parcel of land located about 3/4 mile north of the City of Hughes Springs, Texas, and being 5.80 acres a part of the Edward West Survey, out of the C. E. Watson, Sr. 100 acre tract, at a point in the Hughes Springs and Holly Springs road, beginning at the Northeast corner of Mrs. Ila Taylor's 10 acre tract of land an iron stake for corner;

Thence West 1620 feet to Wilson's East line an iron stake for corner;
Thence North with Wilson's East line 373 feet an iron stake for corner;
Thence East 803 feet an iron stake for corner;
Thence South 353 feet an iron stake for corner;
Thence East 867 feet an iron stake for corner;
Thence South 19 feet to place of beginning containing 5.80 acres of land. Being the same land described in deed dated September 6, 1940, from K.C. Watson and wife to Era Callaway and recorded in Volume R-8 Page 611, Deed Records of Cass County, Texas.

Exhibit A

Property Number F-064


All that certain parcel of land located about 1 mile North of the City of Hughes Springs, Texas and being 15.22 acres apart of the Edward West Survey.
Beginning 1637 feet North of the S.E. Corner of the C.E. Watson 100 acre tract, at a point in the Hughes Springs and Holly Springs road; Thence North with said East boundary of said C.E. Watson 100 acre tract and with road 456 feet to stake the South East corner of D.L.D. Whisenant 1/2 acre tract; Thence West 180.5 feet to the South West corner of said 1/2 acre tract iron stake for corner; Thence North 111 feet to the North West corner of said 1/2 acre tract. Thence North 89 deg West with South line of D.L.D. Whisenant tract of land 1500 feet to the South West corner of same and N.W. corner of the C.E. Watson Estate tract iron stake for corner; Thence South 230 feet to iron stake for corner in West line of the C.E. Watson 100 acre tract; Thence East 803 feet to iron stake for corner; Thence South 353 feet to iron stake for corner; Thence East 867 feet to place of beginning. Being the same land described in deed dated March 7, 1940, from L. M. Watson, et, al to Mrs. Era (Watson) Callaway and recorded in Volume E-8, Page 379, Deed Records of Cass County, Texas.

SAVE AND EXCEPT the following property:

    That certain tract or parcel of land, situated in the County of Cass, State of Texas in the Edward West Survey, A-1080 as more particularly described as follows:

    Beginning at a point the centerline of FM Highway 2150, said point being centerline Station 52-39 and the Southeast Corner of a 15.22 Acre tract owned by the Lone Star Steel Co.

THENCE: West, along the South boundary line of said tract, a distance of fifty (50') feet to a pod in the West Right-of-Way line of said FM Highway 2150.
THENCE: N 2 DEG.00' E, a distance of 472 feet to a point in the North boundary of said tract, said pod being fifty (50') feet left of centerline Station 57-11.
THENCE:  East, a distance of fifty (50') feet to centerline Station 57*11.
THENCE   S 2 DEG.00' W, a distance of 472 feet to the point of beginning.
                   Containing 0.78 acres more or less.

    Said 0.78 acres are also described as Parcel No. 2 in that certain Right-of Way Deed dated July 20, 1954, executed by Lone Star Steel Company to the State of Texas.

Exhibit A

Property Number F-068


All that certain tract or parcel or land described as follows: Being (24) acres out of the Ed West H.T. Survey located about one mile Northwest from the town or Hughes Springs and described as follows to-wit; Beginning at A. D. Bradley's S. E, Corner at a rock; Thence North along said Bradley's East line to a stake for cor; Thence East along said Bradley's South line to a rock C. E. Watson's Sr. West line a rock for cor; Thence South along C. E. Watson's West line to a rack for cor; Thence West to the place of beginning the same being 24 acres of land out of the T. H. Brigg's old homestead and being (24) acres of land, more or less. Also another tract or land of the same H.R survey described as follows:
Beginning at the S.E. corner of a tract or land made for Mrs. C. J. Wilson by the grantors herein. Thence North 100 feet a stake C. E, Watson's land. Thence West 60 feet to A. D. Bradley's cor. on land. Thence South along Bradley's East line 100 feet to Mrs. C. J. Wilson's land. Thence East 60 feet to the place or beginning. Being the same property described in Cass County Deed Records Vol. E-4, Page 380.

Being the same land described in deed from Mrs. Nolie Hearne, et al, to R.W. Bentley and C.H. Callaway dated September____, 1948, and recorded in Volume 250, Page 246, Deed Records of Cass County, Texas.

Exhibit A

Property Number F-067


All that certain tract or parcel of land situated in Cass County, Texas and described as follows to-wit: Beginning at the S. W. corner of C. E. Watson's tract of land and the N.W. corner of J. M. Cook's land; Thence North 219 yards at a stake; Thence East 219 yards a stake; Thence South 219 yards a stake; Thence West 219 yards a stake the place of beginning containing 10 acres of land a part of the Ed West H.L Surrey. Being the property described in Cass County Deed Records, Vol.V-3, Page 483.

Being the same land described in deed from Mrs. Nolie Hearne, et al, to R.W. Bentley and C.H. Callaway dated September 1948, and recorded in Volume 250, Page 246, Deed Records of Cass County, Texas.

Exhibit A

Property Number F-066


All that certain tract or parcel or land being a part or the Ed West H.R. Survey and described an follows: Beginning at a point in the Hughes Springs and Holly Springs road 130 feet North of the Southeast corner of the C.E. Watson 100 acre tract and the Northeast corner of a small lot formerly deeded to Mrs. Eula Witt; Thence West with Mrs. Witt's North line and Mrs. Ila Taylor's North line 268 feet to the Northwest corner of Mrs. Taylor's lot; Thence South 130 feet a stake; Thence West 736 feet to J. C. Wilson's South east corner; Thence North 657 feet to said Wilson's Northeast corner; Thence West 568 feet to a stake for corner; Thence North 155 feet a stake for corner; Thence East 1588 feet to stake for corner; Thence South to place of beginning 684 feet containing 20 acres of land. Being the same land described in deed dated June 24, 1943, from W. O. Witt and wife to R. W. Bentley and C. H. Callaway, recorded in Volume E-8, Page 640, Deed Records of Cass County, Texas.

SAVE AND EXCEPT the following property:

    That certain tract or parcel of land, situated in the County of Cass, State of Texas in the Edward West Survey, A-1080 as more particularly described as follows:

    Beginning at a point in the centerline of FM Highway 2150, said point being Station 37 48 and the southeast corner of a 20 acre tact owned by the Lone Star Steel Company.

THENCE: West, along the south boundary line of said tract, a distance of fifty (50') feet to a point in the West Right-of-Way line of said FM Highway 2150.
THENCE: N 1DEG. 45' W, a distance of 145.9 feet to a point fifty (50') feet left of PI Station 38 93.9.
THENCE: N 2DEG. 45' W, a distance of 533.1 feet to a point fifty (50') feet left of Station 44*27, said point being on the north boundary line of said 20 acre tact
THENCE: East, along said boundary line, a distance of fifty (50') feet to a point in the centerline of FM Highway 2150 at Station 44 27.
THENCE:  S 2DEG. 45' E, a distance of 533.1 feet to centerline Station 38 93.9.
THENCE:  S 1DEG. 45' E, a distance of 145.9 feet to the point of beginning.
              Containing 0.54 acres more or less.

    Said 0.54 acres are also described as Parcel No. 1 in that certain Right-of-Way Deed dated July 20, 1954, executed by Lone Star Steel Company to the State of Texas.

Exhibit A

Property Number F-091


 Being a 52.708 acre tract of land located in the Larking Martin Survey, Abstract No. 698, Cass County, Texas, a part of the old W. A. Hooton 163.12 acre tract of land, described in a deed from R. S. Arnold to C. A. Traylor and being recorded in Vol. N-4, page 298 of the Deed Records of Cass County, Texas, being more particularly described as follows:

Beginning at a rock pile for the southwest corner of this tract of land, said rock pile being the southwest corner of the old Hooton 163.12 acre tract of land, said rock pile being the northwest corner of the old Borris Survey, also in the east boundary line of the Ed West Survey, Abstract 1080;

Thence North along The C. A. Traylor west boundary line and the East line of the Ed West survey, Abstract No. 1080, in all a total distance of 3026.90' to a stake for the northwest corner of this tract of land, said stake being also the southwest corner of the Calloway tract of land;

Thence North 89DEG. 20' East along the C. A. Traylor-Galloway boundary line, in all a total distance of 749.51' to a stake for the northeast corner of this tract of land, also the northwest corner of the Jimmie Traylor 59.04 acre tract of land;

Thence South 0DEG. 20' East along the C. A. Traylor - J. Traylor boundary line, in all a total distance of 3037.84' to a stake for The southeast corner of this tract of land, and the southwest corner of the J. Traylor tract of land, said stake being also in the north boundary line of the old Burris Survey;

Thence South 89DEG. 28' West, along the C. A. Traylor south boundary line same being the old Hooton south boundary line, in all a total distance of 762.51' to the place of beginning, containing 52.708 acres of land, more or less.

Save and except, however, 4 acres in the form of a square out of the Southwest corner of the above described tract of land.

Exhibit A

SAVE AND EXCEPT the following property:


    That certain tract or parcel of land, situated in the County of Cass, State of Texas in the Larkin Martin Survey, A-698 as more particularly described as follows:

    Beginning at a point twenty-five (25') left of the centerline of FM Highway 2150 at Station 32 07, said point being the Southwest Corner of the Lone Star Steel tract

THENCE: in a northerly direction along the Lone Star Steel Company boundary, said boundary being a fenceline, a distance of approximately 2,637 feet to a point approximately three (3') feet from right of centerline Station 58 40, said point being on the North boundary of the Lone Star Steel Company tract and on the south boundary of the Bently & Calloway tract.
THENCE: East, a distance of forty.seven (47') feet along said boundary to a point in the East Right-of-Way line.
THENCE: S 2DEG.0 W, a distance of 615.8 feet to a point fifty (50') feet right centerline PT Sta. 52 24.2.
THENCE: In a southerly direction, remaining fifty (50') feet from, parallel to and concurrent with the centerline of FM 2150, said centerline being on a 1DEG.00DEG. curve to the right, a distance 456.7 feet to PC Station 47 675.
THENCE: S 2DEG.45' E, a distance of 874.1 feet, to a point fifty (50') feet right PI Station 38 93.4.
THENCE: S 1DEG.45' E, a distance of 686.4 feet, to a point fifty (50') feet right Station 32 07, said point being on the North boundary of the Jimmie Traylor Trust and the south boundary of the Lone Star Steel Company trust
THENCE:  W, a distance of 75 feet to the point of beginning.
              Containing 2.39 acres more or less.

    Said 2.39 acres are also described as Parcel No. 5 in that certain Right-of-Way Deed dated July 20, 1954, executed by Lone Star Steel Company to the State of Texas.

    AND SAVE AND EXCEPT the oil and gas in, on, and under the above described lands heretofore reserved, together with the right of ingress and egress for the purpose of developing and removing the same therefrom.

Exhibit  A

Property Number F-092


Being a 59.04 acre tract of land located in the Larking Martin Survey, Abstract No. 698, Cass County, Texas, being a part of the old W.A. Hooten 163.12 acre tract of land, being described in deed from T.C. Connor, et al to Jimmie Traylor, and recorded in Vol. F-8, page 49, of the Deed Records of Cass County, Texas, same being also more particularly described as follows:

Beginning at a stake for the southeast corner of this tract of land, said stake being in the south boundary line of the said Hooten place, said stake being the southwest corner of the R. G. Mason 26.36 acre tract of land, said stake being also in the north boundary line of the old Burris Survey;

Thence North 0DEG. 09' east along the Traylor boundary line, at 1129.31' pass the northwest corner of the said Mason tract of land, same being the southwest corner of the A. E. Dalby tract of land, and continuing North 0DEG. 31' east 850.01' to a stake for an "L" corner of this tract of land, said stake being also the northwest corner of the said A. H. Dalby 20.799 acre tract of land;

Thence South 89DEG. 15' East along the Traylor-Dalby boundary line, in all a total distance of 1129.90' to a stake for the most northern southeast corner of this tract of land, said stake being also the northeast earner of the said Daily tract et land;

Thence North 0DEG. 30' West along the Traylor east boundary line and along the engineer center line et a county road, in all a total distance of 1087.67' to a stake for the northeast corner of this tract of land, said stake being in the north survey line of the said Martin survey, and in the south boundary line of the D. W. Henderson survey;

Thence South 89DEG. 20' West along the Martin-Henderson survey line, at 1008.00' pass a iron pin in a rock pile, in all a total distance of 1582.88' to a stake for the northwest corner of this tract of land, said stake being also the northeast corner of the G. A. Traylor 52.708 acre tract of land;

Thence South 0DEG. 20' East along the G. A. Traylor J. Traylor boundary line, in all a total distance et 3037.84' to a stake for the southwest corner of this tract of land, said stake being the southeast corner of the said G. A. Traylor tract of land, said stake being also in the south boundary line of the old said Hooten tract of land;

Thence North 89DEG. 23' East along the old Hooten boundary line, in all a total distance of 433.65' to the place of beginning, containing 59.04 acres of land, more or less.

There is excepted from this conveyance the oil and gas in, on, and under the above described lands heretofore reserved, together with the right of ingress and egress for the purpose of developing and removing the same therefrom.

Exhibit A

Property Number F-193


Being a 21.30 acre tract of land located in the Larking Martin Survey, A-698, and being situated approximately 13 miles North 78 deg. West from the town of Linden, Cass county, Texas, same being a part of the old W. A. Hooten 163.12 acre tract of land, same being previously described in Deed from Mrs. H. D. Ashley to A. H. Dalby, duly recorded in Volume K-9, page 241 of the Deed Records of Cass County, Texas, and being more particularly described as follows:

    BEGINNING at a stake for the SE corner of this tract of land, said stake being the NE corner of the R. G. Mason 26.36 acre tract of land, said stake being also in the west right-of-way line of the Marietta-Hughes Springs Highway No. 250, said stake being 40' perpendicularly distant from the engineer's center line of said Highway No. 250;
    THENCE in a Northeasterly direction 40' perpendicularly distant from and parallel to the engineer's center line of said Highway No. 250, and along the west right-of-way line of said Highway No. 250 and along a curve to the right, in all a total distance of 579.82' to a 4" iron pipe, said iron pipe being in the east boundary line of this tract of land, said iron pipe being also the south corner of the R. H, Pool 0.834 acre tract of land in the shape of a triangle;
    THENCE North 0 deg. 30' West along the Dalby-Pool boundary line, at 293.50' pass the northwest corner of said Pool tract of land, in all a total distance of 309.95' to a stake for the northeast corner of this tract of land, said stake being the most northern southeast corner of the Jimmie Traylor tract of land;
    THENCE North 89 deg. 15' West along the Dalby-Traylor boundary line, at 19.90' pass a 1-1/2" iron pipe, in all a total distance of 1,129.90' to a stake for the northwest corner of this tract of land, said stake being also an "L" corner of the said Traylor tract of land;
    THENCE South 0 deg. 31' West along the Dalby-Traylor boundary line, in all a total distance of 850.01' to a stake for the southwest corner of this tract of land, said stake being also the northwest corner of the said Mason tract of land;

    THENCE South 89 deg. 17' East along the Dalby-Mason boundary line, in all a total distance of 921.02' to the PLACE OF BEGINNING, containing 21.30 acres of land.

    SAVE AND EXCEPT the following described 3.50 acres tract of land:

Being a 3.50 acres tract of land located in the Larkin Martin Survey, A-698, and being situated approximately North, a distance of one mile from the City of Hughes Springs, Cass County, Texas, said 3.50 acres tract of land being a portion of a 21.30 acres tract of land as described in a Warranty Deed from Mrs,
H. D. Ashley et vir, H. D. Ashley to A. H. Dalby and Mattie Dalby dated August 23, 1944 and duly recorded in Volume K-9, page 241, Deed Records of Cass County, Texas, said 3.50 acres tract of land being more particularly described as follows:

Exhibit A

    BEGINNING at a 4" iron pipe set in the west right-of-way line of F.M. Highway 250 for the northeast corner of this tract of land, said iron pipe being in the east line of the said 21.30 acres tract of land, said iron pipe being the south corner of a 5.51 acres tract of land owned by Lone Star Steel Company;
    THENCE in a southwesterly direction along and with the west right-of-way line of said highway as follows: S. 45 deg. 45' W. - 100.0 ft.; S. 34 deg. 41'
W. - 100.0 - ft.; S. 26 deg. 58' W. - 100.05 ft.; S. 20 deg. 07' W. - 100.0 ft.;
and S. 16 deg. 06' W. - 17.40 ft. to a 1" iron pipe for the southeast corner of this tract of land;
    THENCE South 87 deg. 12' W a distance of 372.7 ft. to a stake for the southwest corner of this tract of land;
    THENCE North 04 deg. 50' East a distance of 410.13 ft. to a stake for the northwest corner of this tract of land;
    THENCE South 85 deg. 55' East a distance of 552.23 ft. to the PLACE OF BEGINNING, containing 3.50 acres of land, more or less.

    SAVE AND EXCEPT an undivided one-half (1/2) of all oil and gas minerals in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring and producing same.

Exhibit A

Property Number F-118


The following described property, situated, lying and being in the County of Cass and State of Texas, to-wit:
Being 1-1/2 acres of land out of Larkin Martin headright survey being also a part of 52 acre tract out of said survey described in deed to
  R.H.Poole, executed by W.T.Connor,Jr. et als recorded Vol.L-7, page 368 Cass County Deed Records, tract hereby conveyed described as follows:
Beginning at a point 325 feet East of the N W corner of said 52 acre Poole tract of land;
THENCE EAST with NB L of said 52 acre tract 237 feet to stake for corner;
THENCE SOUTH WEST 355 ft. to a point which is 354 feet East of W.B.L. off above mentioned 52 acre tract of land;
THENCE WEST 237 feet to a point 117 feet East of W B L of said 52 acre tract of land;
THENCE NORTH East 355; feet to place of beginning,

Being the same land described in deed to Henry E.Eppsand Susie Epps his wife, executed by R.C.Wood et al dated July 3, 1957.

Exhibit A

Property Number F-081


Being an 11.01 acre tract of land being situated in the southeastern portion of the old original A. T. Hooten 163.12 acre tract of land and being situated in the Larking Martin Survey, Abstract No 698, Cass County, Texas, and being more particularly described;as follows:

Beginning at a stake for the northeast corner of the R. G. Mason 26.36 acre tract of land, previously described in Vol. H-8, page 4 of the deed records of Cass County, Texas, said stake being the southeast corner of the A. H. Dalby
20.799 acre tract of land, said stake being also 40' perpendicularly distant from the engineer center line of Texas State Highway No. 250;

Thence North 89DEG. 17' West along the Mason-Dalby boundary line, in all a total distance of 921.02' to the stake fop the northwest corner of this tract of land, said stake being the northwest corner of the R. G. Mason 26.36 acre tract of land, said stake being the southwest corner of the A. R. Dalby 20.799 acre tract of land, said stake being also in the east boundary line of the Jimmie Traylor
59.04 acre tract of land;

Thence South 0DEG. 09' West along the Mason-Traylor boundary line, in all a total distance of 394.50' to a stake for the southwest corner of this tract of land;

Thence South 77DEG. 08' East in all a total distance of 991.50' to a stake for the southeast corner of this tract of land, said stake being also 40' perpendicularly distant from the engineer center line of the said Texas State Highway No. 250;

Thence in a northwesterly direction 40' perpendicularly distant from and parallel to the engineer center line of the said Texas State Highway No. 250, in all a total distance of 781.61' to the place of beginning, containing 11.01 acres of land, more or less.

Exhibit A

Property Number F-009


Being a 207.85 acre tract of land located in the Reese Hughes Survey, A-487, and being situated in Cass County, Texas on the waters of Black Cypress, about 13 miles N 86DEG. 00' W from the town of Linden, said 207.85 acres being previously described in Deed from H. A. Perlstein, et al, to Marion-Cass Development Company, dated April 9, 1932 and being duly recorded in Volume G-6, page 340, Deed Records of Cass County, Texas and being more particularly described as follows:

Beginning at a 4" iron pipe for the most southern southeast corner of the said Hughes Survey, said iron pipe being the southeast corner of this tract of land, said iron pipe being the southwest corner of the M. D. Fulgham Survey, A-378, said iron pipe being also East 381.83' from a 4" iron pipe, the northwest corner of the J B. Trenary Survey, A-1054;

Thence North along the Fulgham-Hughes survey line, same being an old fence line, at 1771.10' pass the engineer's center line of the old Linden & Hughes Springs highway, at 2992.51' pass a 4" iron pipe, an ell corner' of the said Hughes Survey, same being the northwest corner of the said Fulgham Survey, and continuing North, in all a total distance of 3723.06' to a 4" iron pipe, the northeast corner of this tract of land, said iron pike being an ell corner of the said Hughes Survey, said iron pipe being also the southwest corner of the J. Jackson Survey, A-589;

Thence West, in all a total distance of 6296.17' to a 4" iron pipe, the northwest corner of this tract of land, said iron pipe being in the west survey line of the said Hughes Survey, said iron pike being also in the east survey line of the J. C. Chambers Survey, A-215;

Thence South along the Chambers-Hughes survey line, at 191.82' pass a 1" iron pin, the northeast corner of the Aubrey Aycock
163.56 acre tract of land and continuing south, in all a total distance of 2445.18' to a 4" iron pipe for the west southwest corner of this tract of land, said iron pipe being also the west southwest corner of the said Hughes Survey, said iron pipe being the southeast corner of the said Chambers Survey, said iron pipe being also in the north survey line of the Larking Martin Survey, A-698;

Thence N 89DEG. 20' E along the Martin-Hughes survey line, in all a total distance of 111.1 2' to a 4" iron pipe, the most

Exhibit A
western southeast corner of this tract of land, said iron pipe being the northeast corner of the said Martin Survey, said iron pipe being also South 538.93' from a 4" iron pipe, the northwest corner of the R. L. Ward Survey, A-1132;

Thence North along the Ward-Hughes survey line, in all a total distance of 538.93' to a 4" iron pipe for an ell corner of this tract of land, said iron pipe being an ell corner of the said Hughes Survey, said iron pipe being also the northwest corner of the said Ward Survey;

Thence East along the Ward-Hughes survey line, in all a total distance of 3861.42' to a 4" iron pipe for an ell corner of this tract of land, said iron pipe being an ell corner of the said Hughes Survey, said iron pipe being also the northeast corner of the said Ward Survey;

Thence South along the Ward-Hughes survey line, at 408.00' pass the engineer's center line of the old Linden & Hughes Springs highway and continuing south, in all a total distance of 1816.81' to & 4" iron pipe for the most eastern southwest corner of this tract of land, said iron pipe being the most eastern southwest corner of the said Hughes Survey, said iron pipe being in the east survey line of the said Ward Survey, said iron pike being also the northwest corner of the said Trenary Survey;

Thence East, along the Trenary-Hughes survey line, in all a total distance of 381.83' to the place of beginning, containing 207.85 acres of land, more or less.

Exhibit A

Property Number F-069

Tract 1:

All that certain lot, tract or parcel of land situated in Cass County, Texas, a portion of a tract of land heretofore conveyed by J.A. Burleson and wife to B.W. Burleson of record in Volume 254, page 177 Deed Records of Cass County, Texas, to which reference is hereby made for all purposes, the land herein conveyed being described as follows:

Beginning at the southwest corner of the tract described in Volume 254, page
177 Deed Records aforesaid; thence north 30 yds. to northwest corner of tract described in Volume 254, page 177 Deed Records aforesaid; thence in a southeasterly direction 50 yds. to a stake for corner in north boundary line of aforesaid tract; thence south 30 yds. to a stake for corner; thence in a northwesterly direction 50 yds. to place of beginning, being a part of the Ed West Hoodright Survey, being same land deeded to J.A. Burleson by Meddard Parker and wife on February 27, 1953.


Tract 2:

All that certain tract or parcel of land described as follows:

Being a 6.999 acre tract of land located in the Ed West Survey, Cass County, Texas and being situated approximately 1 1/2 miles north of the city limits of Hughes Springs, Cass County, Texas; and being a part of the J.A. Burleson Sr.
51.25 acre tract of land, described in the Deed Records of Cass County, Texas, and being recorded in Volume 241, page 174; said 6.999 acre tract being more particularly described as follows:

Beginning at an iron pin for the southwest corner of said described 6.999 acre tract of land, said iron pin being in the East boundary line of the J.D. Bradley tract of land, said iron pin being also the northwest corner of the Haddard Parker tract of land;

THENCE   South 80 DEG. 06' East along the Burleson-Parker boundary line 215.98 varas (600.00') to a stake for a corner, and stake being in the west boundary line of the West 17.5 acre tract of land out of the Cook Estate, said stake being the southeast corner of the said 6.999 acre tract of land, said stake being also the northeast corner of the Haddard Parker tract of land;

THENCE   North along the Burleson-Cook Estate boundary line, in all a total distance of 161.00 varas (450.00') to a stake in the center line of a County road; said stake being the northwest corner of the said 17.5 acre tract of land out of the said Cook Estate, said stake being the northwest corner of the said
6.999 acre tract of land, said stake being also the southeast corner of the Calloway tract of land;

THENCE   West along the center line of the said County road, same being the
North boundary line of the said 6.999 acre tract of land, a total distance of
212.77 varas, (591.07') to a stake for a corner, said stake being also the northeast corner of the Louis Lovelady 1.5 acre tract of land;

THENCE   South along the Burleson-Lovelady boundary line, a total distance of
124.85 varas (346.84') to the place of beginning, containing 6.999 acres of land, more or less.

The road on the East side of the above described property must be left open for the use of the public.

Exhibit A
Property Number F-073



All that certain tract or parcel of land described as follows:

Being a 28.222 acre tract of land located in the Ed West Survey, Abstract No. 1080, Cass County, Texas and being situated approximately 1 mile north of the township of Hughes Springs, Cass County, Texas, same being 28.222 acres out of the original tract of land deeded from J.A. Burleson Sr., at et ux Mrs. Lula Burleson Sr. to J.D. Bradley at et ux Lois Bradley, said 28.222 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin for the Southeast corner of said 28.222 acre tract of land, said corner being also the southwest corner of the H.H. Mosley 1.3 acre tract of land;

THENCE   North along the Mosley-Bradley boundary line, same being the Burleson-
Bradley boundary line, in all a total distance of 275.35 yards to a stake for a corner, said corner being the southeast corner of the Louis Lovelady 1.5 acre tract of land, said corner being also a northeast corner of said described
26.222 acre tract of land;

THENCE   West along the Lovelady-Bradley boundary line, in all a total distance of 80.99 varas for the southwest corner of said Lovelady 1.5 acre tract of land, said corner, being in the east boundary line of the Marcia McCord 3.0 acre tract of land;

THENCE   South, along the Bradley-McCord boundary line, in all a total distance of 7.20 varas to an iron pin for the southeast corner of the said McCord tract of land;

THENCE   West, along the McCord-Bradley boundary line, in all a total distance of 147.82 varas to the southwest corner of said McCord tract of land;

THENCE   North along the McCord-Bradley boundary line in all a total distance of 67.13 varas to a north northwest corner of said described 28.222 acre tract of land, said corner being in the said Margie McCord west boundary line, said corner being also the southeast corner of the W.E. McCord 0.37 acre tract of land;

THENCE   West along the McCord-Bradley boundary line at 45.35 varas pass the southwest corner of said W.E. McCord tract of land, said corner being also the southeast corner of the Jeff Lovelady 0.63 acre tract of land; thence continuing on West, in all a total distance of 122.03 varas to an inner northeast corner of said described 28.222 acre tract of land, same being the southwest corner of the said Jeff Lovelady tract of land;

THENCE   North along the Lovelady-Bradley boundary line, a total distance of
46.26 varas to the center line of a County road, same being the most northern northeast corner of said described 28.222 acre tract of land, same being the northwest corner of the said Jeff Lovelady tract of land, same being also in the south boundary line of the Bradley Estate tract of land;

THENCE   West along the center line of the said County road, same being the
Bradley Estate-Bradley boundary line, a total distance of 205.90 varas to the northwest corner of the said described 28.222 acre tract of land, same being also the northeast corner of the McMillan tract of land;

THENCE   South along the McMillan-Bradley boundary line fence, in all a total distance of 298.78 varas to the southwest corner of said described 28.222 acre tract of land;

THENCE   South 81 DEG.33' East along the Bradley south boundary line, in all a total distance of 562.85 varas to the place of beginning, containing 28.222 acres of land, more or less.

Exhibit A

Property Number F-157


Being a 40.98 acre tract of land located in the H. S. Proctor Survey, Abstract No. 220 and being situated approximately one (1) mile Northwest from the City of Daingerfield, the County seat of Morris County, Texas, said 40.98 acres being previously described and duly recorded in Deed Records of Morris County, Texas, and being more particularly described as follows:

BEGINNING at an 1" iron pin, the Northeast corner of this tract of land, said iron pin being in the North survey line of the said Proctor Survey, said iron pin being in the South Survey line of the W. J. Hamilton Survey, Abstract No. 128, said iron pin being also the Northwest corner of the old E. F. Aldridge 180 acre tract of land;

THENCE South along the Aldridge-Williams boundary line, in all a total distance of 1606.37' to a 1" iron pin for the southeast corner of this tract of land, said iron pin being at the base of the trunk of an 8" post oak tree marked "X" an original corner, said iron pin being also the Northern Northeast corner of the M.A. Key 150 acre tract of land;

THENCE West along the Key-Williams boundary line, in all a total distance of 1111.20' to a 1" iron pin for the southwest corner of this tract of land, said iron pin being also an "L" corner of the said M.A. Key 150 acre tract of land;

THENCE North along the Key-Williams boundary line, in all a total distance of 1606.37' to a 1" iron pin for the northwest corner of this tract of land, said iron pin being in the north survey line of the said Proctor Survey, said iron pin being in the south survey line of the said Hamilton Survey, said iron pin being also the most northern northeast corner of the said Key 150 acre tract of land;

THENCE East along the Proctor-Hamilton Survey line, in all a total distance of 1111.20' to the place of beginning, containing 40:98 acres of land, more or less.

SAVE AND EXCEPT an undivided one-half (1/2) interest in and to oil and gas minerals only in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of exploration, drilling, mining and producing same.

Exhibit A

Property Number F-158


TRACT 1:


    BEING situated approximately N. 75DEG. 00' W., one mile from the City of Daingerfield, Morris County, Texas. Said 73.50 acre tract of land being a portion of a 200 acre tract of land as described in a Warranty Deed from A. R. Hare and wife, M. H. Hare to Mrs. M. A. Key, dated February 25, 1903, and duly recorded in Volume N, Page 120, of the Deed Records of Morris County, Texas. Said 73.50 acre tract of land being more particularly described as follows:

    BEGINNING at an iron pin set in the north line of the H. S. Proctor Survey, A-220, for the northwest corner of this tract of land. Said iron pin being N. 89DEG. 57' E. - 1078.0 feet from the northwest corner of the said H. S. Proctor Survey. Said iron pin being in the south line of the W. J. Hamilton Survey, A-128.

    THENCE N. 89DEG. 57' E. along and with the north line of the said H. S. Proctor Survey, in all a total distance of 627.30 feet, to an iron pin set at the northwest corner of the L. Williams 40.98 acre tract of land for the north northeast corner of this tract of land.

    THENCE South, along and with the west line of the said L. Williams 40.98 acre tract of land, in all a total distance of 1606.37 feet to an iron pin set at the southwest corner of the said Williams land for an "L" corner of this tract of land.

    THENCE East, along and with the south line of the said Williams land, in all a total distance of 1111.20 feet, to an iron pin set at the southeast corner of the said Williams land for the east northeast corner of this tract of land.

    THENCE South, along and with an old marked line, in all a total distance of 1244.94 feet, to an iron pin set for the east southeast corner of this tract of land.

    THENCE N. 89DEG. 30' W., in all a total distance of 1208.58 feet, to an iron pin set for an "L" corner of this tract of land.

    THENCE South, in all a total distance of 45.95 feet, to an iron pin set for the south southeast corner' of this tract of land.

    THENCE S. 82DEG. 57' W., along and with an old marked line, in all a total distance of 534.0 feet, to an iron pin for the southwest corner of this tract of land.

    THENCE North, in all a total distance of 2951.70 feet, to the place of beginning, containing 73.50 acres of land.

    SAVE AND EXCEPT a one acre tract of land described in a Warranty Deed from John F. Key, et al, to Morris County, for a fire lookout tower, dated December 21, 1951 and duly recorded in Volume 66, Page 504, of the Deed Records of Morris County, Texas, leaving 72.50 acres of land in this tract of land.

    SAVE AND EXCEPT an undivided one-half of the oil and gas in, on, under and that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of drilling, mining, exploring, producing and transporting same.

Exhibit A

TRACT 2:


All that certain tract or parcel of land situated in Morris County, Texas and being a part of the H. S. Proctor Survey and said beginning point being located as follows:

BEGINNING at the SEC of the 40 acre tract owned by the William Bros., in the Proctor Survey;

THENCE with Williams' SBL 694 feet to a stake;

THENCE South 8DEG. 45' East 269 feet to a state and being the beginning point of the land herein conveyed;

THENCE North 37-1/2DEG. West 104.36 feet to a stake for corner:

THENCE South 52-1/2DEG. West 208.72 feet to a stake for corner;

THENCE South 37-1/2DEG. East 208.72 feet to a stake for corner;

THENCE North 52-1/2DEG. East 208.72 feet to a stake for corner;

THENCE North 37-1/2DEG. West 104.36 feet to the place of beginning, containing one (1) acre of land:

SAVE AND EXCEPT from the above described properties

Being a 3.007 acres tract of land located in the H. S. Proctor Survey, A-220, and being situated approximately N. 75DEG. 00' a distance of 1.2 miles from the new Courthouse in the City of Daingerfield, Morris County, Texas. Said 3.007 acres tract of land being a portion of a 40.96 acres tract of land as described in a Warranty Deed from R. H. Key et al to Lone Star Steel Company dated June 30, 1966, and duly recorded in Volume 118, page 521, Deed Records of Morris County, Texas, and a portion of a 72.50 acres tract of land as described in a Warranty Deed from R. H. Key et alto Lone Star Steel Company dated July 15, 1966, and duly recorded in Volume 118, page 603, Deed Records of Morris County, Texas. Said 3.007 acres tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the southwest corner of a 1.00 acre tract of land for Morris County Fire Tower for the south corner of this tract of land. Said iron pin being S. 47DEG. 30' E. a distance of 2810.50 feet from the northwest corner of said H. S. Proctor Survey;

THENCE North 13' 30' W. a distance of 550.0 feet to an iron pin for the northwest corner of this tract of land;

THENCE South 73DEG. 30' E. a distance of 550.0 feet to an iron pin for the east corner of this tract of land;

Exhibit A

THENCE South 46DEG. 30' W: a distance of 550.0 feet to the place of beginning, containing 3.007 acres of land, more or less.

AND SAVE AND EXCEPT from the above described properties

Being a 1.00 acre tract of land located in the H. S. Proctor Survey, A-220. and being situated approximately N. 74DEG. 00'
W. a distance of 1.3 miles from the new Courthouse in the City of Daingerfield, Morris County. Texas. Said 1.00 acre tract of land being a portion of a 72.50 acres tract of land as described in a Warranty Deed from R. H. Key et al to Lone Star Steel Company dated July 15, 1966, and duly recorded in Volume 118, page 603, Deed Records of Morris County, Texas. Said 1.00 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the south corner of a 3.007 acres tract of land for Southwestern Electric Power Company for the southeast corner of this tract of land;

THENCE North 13DEG. 30' West a distance of 208.71 feet to an iron pin for the northeast corner of this tract of land;

THENCE South 66DEG. 30' West a distance of 208.71 feet to an iron pin for the northwest corner of this tract of land;

THENCE South 13DEG. 30' East a distance of 208.71 feet to an iron pin for the southeast corner of this tract of land;

THENCE North 66DEG. 30' East a distance of 208.71 feet to the place of beginning, containing 1.00 acre of land, more or less.

Exhibit A

Property Number F-078


Being a 36.97 acre tract of land, of which approximately 20.18 acres are located in the H. S. Proctor Survey, A-220, and approximately 16.19 acres are located in the A. Urquhart Survey, A-296, said tract being also in and adjoining the city of Daingerfield, Morris County, Texas;

Beginning at a 4" iron pipe for the southwest corner of this tract of land, said iron pipe being the northwest corner of the B. I. Curry lands, said iron pipe being also in the east boundary line of the Connor 40.00 acre tract of land;

Thence S 89DEG. 37' E 2108.60' to a 4" iron pipe for the south southeast corner of this tract of land;

Thence N 5DEG. 03' W 157.80' to a 4" iron pipe for an ell corner of this tract of land;

Thence N 84DEG. 10' E 204.451 to a 4" iron pipe set in the west right-of-way of a public road for the east southeast corner of this tract of land;

Thence N 35DEG. 09" W along the west right-of-way of said public road, 307.47' to a 4" iron pipe for an angle point in the east boundary line of this tract of land;

Thence N 48DEG. 02' W along the west right-of-way of said public road 581.82' to a 4" iron pipe for the northeast corner of this tract of land, said iron pipe being in the north boundary line of said Urquhart Survey, said iron pipe being also in the south boundary line of, the J. Woolsey Survey, A-308;

Thence S 88DEG. 56' W along the Woolsey-Urquhart survey line, continuing along the Woolsey-Proctor survey line, in all a total distance of 1335.50' to a 4" iron pipe for the north northwest corner of this tract of land;

Thence South 298.30' to a 4" iron pipe for an ell corner of this tract of land;

Thence West 291.70' to a 4" iron pipe for the west northwest corner of this tract of land;

Thence S 1DEG. 25' W 524.56' to the place of beginning, containing 36.97 acres of land more or less.

Exhibit A

Property Number F-160


FIRST TRACT   Being a 27.16 acre tract of land located in the H. S. Proctor
Survey, A-220, and being situated in the northwest portion of the City of Daingerfield, Morris County, Texas. Said 27.16 acre tract of land being a portion of those lands as described in a Warranty Deed from J. Y. Bradfield to
B. I. Curry dated January 1, 1886, and duly recorded in Volume D, Page 513 of the Deed Records of Morris County, Texas. Said 27.16 acre tract of land being more fully described as follows:

BEGINNING at a 4" iron pipe set at the south-southeast corner of a 36.97 acre tract of land owned by Lone Star Steel Company for the northeast corner of this tract of land. Said iron pipe being S. 00DEG. 25' W. - 870.30 ft. from the northeast corner of the said H. S. Proctor Survey,

THENCE: S. 03DEG. 37' E. in all a total distance of 100.0 ft, to an iron pin for the east-southeast corner of this tract of land.

THENCE: N. 89DEG. 37' W. in all a total distance of 1364.06 ft. to an iron pin for an "L" corner of this tract of land.

THENCE: S. 01DEG. 42' E. in all a total distance of 754.34 ft. to an iron pin for an "L" corner of this tract of land.

THENCE: N. 37DEG. 46' E. in all a total distance of 560.00 ft. to an iron pin for an angle corner of this tract of land.

THENCE: S. 42DEG. 21' E. in all a total distance of 201.90 ft. to an iron pin for an angle corner of this tract of land.

THENCE: S. 00DEG. 03' E. in all a total distance of 658.11 ft. to a 4" iron pipe set at the south-southeast corner of the B. I. Curry lands for the south-southeast corner of this tract of land.

THENCE: S. 39DEG. 49' W. along and with an old fence line and hedge row in all a total distance of 453.06 ft. to an iron pin for the south-southwest corner of this tract of land.

THENCE: N. 00DEG. 04' W. along and with an old fence line in all a total distance of 308.45 ft. to an iron pin for an "L" corner of this tract of land.

THENCE: S. 89DEG. 56' W. along and with an old fence line in all a total distance of 333.70 ft. to an iron pin for the middle-southwest corner of this tract of land.


THENCE: N. 00DEG. 58' W. in all a total distance of 656.20 ft. to an iron pin for an "L" corner of this tract of land.

THENCE: N. 39DEG. 27' W. in all a total distance of 660.00 ft. to an iron pin for the west-southwest corner of this tract of land.

THENCE: N. 00DEG. 56' W. in all a total distance of 688.00 ft. to an iron pin set at the northwest corner of the said B. I. Curry lands for the northwest corner of this tract of land. Said iron pin being the southwest corner of a
36.97 acre tract of land owned by Lone Star Steel Company.

THENCE: S. 89DEG. 37' E. along and with the north line of the said B. I. Curry lands, same being the south line of the land owned by Lone Star Steel Company, in all a total distance of 2108.6 ft. to the place of beginning, containing
27.16 acres of land.

Exhibit A

SECOND TRACT    Being a 10.00 acre tract of land located in the H. S. Proctor
Survey, A-220, and being situated in the northwest portion of the City of Daingerfield, Morris County, Texas. Said 10.00 acre tract of land being a portion of those lands as described in a Warranty Deed from J. Y. Bradfield to
B. I. Curry, dated January 1, 1886, and duly recorded in Volume D, Page 513, of the Deed Records of Morris County, Texas. Said 10.00 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the west-southwest corner of the B. I. Curry lands for the southwest corner of this tract of land. Said iron pin being S. 45DEG. 30' W. 3040.30 ft. from the northeast corner of the said H. S. Proctor Survey.

THENCE: N. 00DEG. 58' W. along and with the west line of the said B. I. Curry land in all a total distance of 661.38 ft. to an iron pin for the northwest corner of this tract of land.

THENCE: N. 89DEG. 27' E. in all a total distance of 660.00 ft. to an iron pin for the northeast corner of this tract of land.

THENCE: S. 00DEG. 58' E. in all a total distance of 656.20 ft. to an iron pin set in the south line of the said B. I. Curry land for the southeast corner of this tract of land.

THENCE: S. 89DEG. 00' W. along and with the south line of the said B. I. Curry land in all a total distance of 660.00 ft. to the place of beginning, containing
10.00 acres of land.

LESS AND EXCEPT the iron and iron ore in and under the above described tract two heretofore conveyed by J. Y. Bradfield to B. I. Curry by the aforesaid deed.

  LESS AND EXCEPT an undivided one-half of all the oil, gas and other minerals heretofore reserved, except iron and iron ore, in, on, under or that may be produced from the above described property together with the right of ingress and egress for the purpose of drilling, exploring for and producing same.

Exhibit A
Property Number F-195

Being 46.81 acres of land located in the H. S. Proctor Survey, A-222, Daingerfield, Norris County, Texas; previously described in Warranty Deed from
E. F. Aldredge, et al to Joe Bradfield, recorded in Volume 8, Page 561 of the Deed Records of Norris County, Texas, and more particularly described as follows:

    BEGINNING at a 1" iron pin for the northeast corner of this tract of land, said iron pin being the southeast corner of the G. A. Connor tract of land, said iron pin being in the west boundary line of the B. I. Curry tract of land, said iron pin being S 0DEG.31' W 480.20' from a 4" iron pipe, the southwest corner of the old Ed Scroggins tract of land, said iron pin being also in the most northern west boundary line of the city limits of Daingerfield, Texas;
    THENCE S 0 DEG. 31' W along the Bradfield-Curry boundary line and continuing along the Bradfield-D. J. Jenkins boundary line, same being the most northern west city limit boundary line of the town of Daingerfield, Texas, at 1714.03' pass a 1" iron pin in the north right-of-way line of the old Daingerfield-Cason highway and in all a total distance of 1754.03' to a stake for the southeast corner of this tract of land, said stake being in the south right-of-way line of the said old Daingerfield-Cason highway, said stake being the northeast corner of the Flemister Park addition to the City of Daingerfield, Texas, said stake being also the center line of the old Bradfield road;
    THENCE N 88 DEG. 26' W along the north boundary line of the said Flemister Park addition to the City of Daingerfield, in all a total distance of 1166.76' to a stake for the southwest corner of this tract of land;
    THENCE N 0 DEG. 31' E at 20.00' pass the engineer's center line of the old Daingerfield-Cason highway, at 40.00' pass a 1" iron pin the southeast corner of the G. C. Fewell tract of land and continuing N 0DEG.31' E, in all a total distance of 1754.03' to a 1" iron pin for the northwest corner of this tract of land, said iron pin being also in the south boundary line of the said Connor tract of land;
    THENCE S 88 DEG. 26' E along the Connor-Bradfield boundary line, in all a total distance of 1166.76' to the PLACE OF BEGINNING, containing 45.91 acres of land.

SAVE AND EXCEPT a 1.07 acre tract of land located in the south part of this tract of land, and being more particularly described as follows:

    BEGINNING at a stake for the southeast corner of this tract of land, said stake being 20.00' perpendicular distant from the engineer's center line of the said old Daingerfield-Cason highway, said stake being the northeast corner of the said Flemister Park addition to the City of Daingerfield, said stake being also in the center line of the Bradfield road;
    THENCE N 88 DEG. 26' W along the north boundary line of the said Flemister Park addition, in all a total distance of 1166.76' to a stake for the southwest corner of this tract of land, said stake being 20.00' perpendicular distant from the engineer's center line of the said old Daingerfield-Cason highway;
    THENCE N 0 DEG. 31' E at 20.00' pass the engineer's center line of said old Daingerfield-Cason highway, in all a total distance of 40.00' to a 1" iron pin for the northwest corner of this tract of land, said iron pin being also the southwest corner of the Joe Bradfield 44.84 acre tract of land;
    THENCE S 88 DEG. 26' E along the south boundary line of the said Bradfield
44.84 acre tract of land, same being the most western north boundary line of the city limits of the City of Daingerfield, and in all a total distance of 1166.76' to a 1" iron pin for the northeast corner of this tract of land, said iron pin being also the southeast corner of the said Bradfield 44.84 acre tract of land;
    THENCE S 0 DEG. 31' W at 20.00' pass the engineer's center line of said old Daingerfield-Cason highway and in all a total distance of 40.00' to the PLACE OF BEGINNING, containing 1.07 acres of land, more or less, and leaving in all a total of 44.84 acres herein conveyed.

Exhibit A

AND SAVE AND EXCEPT:


BEGINNING at a point in center of Old Daingerfield-Cason Road at the Southwest corner of 45.9 acres tract described in Warranty Deed from E. F. Aldredge, et al, to Joe Bradford, recorded in Volume 8, Page 561, Deed Records of Morris

County, Texas; THENCE East with old road for 208.7 feet to a point in road;

THENCE North for 165 feet to a point for corner: THENCE West for 208.7 feet to a point for corner; THENCE South for 165 feet to point of Beginning; Said tract containing 0.79 acre of land.


AND SAVE AND EXCEPT an undivided 3/4 of all oil and gas in, on, under or that may be produced from the above described property heretofore reserved, together with the right of ingress and egress for the purposes of exploring for, drilling, producing and removing same.

Exhibit A

Property Number F-040


Being a 4.18 acre tract of land located in the H. S. Proctor Survey A-220 and being situated in the northwest portion of the city of Daingerfield, Morris County, Texas. Said 4.18 acre tract of land being also previously described in warranty deed from Maggie Turner et al to Steve D. Ford, dated September 13, 1950 and being duly recorded in Vol. 65, page 8-9 of the deed records of Morris County, Texas and being more particularly described as follows.

Beginning at a 4" iron pipe for the southwest corner of this tract of land, said iron pipe being the south-southeast corner of the B. I. Curry Estate land. Said iron pipe being also in the north line of a 2.38 acre tract of land owned by Lone Star Steel Company.

Thence N 89DEG. 16' E along an old fence line at 184.01' pass the north-east corner of said 2.38 acre tract of land containing, same course in all a total distance of 309.60' to a 4" iron pipe for the south-southeast corner of this tract of land.

Thence North in all a total distance of 239.60' to a 4" iron pipe for an ell corner of this tract of land.

Thence East in all a total distance of 208.40' to a 4" Iron pipe for the east-southeast corner of this tract of land. Said iron pipe being also in the west line of the original town of Daingerfield, Texas.

Thence North along the west line of the original town of Daingerfield to a 4" iron pipe set in the south line of said the Curry Estates for the northeast corner of this tract of land.

Thence S 59DEG. 34' W along an old fence line in all a total distance of 521.02' to a 4" iron pipe for the northwest corner of this tract of land. Said iron pipe being also an ell corner of the said Curry Estate.

  Thence S 0DEG. 23' E along an old fence line in all a total distance of 448.00' to the place of beginning containing 4.18 acres of land more or less.

Exhibit A


Property Number F-161


Being a 3.0 acres tract of land located in the H.S. Proctor Survey, A-220, and being situated in the Northwest portion of the City of Daingerfield, Morris County, Texas; said 3.0 acres tract of land being the same land as described in a Warranty Deed from J.R. Smith to Sam L. Dale, dated December 27, 1902, and duly recorded in Volume L. page 362 of the Deed Records of Morris County, Texas; said 3.0 acres tract of land being more particularly described as follows:

BEGINNING at the Northeast corner of a tract previously sold by B.I. Curry to J.R. Smith, a stake, also the Northwest corner of a tract now owned by Williams Bros.;

THENCE South 138 varas to a stake set in the North side of a street, this date surveyed out;

THENCE North 86-1/2DEG. West along and with said street, 130 varas to a stake;

THENCE North 126 varas to the North line of the said Smith tract;

THENCE East 130 varas to the place of beginning, containing 3.0 acres of land, more or less.

SAVE AND EXCEPT a non-participating one-half of one-eighth royalty interest in the oil and gas only produced from this tract of land heretofore reserved.

Exhibit A

Property Number F-038


Being a 2.38 acre tract of land located in the H. S Proctor Survey A-220 and being situated in the northwest portion of the town of Daingerfield, Morris County, Texas. Said 2.38 acre tract of land being also previously described in warranty deed from L. E. Chapman and wife, Era A. Chapman to Steve D. Ford, dated July 1, 1950 and being duly recorded in Vol. 63 page 434 of the deed records of Morris County, Texas and being, more particularly, described as follows.

Beginning at a 4" iron pipe for the southwest corner of this tract of land. Said iron pipe being the southeast corner of a tract of land owned by Sam Dale. Said iron pipe being also in the north right-of-way of Union Street.

Thence N 0DEG. 45' E along an old fence line in all a total distance of 382.04' to a 4" iron pipe for the northwest corner of this tract of land. Said iron pipe being the northeast corner of the Sam Dale tract of land. Said iron pipe being also in the south line of the B. I. Curry Estate land.

Thence N' 59DEG. 16' E. along an old fence line 78.00' pass the southwest corner of a 4.18 acre tract of land owned by Lone Star Steel Company continuing same course in all a total distance of 262.00' to a 4" iron pipe for the northeast corner of this tract of land. Said iron pipe being also in the south line of the said 4.18 acre tract of land.

Thence S 0DEG. 26' E along an old fence line in all a total distance of 396.41' to a 4" iron pipe set in the north right-of-way line of said Union Street for the southwest corner of this tract of land.

Thence N 87DEG. 40' W 25' perpendicular distance from and parallel to the Engineers centerline of said street in all a total distance of 270.22 to the place of beginning containing 2.38 acres of land more or less.

Exhibit A

Property Number F-181


All those certain tracts or parcels of land being out of the H. S. Proctor Survey, Abstract No. 220, Morris County, Texas, and more particularly described as follows:

TRACT 1: Being Six acres of land more or less of the H. S. Proctor Survey;

BEGINNING at the N W corner of the Burrell Moore Subdivision of said H. S. Proctor Survey, a stake in the E B line of the Robert Hughes land;

THENCE East 313-3/5 varas to a rock for corner in said Burrell Moore N B line:

THENCE North 108 varas to a rock for corner;

THENCE West 313-3/5 varas to said Hughes E B line:

THENCE South 108 varas with said line to the place of beginning, containing six
(6) acres of land, more or less.


TRACT 2: Being 7-1/5 acres of land of said H. S. Proctor Survey:

BEGINNING at a stake in the E B line of the, Robert Hughes Subdivision of said
H. S. Proctor Survey, at the S W corner of a tract owned by B. I. Currey;

THENCE East 357 varas to the N W corner of a three-acre lot previously surveyed for Samuel L. Dale;

THENCE South 126 varas to a street;

THENCE North 86-1/2 degrees West 357 varas with said street to the E B line of said Robert Hughes Subdivision;

THENCE North 102 varas to the place of beginning, containing 7-1/5 acres of land, more or less.


TRACT 3: Being 4374/5645 of an acre of land, more or less, of the H. S. Proctor Survey;

BEGINNING at the S E corner of a six-acre tract formerly sold to W. J. Key. a subdivision of said H. S. Proctor Survey;

THENCE East 40-1/2 varas, a stake;

THENCE North 108 varas a stake;

THENCE West 40-1/2 varas to the N E corner of said six-acre tract;

THENCE South 108 varas with the E B line of said six-acre tract: to the place of beginning, containing 4374/5645 of an acre of land, more or less.

Exhibit A

Property Number F-162



BEING all our undivided interest in and to 4.02 acres of land located in the K.S. Proctor Survey, A-220, situated in the Northwest part of the City of Daingerfield, Morris County, Texas, said 4.02 acre tract of land being the same land as previously described in a warranty deed from D.J. Jenkins to T.B. Price, dated June 1, 1912, and duly recorded in Volume T, page 335, of the Deed Records of Morris County, Texas; said 4.02 acre tract of land being more particularly described as follows:

BEGINNING at a 4" iron pipe set in the North line of the said Daingerfield-Cason public road for the southeast corner of this tract of land, said iron pipe being the southwest corner of a 5.08 acre tract of land owned by Lone Star Steel Company; said iron pipe being South 16DEG. 00' West 3622.0 feet from the Northeast corner of the H.S. Proctor Survey;

THENCE North 68DEG. 33' West along and with the North line of said Daingerfield-Cason public road, in all a total distance of 401.83 feet to an iron pin set in an old fence line for the southwest corner of this tract of land;

THENCE North 02DEG. 01' West, along and with said old fence line, in all a total distance of 397.25 feet to an iron pin set in the south line of Union Street for the Northwest corner of this tract of land;

THENCE South 88DEG. 21' East along and with the south line of Union Street, in all a total distance of 383.15 feet to a 4" iron pipe set at the Northwest corner of this said 5.08 acre tract of land, for the Northeast corner of this tract of land;

THENCE South 00DEG. 32' East, along and with the West line of the said 5.08 acre tract of land, in all a total distance of 533.02 feet to the place of beginning, containing 4.02 acres of land.

SAVE AND EXCEPT, an undivided four-twelfths (4/12th) interest in and to all the oil and gas minerals only heretofore reserved.

Exhibit A

Property Number F-039


Being a 5.03 acre tract of land located in the H. S. Proctor Survey, A-220 and being situated in the northwest portion of the city of Daingerfield, Morris County, Texas. Said 5.08 acre tract of land being previously described, in warranty deed from Lula J. Connor, a widow, to Steve D. Ford, dated July 6, 1950 and being duly recorded in Vol. 63, pages 434-435 of the deed records of Morris County, Texas and being more particularly described as follows.

Beginning at a 4" iron pipe for the northeast corner of this tract of land.
Said iron pipe being in the south right-of-way of Union Street, said iron pipe being the northwest corner of a tract of land owned by the city of Daingerfield.

Thence, N 86DEG. 01' W-25' perpendicular distance from and parallel to the Engineers centerline of said street in all a total distance of 559.88' to 4" iron pipe for the northwest corner of this tract of land. Said iron pipe being also in an old fence line.

Thence S 0DEG. 32' E along and with said old fence line in all a total distance of 533.02' to a 4" iron pipe set in the north line of the old Cason-Daingerfield public road for the southwest corner of this tract of land.

Thence in a southeasterly direction 25' perpendicular distance from and parallel to the engineers centerline of said Cason-Daingerfield public road in all a total distance of 406.61' to a 4" iron pipe for the southeast corner of this tract of land. Said iron pipe being also the southwest corner of a tract of land owned by the city of Daingerfield.

Thence N 0DEG. 33' E along the west line of the said tract of land owned by the city of Daingerfield in all a total distance of 720.04' to the place of beginning containing 5.08 acres of land more or less.

Exhibit A

Property Number F-168


Being an 85.0-acres tract of land located in the J. V. Cherry Survey, A-51 and being situated approximately S. 05DEG. 00' W. a distance of five miles from the city of Daingerfield. Said 85.0 acres tract of land being the east 85.0 acres of a 167-acres tract of land as described in a Warranty Deed from O. M. Fuquay, et ux to Cecil M. Jerden end wife, dated June 21, 1937 and duly recorded in Volume 34, page 635 of the Deed Records of Morris County, Texas. Said 85.0-acres tract of land being more particularly described as follows:

Beginning at the southeast corner of the said 167-acres tract of land for the southeast corner of this tract of land.

Thence: S. 86DEG. 30' W. along and with the south lane of the said 167-acres tract of land a distance of 1263.80 ft. to a stake for the southwest corner of this tract of land.

Thence: N. 00DEG. 31' W. parallel to the east line of the said 167-acres tract of land, a distance of 2974.0 ft. to a stake set in the north line of the said 167-acres tract of land for the northwest corner of this tract of land.

Thence: East, a distance of 1261.4 ft. to a stake set at the northeast corner of the said 167-acres tract of land for the northeast corner of this tract of land.

Thence: S. 00DEG. 31' E. along and with the east line of the said 167-acres tract of land a distance of 2897.0 ft. to the place of beginning, containing
85.0 acres of land, more or less.

Exhibit A
Property Number F-142


BEING 9.97 acres of land located in the H.S. Proctor Survey, A-220, and being situated approximately West 1.3 mile from the Courthouse in Daingerfield, Morris County, Texas; said 9.97 acres of land being portions of a 100 acre tract of land as described in a Warranty Deed from G.H. McTyre, et ux, to Goldie May Burke, et al, dated October 12, 1954, and duly recorded in Volume 76, page 189 of the Deed Records of Morris County, Texas; said 9.97 acres of land being two separate tracts of land more particularly described as follows:
FIRST TRACT: BEING all of the above said 100 acre tract lying North of the relocated State Highway No. 11;

BEGINNING at a stake set at the Northeast corner of the said 100 acre tract of land for the Northeast corner of this tract of land;
THENCE South along and with the East line of the said 100 acre tract of land in ail a total distance of 248.4 feet to a stake set in the North right of way line of the State Highway No. 11 for the Southeast corner of this tract of land;
THENCE   North 67 DEG. 50' West along and with the North right of way of said
Highway in all a total distance of 658.8 feet to a stake set in the North line of the said 100 acre tract of land for the West corner of this tract of land;

THENCE   East, along and with the North line of the said 100 acre tract of land, in all a total distance of 610.11 feet to the place of beginning, containing 1.74 acre of land, more or less.

SECOND TRACT: BEGINNING at a stake set at the Southeast corner of the said 100 acre tract of land for the Southeast comer of this tract of land; THENCE
 North along and with the East line of the said 100 acre tract of land, in all a total distance of 2380.0 feet to a stake set in the South right of way line of the State Highway No. 11 for the Northeast corner of this tract of
land; THENCE   North 67 DEG. 51' West, along and with the South right of way line of said Highway, in all a total distance of 162.0 feet to a stake for
the Northwest corner of this tract of land; THENCE   South 150 feet
perpendicular distance from and parallel to the East line of the said 100 acre tract of land, in all a total distance of 2399.5 feet to a stage set in the South line of the said 100 acre tract of land for the Southwest corner of
this tract of land; THENCE   South 74 DEG. 30' East, along and with the South
line of the said 100 acre tract of land, in all a total distance of 155.7 feet to the place of beginning, containing 8.23 acres of land, more or less.

Exhibit A
Property Number F-142 (cont.)

SAVE AND EXCEPT:

      a 0.99 acre tract of land located in the H.S. Proctor Survey, A-220, and being situated approximately West 1.3 miles from the Courthouse in Daingerfield, Morris County, Texas; said 0.99 acre tract of land being a portion of a 1.74 acre tract of land described as "first tract" in a Warranty Deed from Myra Louise Sargent Miner, et al, to Lone Star Steel Company dated the 2nd day of March, 1964, and duly recorded in Volume 110, page 548, of the Deed Records of Morris County, Texas; said 0.99 acre tract of land being more particularly described as follows:

BEGINNING at a 4' x 4" concrete monument set at the west corner of the said 1.74 acre tract of land for the west corner of this tract of land; said monument being set in the north right of way line of State Highway No. 11;

THENCE   East along and with the north line of the said 1.74 acre tract of land, in all a total distance of 466.5 feet to a stake for the northeast corner of this tract of land;

THENCE   South in all a total distance of 184.4 feet to a stake set in the north right of way line of the said Highway No. 11 for the southeast corner of this tract of land;

THENCE   North 68 DEG. 26' West along and with the north right of way line of said Highway No. 11. in all a total distance of 501.6 feet to the place of beginning containing 0.99 acre of land, more or less.

Exhibit A

Property Number F-143


All that certain tract or parcel of land described as follows: to-wit:

BEING a 1.00 acre tract of land located in the H.S. Proctor Survey, A-220, and being situated approximately West 0.20 mile from the City of Daingerfield, Morris County, Texas: said 1.00 acre tract of land being a portion of a 50 acre tract of land conveyed to Annie Cramer by a partition deed dated August 29, 1936, and duly recorded in Volume 31, page 474 of the Deed Records of Morris County, Texas; said 1.00 acre tract of land being more particularly described as follows:

BEGINNING at a stake set at the southeast corner of the said 50 acre tract of land for the southeast corner of this tract of land;

THENCE   North along and with the east line of the said 50 acre tract of land,
In all a total distance of 585.0 feet to a stake set at the southeast corner of a 32.1702 acre tract of land conveyed to Gifford and Hill, Inc. by Annie Cramer;

THENCE   South 14 DEG. 23' West in all a total distance. of 603.9 feet to a stake set in the south line of the said 50 acre tract of land for the southwest corner of this tract of land;

THENCE   East, along and with the south line of the said 50 acre tract of land, in all a total distance of 150.0 feet to the place of beginning, containing 1.00 acre of land, more or less.

Exhibit A

Property Number F-138

All that certain lot tract or parcel of land described as follows, to-wit:


BEING 79.55 acres of land of which 32.10 acres are located in the H.S. Proctor Survey, A-220, and 19.15 acres are located in the 14.5. Proctor Survey, A-229, and 28.30 acres are located in the J.W. Stoddard Survey, A-272; said 79.55 acres of land are two separate tracts of land and are described as follows:

FIRST TRACT: Being a 45.20 acre tract of land located in the H.S. Proctor Survey A-229, and in; the J.W. Stoddard Survey A-272, Morris County, Texas; said 45.20 acre tract of land being situated approximately south 40 deg. west 1.7 miles from the City of Daingerfield, Morris County, Texas; said 45.20 acre tract of land being a portion of a 57.50 acre tract of land as described in a Warranty Deed from J.W. Stephenson, et al, to S.E. Moore, dated February 5, 1900 and duly recorded in Volume Q, page 26 of the Deed Records of Morris County, Texas; said
45.20 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set in the South line of the said J. W. Stoddard Survey, A-272, for the Southeast corner of this tract of land; said iron pin being North 89 deg. 32' West, 1919.44 feet from the Southeast corner of the said J.W. Stoddard Survey;

THENCE   North 89 deg. 32' West along and with the South line of the said
Stoddard Survey in all a total distance of 366.00 feet to a stake for the South-Southwest corner of this tract of land;

THENCE   North 7 deg. 37' East, along and with an old fence line in all a total distance of 1124.90 feet to a stake set at an old fence corner for an "L" corner of this tract of land;

THENCE   South 85 deg. 391 West along and with the said old fence line in all a total distance of 315.90 feet to a stake set in a branch for a corner of this tract of land;

THENCE   in a Northwesterly direction along and with the meanders of said branch as follows: North 39 deg. 48' West, 390.50 feet and North 32 deg. 00' West, 94.33 feet to a stake set at the Southwest corner of a 10.00 acre tract of land retained by Mrs. Pearl Childress out of the above said 57.50 acre tract of land;

THENCE   North 49 deg. 05' East along and with the South line of the said 10.00 acre tract of land, in all a total distance of 397.00 feet to a stake set at the Southeast corner of the said 10.00 acre tract for an "L" corner of this tract of land;

Exhibit A
Property Number F-138 (cont. - 2)

THENCE   North 33 deg. 18' West along and with the East line of the said 10.00 acre tract of land, in all a total distance of 1036.12 feet to a 1/2 inch iron pin set at the Northeast corner of the said 10.00 acre tract of land for an "L" corner of this tract of land;

THENCE   South 49 deg. 12' West along and with the North line of the said 10.00 acre tract of land, in all a total distance of 192.87 feet to a point set in a county road at an angle corner in the North line of the said 10.00 acre tract of land for the West-Southwest corner of this tract of land;

THENCE   North 9 deg. 52' East along and with an old fence line and hedge row in all a total distance of 776.48 feet to a stake set at a fence corner for the North corner of this tract of land;

THENCE   South 63 deg. 31' East along and with said old fence line in all a total distance of 616.72 feet to a stake for an angle corner in the North line of this tract of land;

THENCE   South 27 deg. 47' East in all a total distance of 253.19 feet to a stake for an angle corner in the North line of this tract of land;

THENCE   South 61 deg. 01' East in all a total distance of 817.37 feet to a stake set at an old fence corner for the East-Northeast corner of this tract of land;

THENCE   South 16 deg. 01' West along and with said old fence line, in all a total distance of 1275.52 feet to a stake set at a fence corner for an "L" corner of this tract of land;

THENCE   South 78 deg. 41' East in all a total distance of 86.69 feet to a stake for the South-Northeast corner of this tract of land;

THENCE   South 0 deg. 13' West along and with a fence line in all a total distance of 1101.00 feet to the place of beginning, containing 45.20 acres of land, more or less.

SECOND TRACT: Being a 34.92 acre tract of land located in the 14.5. Proctor Survey, A-220, and in the 14.5 Proctor Survey, A-229, and in the J.W. Stoddard Survey, A-272, Morris County, Texas; said 34.92 acre tract of land being situated approximately South 50 deg. West 1.7 miles from the City of Daingerfield, Morris County, Texas; said 34.92 acre tract of land consists of the following:
(1) a 21.50 acre tract of land and an 8.00 acre tract of land as described in a deed from C.A. Moore, et al, to S.R. Moore, dated March 5, 1915 and duly recorded in Volume T, pages 513 and 514 of the Deed Records of Morris County, Texas, (2) a 3.50 acre tract of land as described in a deed from W.F. Moore, et al, to 5.2. Moore dated July 20, 1908 and duly recorded in Volume 14, page 619 of the Deed Records of Morris County, Texas, and (3) a 3.67 acre tract of land as described in a deed from 0.3. Connor and wife, Villa Connor, to S.R. Moore dated January 31, 1920 and duly recorded

Exhibit A
Property Number F-138 (cont. - 3)

in Volume 6, page 508 of the Deed Records of Morris County, Texas; said 34.92 acre tract of land being more particularly described as follows:

BEGINNING at a stake set in the North right-of-way line of the L & A Railroad for the West-Southwest corner of this tract of land; said stake being North 78 deg. 30' East, 1375.00 feet from the Southwest corner of the said H.S Proctor. Survey, A-220;

THENCE   South 61 deg. 43' East along and with the said railroad right-of-way line, in all a total distance of 1010.65 feet to a stake for the West-Southeast corner of this tract of land;

THENCE   North 16. deg. 41' East along and with a fence line, in all a total distance of 236.97 feet to an iron pin for an "L" corner of this tract of land;

THENCE   South 74 deg. 32' East along and with said fence line in all a total distance of 978.43 feet to a stake set at a fence corner for an angle corner in the South line of this tract of land;

THENCE   South 66 deg. 11' East, in all a total distance of 391.33 feet to a stake for an "L" corner of this tract of land;


THENCE   South 6 deg. 20' West in all a total distance of 90.55 feet to a stake for an "L" corner of thiS tract of land;

THENCE   South 67 deg. 04' East along and with a fence line in all a total distance of 700.36 feet to a stake for the East-Southeast corner of this tract of land;

THENCE   North 52 deg. 08' East, in all a total distance of 22.80 feet to a stake fox the East-Northeast corner of this tract of land;

THENCE   North 49 deg. 09' West, along and with a fence line in all a total distance of 411.15 feet to a stake set in the South right-of-way line of said railroad for an angle corner in the North line of this tract of land;

THENCE   North 34 deg. 51' West, in all a total distance of 96.27 feet to a stake set in the North right-of-way line of said railroad for an angle corner of this tract of land;

THENCE   North 74 deg. 36' West along and with an old fence line, in all a total distance of 662.79 feet to a stake set at a fence corner for an "L" corner of this tract of land;

Exhibit A
Property Number F-138 (cont. - 4)

THENCE   North 17 deg. lot East along and with an old fence line, in all a total distance of 775.55 feet to a stake set at a fence corner for the North-Northeast corner of this tract of land;

THENCE   North 84 deg. 47' West along and with said fence line in all a total distance of 704.92 feet to a stake set in the east line of the H. McTyre Estate 100 acre tract of land for an "L" corner of this tract of land;

THENCE   South along and with the East line of the said McTyre land, in all a total distance of 80.00 feet to a stake set at the East-Southeast corner of the said McTyre land for an "L" corner of this tract of land;

THENCE   North 73 deg. 32' West along and with the South line of the said
McTyre land, In all a total distance of 1344.14 feet to a stake for the West-Northwest comer of this tract of land;

THENCE   South 13 deg. 22' West along and with an old fence line, in all a total distance of 627.00 feet to the place of beginning, containing 34.92 acres of land, more or less.

SAVE AND EXCEPT 0.57 acre of land for the L & A Railroad right-of-way, leaving
34.35 acres in this tract of land.

Exhibit A
Property Number F-142 (cont. - 5)

AND SAVE AND EXCEPT from the above described properties the 108 acre tract of land conveyed by Lone Star Steel Company to J.W. Croley and wife Maveline Croley pursuant to the terms of a Warranty Deed dated August 26, 1963.

AND SAVE AND EXCEPT from the above described properties the following tract:

Being a 1.00 acre tract of land located in the H. S. Proctor Survey, A-220, Morris County, Texas. Said 1.00 acre tract of land being situated approximately
S. 50 W. 1.7 miles from the City of Daingerfield, Morris County, Texas, and being & portion of a 34.92 acre tract of land described as Second Tract in a Warranty Deed from A. C. Moore, et al to Lone Star Steel Company, dated April 22, 1963, recorded in Volume 106, pages 24, et seq. of the Deed Records of Morris County, Texas. Said, 1.00 acre tract of land being more particularly described as follows:

BEGINNING at an iron pipe set in the North right-of-way line of the L&A Railroad far the south corner of this triangular-shaped tract of land, said pipe being N. 780 301 E. 1375.0 feet from the Southwest corner of the said H. S. Proctor Survey, A-220, said pipe being also the Southeast corner of a tract of land now owned by Gerald Stotts;

THENCE   N. 90 DEG. 51' E. along and with the Stotts East boundary line, in all a total distance of 723.5 feet to a stake for the Northwest corner of this tract of land;

THENCE   S. 74 DEG. 42' E. in all a total distance of 122.0 feet to an iron pipe set in a fence corner for the Northeast corner of this tract of land;

THENCE   S. 19 DEG. 00' W. along arid with a fence in all a total distance of
723.0 feet to the place of beginning, containing 1.00 acre of land, more or less.

Exhibit A


Property Number F-139

All that certain lot, tract or parcel of land described as follows:

BEING an 18.94 acre tract of land located in the M.S. Proctor Survey, A-220, and the M.S. Proctor Survey, A-229, and being situated approximately South 63 deg. West 1.6 miles from the City of Daingerfield, Morris County, Texas; said 18.94 acre tract of land being a portion of a 33 acre tract of land as. described in a-Warranty Deed from Roe Jean Moore to James W. Croley dated December 13, 1961, and duly recorded in Volume 101, page 126 of the Deed Records of Morris County, Texas; said 18.94 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the Northwest corner of the said 33 acre tract of land for the Northwest corner of this tract of land; said iron pin being set North 81 deg. 041 West, 1305.0 feet from the Northeast corner of the said M.S. Proctor Survey, A-229;

THENCE   South 74 deg. 32' East, along and with an old fence line same being the North line of the said 33 acre tract of land, in all a total distance of
978.43 feet to a stake for the northeast corner of this tract of land;

THENCE   South 17 deg. 30' West, in all a total distance of 400.0 feet to a stake set in the South right-of-way of the L & A Railroad for an angle corner in the East line of this tract of land;

THENCE   South 9 deg. 52' East, in all a total distance of 497.0 feet to a stake set in the South line of the said 33 acre tract of land for the Southeast corner of this tract of land;

THENCE   North 63 deg. 31' West, along and with the South line of the said 33 acre tract of land, in all a total distance of 300.0 feet to a stake for an angle corner in the South line of this tract of land;

THENCE   North 75 deg. 41' West, along and with the South line of the said 33
acre.tract of land, in all a total distance of 899.75 feet to a stake set at the Southwest corner of the said 33 acre tract of land for the Southwest corner of this tract of land;

THENCE   North 16 deg. 41' East, along and with the West line of the said 33 acre tract of land, at 520 feet pass the centerline of the said L & A Railroad, in all a total distance of 810.00 feet to the place of beginning, containing
18.94 acres of land, more or less.

SAVE AND EXCEPT 125 acres of land for the said L & A Railroad right-of-way leaving a total of 16.69 acres in this tract of land;

AND SUBJECT to any mineral conveyance previously made.

Exhibit A

AND SAVE AND EXCEPT: All that certain tract or parcel of land described as follows:
                    BEING A 0.90 acre tact of land located in the H.S. Proctor Survey. A-229, and being situated approximately South 63 DEG. 00' West, 1.6 miles front the City of Daingerfield, Morris County, Texas; said
0.90 acre tract of land being a portion of an 18.94 acre tract of land as described in a Warranty Deed from James W. Croley and wife, Maveline Croley, to Lone Star Steel Company, dated August 26, 1963, and duly recorded in Volume 108, page 329, of the Deed Records of Morris County, Texas; said 0.90 acre tract of land being more particularly described as follows:

BEGINNING at an iron pin set at the Southeast corner of the above said 18.94 acre tract of land for the South corner of this tract of land;
 THENCE   North 6 DEG. 09' West, in all a total distance of 577.8 feet to an iron pin set in the South right of way line of the L & A railroad for the northwest corner of this tract of land;

THENCE   in an easterly direction along and with South right of way line of the said L & A Railroad as follows: South 58 DEG. 30' East, 132.0 feet and South 65 DEG. 28' East, 38.0 feet to an iron pin set at an angle corner in the East line of the said 18.94 acre tact of land for the Northeast comer of this tract of land;

THENCE   South 9 DEG. 52' West, along and with the East line of the said
18.94 acre tract of land, in all a total distance of 497.0 feet to the place of beginning, containing 0.90 acres of land.

EXHIBIT A
Property Number F-144


All that certain tract or parcel of land described as follows: to-wit:

BEING a 77.00 acre tract of land, more or less, of which 2.06 acres are located in the J. N. Gray Survey, A-115, and 74.94 acres are located in The J. N. Gray Survey, A-116, said 77.00 acre tract of land being located approximately South 32 deg. West 2 miles from the City of Daingerfield, Morris County. Texas; said
77. 00 acre tract of land being more particularly described as follows:

BEGINNING at a 4" from pipe set at the Northwest corner of the J. N. Gray Survey, A-116, for the Northwest corner of this tract of land; said iron pipe being in the East line of the John V. Cherry Survey, A-51, and at the South-Southwest comer of the H. S. Proctor Survey, A-229;

THENCE South 89 deg. 16' East along and with the North line of the said J. N. Gray Survey, A-116, at 2639.10 feet pass a stake set at the Northeast comer of the said J. N. Gray Survey, A-116, same being the Northwest corner of the J. N. Gray Survey, A-115, continuing same course along and with the North line of the said J. N. Gray Survey, A-115, in all a total distance of 2880. 20 feet to a stake for the Northeast corner of this tract of land;

THENCE   South 18 deg. 00' West in all a total distance of 780.20 feet to a stake set in the West line of the J. N. Gray Survey, A-115, and in the East line of the J. N. Gray Survey, A-116, for an angle corner in the East line of this tract of land;

THENCE   South along and with the East line of the J. N. Gray Survey, A-116, in all a total distance of 1558.03 feet to a 4" iron pipe set for the Southeast comer of this tract of land. said iron pipe being the Northeast corner of an 85 acre tract of land owned by Lone Star Steel Company;

THENCE   North 41 deg. 03' West along and with the Northeast line of the said
85 acre tract of land, in all a total distance of 2427.88 feet to a 4" iron pipe set at the North corner of the said 85 acre tract of land for an "L" corner of this tract of land;

THENCE   South 52 deg. 39' West along and with the Northwest line of the said
85 acre tract of land, in all a total distance of 1214. 23 feet to a 4" iron pipe set at the Northwest comer of the said 85 acre tract of land for the Southwest comer of this tract of land; said iron pipe being in the West line of the J. N. Gray Survey, A-116, and in the East line of the John V. Cherry Survey, A-51;

THENCE   North along and with the West line of the said J. N. Gray Survey,
A-116, in all a total distance of 1303.14 feet to the place of beginning, containing 77.00 acres of land, more or less.

SAVE AND EXCEPT a one-half of the usual one-eight royalty in and to the oil and gas in, on and under the described land heretofore reserved.

Exhibit A

Property Number F-112

Being an 85.00 acre tract of land located in the J.N. Gray Survey, A-116, Morris County, Texas, more particularly described as follows:

BEGINNING at a 4" iron pipe set in the east line of the J.V. Cherry Survey, A-51, for the southwest corner of the said Gray Survey, for the southwest corner of this tract of land, being also the northwest corner of the Wiley George Survey, A-124;

Thence north along the Cherry-Gray survey line, same being an old fence line, 1,300.00 ft. to a 4" iron pipe for the northwest corner of this tract of land, said corner being south 1,303.14 ft. from a 4" iron pipe, the northwest corner of the said Gray Survey, and the northeast corner of the said Cherry Survey;

Thence E 52 DEG. 39' E, 1,314.12 ft. to a 4" iron pipe for an ell corner of this tract of land;

Thence S 41 DEG. 03' E, 2,427.58 ft. to a 4" iron pipe in the east survey line of the said Gray Survey for the northeast corner of this tract of land, said corner being south 2,303.14' from a stake, the northwest corner of the said Gray Survey;

Thence south along the east line of the J.H. Gray Survey, A-116, and west line of the J.H.Gray Survey, A-115, a distance of 300.00 ft. to a 4" iron pipe for the southeast corner of this tract of land, also the southeast corner of the Gray Survey, A-116; the southwest corner of the Gray Survey, A-115, also in the north survey line of the J. Christopher Survey, A-57;

Thence S 89 DEG. 16' W along the Christopher-Gray, A-116, survey line at 1,277.88 ft. pass a 4" iron pipe, the northwest corner of the said Christopher Survey, also the northeast corner of the George Survey, A-124, and continuing S 89 DEG. 16' W.,in all a total distance of 2,639.10 ft. to the place of beginning, containing 85.00 acres of land, more or less.

SAVE AND EXCEPT a one-half of the usual one-eighth royalty in and to the oil and gas in, on and under the described land heretofore reserved.

Exhibit A

Property Number F-150



     Being all that certain lot, tract or parcel of land in the John V. Cherry Survey, A-51, Morris County, Texas situated approximately 5.39 deg. 00 min. W,
2.7 miles from the City of Daingerfield, Morris County, Texas, and being more particularly described as follows:

     BEGINNING at a 4" iron pipe set in the east line of the said Cherry Survey and the west line of the Wiley George Survey, A-124, for the northeast corner of this described tract of land. Said iron pipe being S. 0 deg. 20 min. E. 500.04 feet from the northwest corner of the said Wiley George Survey.

     THENCE, S.O deg. 20 min. E. along and with the Cherry-George Survey line, a total distance of 685.5 feet to a 4" iron pipe for the southeast corner of this tract of land;

     THENCE   N. 89 deg. 58 min. W., a total distance of 1584.0 feet to an iron pin set in the approximate center-line of a county road for the southwest corner of this tract of land;

     THENCE   in a northwesterly direction, along and with said county road as follows:
    N.3 deg. 00 min West - 398.9 feet and
    N.16 deg. 26 min. West - 299.4 feet to an iron pin set for the northwest corner of this tract;

     THENCE   S. 89 deg. 58 min. E., a total distance of 1685.6 feet to the place of beginning, containing 25.41 acres of land, more or less.

Exhibit A

Property Number F-121

BEING a 41.81 acre tract of land located in the John V. Cherry Survey, A-51, and being situated approximately S. 5 DEG. W., 5 miles from the City of Daingerfield, Morris County, Texas. Said 41.81 acre tract of land being Lot or Tract No. 9 of the partition of the P. C. Barnard 214 acre tract of land in the District Court of Morris County, Texas in Cause No. 5051, therein entitled W. R. Barnard, et al, Vs. Johnnie Barnard, et &1, the Decree of Partition being recorded in Vol. 2, Page 575, of the Civil Minutes of the District Court of Morris County, Texas. Said 41.81 acre tract of land being the same land described in a Deed from Sarah Lou Beauchamp, et vir, to Lois Coco, et al, dated September 22, 1944, and recorded in Vol. 51, Page 435, of the Deed Records of Morris County, Texas.

BEGINNING at a 4" iron pipe set in the east line of the said J. V. Cherry Survey for the southeast corner of this tract of land. Said iron pipe being the south-east corner of the said P. C. Barnard 214 acre tract of land. Said iron pipe being S. 0 DEG. 20' E., 294.2 ft. from the northwest corner of the Wm. McDonald Survey, A-197.

THENCE: N. 0 DEG. 20' W. along and with the east line of the said J. V. Cherry Survey, in a all a total distance of 1389.6 feet to a 4" iron pipe set at the northeast corner of the said 214 acre tract of land for the northeast corner of this tract of land.

THENCE: N. 89 DEG. 58' W., along and with the north line of the said 214 acre tract of land, in all a total distance of 1132.8 feet to a 4" iron pipe set at the northeast corner of Lot No. 8 of said Partition for the northwest corner of this tract of land.

THENCE: S. 0 DEG. 20' E., along and with the east line of Lot No. 8 of said Partition, in all a total distance of 1570.6 feet to a 4" iron pipe set in the south line of the said 214 acre tract of land for the southwest corner of this tract of land. Said iron pipe being the southeast corner of Lot No. 8 of said Partition.

THENCE: S. 89 02' E., along and with the south line of the said 214 acre tract of land, in all a total distance of 1152.9 feet to the place of beginning, containing 41.81 acres of land, more or less.

Exhibit A

Property Number F-111


Being a 75.67 acre tract of land located in the W. George Survey, A-124, and being situated approximately S 5 00' W five miles from the town of Daingerfield, Morris County, Texas, said 75.67 acres of land being previously described in Iron Ore Lease from J. Y. Bradfield, et al to W. O. Irvin, Trustee, dated October 11, 1941, Volume 43, page 95-100, Deed Records of Morris County, Texas, said 75.67 acre tract of land being also more particularly described as follows:

Beginning at a 4" iron pipe for the Northwest corner of this tract of land, said 4" iron pipe being in the East survey line of the John V. Cherry Survey, A-51, said iron pipe being the Northwest corner of the said George Survey, said iron pipe being also the Southwest corner of the J. H. Gray Survey, A-116:

THENCE   S 89 DEG. 16' E along the Gray-George survey line, in all a total distance of 1,361.22' to a 4" iron pipe, the Northeast corner of this tract of land, said iron pipe being the Northwest corner of the Jacob Christopher Survey, A-57, said iron pipe being also N 89 DEG. 16' W 1,277.88' from a 4" iron pipe, the Southwest corner of the said Gray Survey;

THENCE   S 1 DEG. 07' W along the Christopher-George survey line, in all a total distance of 2,463.59' to a 4" iron pipe, the South- east corner of this tract of land, said iron pipe being N 1 DEG. 07' E 323.31' from a 4" iron pipe, the Southwest corner of the said Christopher Survey;

THENCE   West along an old fence line 1,298.80' to a 4" iron pipe, the
Southwest corner of this tract of land, said iron pipe being in the East survey line of the said Cherry Survey, said iron pipe being in the West survey line of the said George Survey, said iron pipe being also S 0 DEG. 20' E 2,480.55' from a 4" iron pipe, the Northwest corner of the said George Survey;

THENCE   N 0 DEG. 20' W along the Cherry-George Survey line, in all a total distance of 2,480.55' to the place of beginning, containing 75.67 acres of land, more or less.

Exhibit A

Property Number F-110

Being a 141.19 acre tract of land located in the J. Christopher Survey, A-57, and being situated approximately S 5 DEG. 00' W five miles from the town of Daingerfield, Morris County, Texas, said 141.19 acre tract of land being previously described in Iron Ore Lease from J. Y. Bradfield, et al, to W. C. Irvin, Trustee, dated October 11, 1941 and duly recorded in Volume 43, page 95-100, Deed Records of Morris County, Texas and being more particularly described as follows:

Beginning at a 4" iron pipe, the northeast corner of this tract of land, said iron pipe being the northeast corner of the said Christopher Survey, said iron pipe being in the south survey line of the J. N. Gray Survey, said iron pipe being also the northwest corner of the Samuel Johnson Survey;

Thence   S 0 DEG. 08' E along the Johnson-Christopher survey line, in all a total distance of 2338.73' to a 4" iron pipe, the southeast corner of this tract of, land, said iron pipe being also N 0 DEG. 08' W 414.26' from a 4" iron pipe for the southeast corner of the said Christopher Survey;

Thence   N 89 DEG. 39' W, in all a total distance of 476.00' to a iron pipe for an angle point in the south boundary line of this tract of land, said iron pipe being also the northwest corner of the Holt 4.55 acre tract of land;

Thence   N 89 DEG. 43' W, in all a total distance of 2159.04' to a 4" iron pipe in a rock pile for the southwest corner of this tract of land, said iron pipe being in the west survey line of the said Christopher Survey, said iron pipe being in the east survey line of the Wiley George Survey, A-124, said iron pipe being also N 1 DEG. 07' E 406.67' from a 4" iron pipe, the southwest corner of the said Christopher Survey;

Thence   N 1 DEG. 07' E along the George-Christopher survey line, in all a total distance of 2380.23' to a 4" iron pipe for the northwest corner of this tract of land, said iron pipe being the northwest corner of the said Christopher Survey, said iron pipe being the northeast corner of the said George Survey, said iron pipe being also in the south survey line of the J.
N. Gray Survey, A-116;

Thence   S 89 DEG. 16' E along the Gray, A-116-Christopher survey line, at
1277.88' pass a 4" iron pipe, the southeast corner of the said Gray, A-116, same being the Gray, A-115 southwest corner and continuing S 89 DEG. 16' E along the Gray, A-115-Christopher survey line, in all a total distance of 2583.54' to the place of beginning, containing 141.19 acres of land, more or less.

Exhibit A
Property Number F-216

All that certain lot, tract or parcel of land more particularly described as follows, to-wit:
      Being a 18.85 acre tract of land located in the J. Christopher Survey, A-57, and the Samuel Stewart Survey; A-258, and being situated approximately S 5 DEG. 00' W five miles from the town of Daingerfield, Morris County, Texas and being previously described in Iron Ore lease from J. B. Holt, et ux, Frances, to W. O. Irvin, Trustee, dated February 5, 1945 and being duly recorded in Volume 53. page 349, Deed Records of Morris County, Texas and being more particularly described as follows:

     BEGINNING at a 4" iron pipe, the southeast corner of the J. Christopher Survey, A-57, said iron pipe being the southwest corner of the Samuel Johnson Survey, A-161, said iron pipe being the north survey line of the Samuel Stewart Survey, A-258, said iron pipe being also an ell corner of this tract of land;

     THENCE   N 0 DEG. 08' W along the Johnson-Christopher survey line, in all a total distance of 414.26' to a 4" iron pipe for the north northeast corner of this tract of land;

     THENCE   N 89 DEG. 39' W, in all a total distance of 476.00' to a 4"
iron pipe for the northwest corner of this tract of land;

     THENCE   S 0 DEG. 11' W, in all a total distance of 417.17' to a 4" iron pipe for an angle point in the west boundary line of this tract of land, said iron pipe being in the Christopher-Stewart boundary line:

     THENCE   South, in all a total distance of 624.00' to a 4" iron pipe for the southwest corner of this tract of land;

     THENCE   East, in all a total distance of 998.45' to a 4" iron pipe for the south-east corner of this tract of land;

     THENCE   North, in all a total distance of 624.00' to a 4" iron pipe for the east northeast corner of this tract of land, said iron pipe being in the Johnson-Stewart survey line;

     THENCE   West, along the Johnson-Stewart boundary line, in all a total distance of 520.15' to the place of beginning, containing 18.85 acres of land, more or less. of which 4.55 acres lie in the J. Christopher Survey, A-57, and 14.30 acres in the Samuel Stewart Survey, A-258.

Exhibit A

Property Number F-57
 Being a 178.42 acre tract of land located in the Ahira Butler Survey, A-22, and being situated In Upshur County, Texas, said 178.42 acre tract of land being previously described in warranty deed from J. N Irvin, et ux, to J. H. Smith dated July 22, ,1931 and being duly recorded in Volume 86, page 107 Deed Records of Upshur County, Texas and being more particularly described as follows:

Beginning at a pine knot from which a 28" sweet gum marked "X" bears S 53
00' E 23.00', said pine knot being in the west survey line of the said Butler Survey, said pine knot being also S 29 49' E 4895.74' from the northwest corner of the said Butler Survey;

Thence   S, 89 DEG. 57' E along a well marked old survey line 3104.19' to an old stake for the northeast corner of this tract of land, said old stake being also an angle point in the Lone Star Steel Company 224.02 acre tract of land, a 8" iron wood tree marked "X" bears N 65 DEG. 00' W 4.00';

Thence   S 17 DEG. 59' E along the Lone Star Steel Company 224.02 acres
178.42 acre boundary line, in all a total distance of 770.92' to a rock pile for an angle corner of this tract of land, said rock pile being also the southwest corner of the said Lone Star Steel Company 224.02 acre tract of land;

Thence   S 1 DEG. 54' W along a well marked old survey line, in all a total distance of 2620.44' to a 4" iron pipe for a southeast corner of this tract of land;

Thence   West along a well marked old survey line 1337.91' to a 4" iron pipe for the southwest corner of this tract of land, said iron pipe being also in the west survey line of the said Butler Survey;

Thence   N 29 DEG. 49' W along the west survey line of the said Butler
Survey, same being a well marked old survey line at 1392.13' past a pine knot and in all a total distance of 3857.13' to the place of beginning, containing
178.42 acres of land, more or less.

Exhibit A

Property Number F-58


Being a 224.02 acre tract of land located In the Ahira Butler Survey, A-22, and being situated in Upshur County, Texas, said 224.02 acres of land being previously described in warranty deed from E. S. Nixon to J. A. Bradey dated October 8, 1858 and being duly recorded in Volume H, page 304 Deed Records of Upshur County, Texas and being more particularly described as follows:

Beginning at a rock pile for the northwest corner of the John Lowry Survey, A-273 from which a 10" post oak marked "X" bears N 5 DEG. 00' W 13.00' said rock pile being an ell corner of the said Butler Survey, said rock pile being the south southwest corner of the Lone Star Steel Company 285.05 acre tract of land, said rock pile being also the southeast corner of this tract of land;

THENCE   S 67 DEG. 43' W along a well marked old survey line 3324.50' to a rock pile for the southwest corner of this tract of land, said rock pile being also an angle corner in the Lone Star Steel Company 178.42 acre tract of land;

THENCE   N 17 DEG. 59' W along the Lone Star Steel Company 178.42 acre-224.02 acre boundary line, same being a well marked old survey line, in all a total distance of 770.92' to an old stake for an angle point in this tract of land, from which an 8" iron wood tree marked "X" bears N 65 00' W 4.00', said old stake being the northeast corner of the said Lone Star, Steel Company 178.42 acre tract of land;

THENCE   N 0 DEG. 41' W along a well marked old survey line, in all a total distance of 2627.47' to a rock pile for the northwest corner of this tract of land from which a 8" pine marked "X" bears N 34 00' E 9.00', a 8" post oak marked "X" bears S 88 DEG. 00' W 3.00', a 8" hickory marked "X" bears N 71 DEG. 00' E 8.00';

THENCE   N 67 DEG. 07' E along a well marked old survey line at 945.77' past an old stake for the north southwest corner of the Lone Star Steel Company
285.05 acre tract of land, and in all a total distance of 2500.20' to a 4" iron pipe for the northeast corner of this tract of land, said iron pipe being also an ell corner of the Lone Star Steel Company 285.05 acre tract of land;

THENCE   S 18 DEG. 43' E along the Lone Star Steel Company 235.05 acre-
224.02 acre boundary line, in all a total distance of 3243.09' to the place of beginning containing 224.02 acres of land, more or less.

Exhibit A

Property Number F-59
 Being a 99.546 acre tract of land located on the north survey line of the Ahira Butler Survey, A-22, and being situated in Upshur County, Texas, said
99.546 acres of land being previously described in warranty deed dated May 1, 1931 from Ernest W. Reed, et ux, to J. H. Smith and being duly recorded in Volume 83, page 598 of the Deed Records of Upshur County, Texas and being more particularly described as follows:

Beginning at a 4" iron pipe for the northwest corner of this tract of land, said 4" iron pipe being the northeast corner of the W. C. Elms 160 acre tract of land, said 4" iron pipe being also in the north survey line of the said Butler Survey;

Thence   S 30 DEG. 04' E along the Elms-99.546 acre boundary line, in all a total distance of 1981.69' to a 4" iron pipe for the southwest corner of this tract of land, from which bears an 8" post oak marked "X", a 12" post oak marked "X", said 4" iron pipe being also the northwest corner of the Ernest
W. Reed Estate, et al, 100 acre tract of land;

Thence   N 60 DEG. 11' E along the Reed-99.546 acre boundary line, same being a well marked old survey line, in all a total distance of 2249.88' to a rock pile for the southeast corner of this tract of land, from which bears a 12" hickory marked "X", a 14" sweet gum marked "X", said rock pile being also in the west boundary line of a 285.05 acre tract of land belonging to the Lone Star Steel plant;

Thence   N 34 DEG. 14' W along the 285.05 acre-99.546 acre boundary line, in all a total distance of 918.91' to a 1" iron pin for an angle corner in this tract of land, said iron pin being the northwest corner of the said 285.05 acre tract of land, said iron pin being also the southwest corner of the T.
H. Sandlin 127.7 acre tract of land;

Thence   N 29 DEG. 42' W along the Sandlin-99.546 acre boundary line, same being an old painted survey line, in all a total distance of 1043.24' to a 1" iron pin for the northeast corner of this tract of land, said iron pin being also in the north survey Line of the said Butler Survey;

Thence   S 60 DEG. 46' W along the north survey line of the said Butler
Survey, same being a well marked old surveyline, in all a total distance of 2190.10' to the place of beginning, containing 99.546 acres of land, more or less.

Exhibit A

Property Number F-60
 Being a 285.05 acre tract of land located in the Ahira Butler Survey, A-22, and being situated in Upshur County, Texas, said 235.05 acre tract of land being prevIously known as the J. H. Smith Estate 285.05 acre tract of land, known as the mountain land, said mountain land being more particularly described as follows:

Beginning at a rock pile for the northwest corner of the John Lowry Survey, A-273, from which a 10" post oak marked "X" bears N 5 DEG. 00' W 13.00', said rock pile being also an ell corner of the Ahira Butler Survey, A-22;

Thence   N' 18 DEG. 43' W along the Lone Star Steel Company 24.02 acre tract-285.05 acre tract of land boundary line, in all a total distance of 3243.09' to a 4" iron pipe for an ell corner of this tract of land, said iron pipe being also the northeast corner of the said Lone Star Steel Company
24.02 acre-tract of land;

Thence   S 67 DEG. 07' W along the Lone Star Steel Company 224.02 acre-285.05 acre boundary line, same being a well marked old survey line, in all a total distance of 1554.43' to an old stake for the most north southwest corner of this tract of land;

Thence   N 29 DEG. 57' W along the.Ernest W. Reed Estate, et al, 100 acre-285.05 acre boundary line, same being a well marked old survey line, in all a total distance of 2279.29' to a rock pile for an angle corner in this tract of land, from which bears a 12" hickory marked "X", a 14" sweet gum marked "X", said rock pile being also the southeast corner of the Lone Star Steel Company, 99.546 acre tract of land;

Thence   N 34 DEG. 14' W along the Lone Star Steel Company 99.546 acre-285.05 acre boundary line, in all a total distance of 918.91' to a 1" iron pin for the northwest corner of this tract of land, from which a 8" red oak snag bears S 81 W 13' said iron pin being also the southwest corner of the T. H. Sandlin 127.70 acre tract of land;

Thence   N 59 DEG. 25' E along the Sandlin-235.05 acre boundary line, same being an old painted survey line, in all a total distance of 2576.53' to a 4" iron pipe for the northeast corner of this tract of land, from which a 12" pine marked "X" bears S 21 00' E 3.00', said iron pipe being also the northwest corner of the T.C Connor 532.35 acre tract of land;

Thence   S 29 DEG. 45' E, along the Connor-285.05 acre boundary line, in all a total distance of 6535.32' to a pine knot in a rock pile for the southeast corner of this tract of land, said pine knot being also in the southwest corner of the said Connor 532.35 acre tract of land, said pine knot being also in the north survey line off the John Lowry Survey, A-273;

Thence   S 57 DEG. 51' W along the Lowry-Butler Survey line, in all a total distance of 1575.23' to the place of beginning, containing 285.05 acres of lend, more or less.

Exhibit A

Property Number F-217
 Being a 3. 70 acres tract of land located in the C. Stinson Survey, A-464, and being a portion of a 5.945 acres tract of land as described in a Warranty Deed from Merlin Quinn and wife, Ruth Quinn to Robert Burns and Sidney Rex Moughon, dated September 24, 1977 and duly recorded in Volume 388, Page 937, Deed Records of Upshur County, Texas. Said 3.70 acres tract of land being more particularLy described as follows:

Beginning at a concrete monument set at the southwest corner of the said
5.945 acres tract of land for the southwest corner of this tract of land. Said monument being the south southwest corner of the said G. Stinson Survey;

Thence   N. 01 DEG. 21' W. a distance of 473.5 ft. to an iron pin set in the south right-of-way line of Farm Road No. 2796 for the northwest corner of this tract of land.

Thence   N. 85 DEG. 53' E. along and with the south right-of-way line of said highway a distance of 383. 8 ft. to an iron pin for the northeast corner of this tract of land.

Thence   S. 29 DEG. 42' E. a distance of 246.0 ft. to an iron pin set in the south line of the said G. Stinson Survey for the southeast corner of this tract of land.

Thence   S. 59 DEG. 48' W. along and with the south line of the said G.
Stinson Survey, a distance of 571.0 ft. to the place of beginning, containing
3.70 acres of land, more or less.

Exhibit A

Property Number F-029

Being a 270.56 acre tract of land situated in the James Graham Survey, Abstract No. 163 and being partly located in Marion and partly in Cass Counties, Texas, same being previously described In the District Clerk's office, Marion County, Texas in the case of C. B. Morris vs. No. 13,584, Marion-Cass Development Company, said tract of land being located approximately 17 miles east of the town of Jefferson, Texas, County Seat of Marion County, Texas, said tract of land being also more particularly described as follows:
 Beginning at a 4" iron pipe for the southwest corner of this tract of land, said iron pipe being 990.94' North 0 DEG. 04' East from the southeast corner of the I & GN RR Co. Survey, Abstract No. 433, said iron pipe being in the I
& GN RR Co. James Graham survey line, said iron pipe being also the northwest corner of the A. G. Holloman Estate 50 acre tract of land;

Thence   South 39 DEG. 56' East along the Holloman-270.56 acre tract of land boundary line, at 952.50' a 4" iron pipe, the southwest corner of the M. Paire 29.27 acre tract of land, at 1549.21' pass the southeast corner of the said Holloman tract of land, name being the northwest corner of & Bose Paire 150 acre tract of land, at 2480.20' the most southern southeast corner of the
M. Paire 29.27 acre tract of land, in all a total distance of 2500.20' to a 4" iron pipe for the most southern southeast corner of this tract of land, said iron pipe being also the southwest corner of the J. Stanton 50 acre tract of land;

Thence   North 0 DEG. 04' East along the 270.56 acre tract-Stanton boundary line in all a total distance of 500.22' to a 4" iron pipe for an "L" corner of this tract of land;

Thence   South 89 DEG. 56' East in all a total distance of 152.79' to a 4"
iron pipe for tho most northern southeast corner of this tract of land;

Thence   North 0 DEG. 04' East, at 478.17' pass a 1" iron pin for the northwest corner of the said Stanton 50 acre tract of land, same being the southwest corner of the P. Hicks, et al 124.50 acre tract of land, and in all a total distance of 2023.24' to a 4" iron pine for the most southern northeast corner of this tract of land, said iron pipe being in the west boundary line of the said Hicks tract of land, said iron pipe being also a southeast corner of the J. Spearman tract of land;

Thence   North 89 DEG. 56' West along the 270.56 acre tract of land-Spearman boundary line, in all a total distance of 1239.14' to a 4" iron pipe for an "L" corner of this tract of land, same being also an 13" sweet gum marked X for an original corner of this tract of land;

Thence   North 0 DEG. 27' West along the 270.56 acre tract of land-Spearman boundary line, in all a total distance of 2228.06' to a 4" iron pine for a south northeast corner of this tract of land;

Thence   North 89 DEG. 56' West along the said 270.56 acre tract-Spearman boundary line in all a total distance of 436.36' to a 4" iron pipe for an "L" corner of this tract of land, same being also a 16" hickory tree marked X for an original corner of this tract of land;

Exhibit A
 Property Number F-029 (cont.)

Thence   North 0 DEG. 04' East, in all a total distance of 2379.26' to a 4"
iron pipe in the north survey line of the said J. Graham Survey, said iron pipe being also the northwest corner of the W. M. Todd 62.5 acre tract of land, said iron pipe being also in the south survey line of the J. H. Kernels Survey, Abstract No. 616, Cass County, Texas;

Thence   North 89 DEG. 56' West along the Graham-Kernels survey line 907.50'
to a 4" iron pipe for the northwest corner of this tract of land, said iron pipe being the northwest corner of the said Graham Survey, said iron pipe being also the most southern northeast corner of the L. C. Luckel Survey;

Thence   South 0 DEG. 04' West along the Luckel-Graham survey line, at
778.30' a concrete monument for the southeast corner of the said Luckel Survey, same being also the most southern northeast corner of the said I & GN RR Co. Survey, and continuing along the Graham-I & GN RR Co. survey line, in all a total distance of 7124.57' to the place of beginning, and containing
270.56 acres of land, more or less;

SAVE AND EXCEPT a 29.27 acre tract of land being previously described in deed from Marion-Cass Development Company to McKinley Paire and Joe McCasland for reason of occupancy and being duly recorded in Vol. 94, page 604 in the deed records of Marian County, Texas, and being more particularly described as follows:

Beginning at a 4" iron pipe for the most southern southeast corner of this tract of land, said iron pipe being North 89 DEG. 56' Last 20.00' from the most southern southeast corner of the above described 270.56 acre tract of land, said iron pipe being also in the north boundary line of the Bose Paire, et al 150 acre tract of land;

Thence   North 0 DEG. 04' East 520.00' to a 4" iron pipe for an "L" corner of this tract of land;

Thence   South 89 DEG. 56' East 152.79' to a 4" iron pipe for the most northern southeast corner of this tract of land;

Thence   North 0 DEG. 04' East 286.10' to a 4" iron pipe for the northeast corner of this tract of land, said iron pipe being North 39 56' West 20.00' from the most eastern boundary line of the said described 270.56 acre tract of land;

Thence   North 39 DEG. 56' West 1680.50' to a 4" iron pipe for the northwest corner of this tract of land;

Thence   South 0 DEG. 04' West 806.101 to a "4" iron pipe for the southwest corner of this tract of land, said iron pipe being In the south boundary line of the said described 270.56 acre tract of land, said iron pipe being also in the north boundary line of the said Holloman 50 acre tract of land;

Exhibit A

 Thence   South 89 DEG. 56' East along the south boundary line of the said described 270.56 acre tract of land, in all a total distance of 1527.70' to the place of beginning, and containing 29.27 acres of land, more or less. There is also reserved all of the oil, gas, and any and all other minerals in and upon and under the East 9 acres of this said described exception.

    AND SAVE AND EXCEPT:

All that certain 39.863 acre tract of land in the James Graham Survey, A-1334 in Cass County, Texas, being part of the called 270.56 acre tract of land known as the Lone Star Steel Company Tract No. F-29, said 39.863 Acre tract of land being more particularly described as follows:

Beginning at a 4" Iron Pipe found in the South line of the J. II. Kernels Survey, A-616 for the most Easterly Northeast corner of the L. C. Luckel survey, A-1315 described in the Sheriff's Deed to H. C. Knowles dated February 5, 1943, and recorded in volume V-8, Page 497 of the Deed Records of Cass County, Texas, the Northwest corner of the said Graham Survey, the Northwest corner of the said called-270.56 acre tract and of this tract;

Thence; North 88 DEG. 45' 53" East with the South line of the said Kernels survey and the North line of the said Graham Survey, 907.27 feet to a 4" Iron Pipe found for the most Northerly Northeast corner of the said called 270.56 acre tract, the Northeast corner of this tract and the Northwest corner off the called 62-1/2 acre Lot #9 described in a Warranty Deed to W. M. Todd dated January 10, 1925 and recorded in Volume X-1, Page 121 off the Deed Records off Marion, County, Texas;

Thence; South 01 DEG. 17' 20" East with the West line of the said Lot #9 and generally along fence, 1915.25 feet to a 3/4" Iron Rod set in the approximate boundary line between Cass County and Marion County, Texas for the southeast corner of this tract;

Thence: West, with the said approximate boundary line, 915.53 feet to a 3/4" Iron Rod set in the East line of the I. & G. N. R. R. Survey, A-1279 in Cass County, Texas and the West line of the said Graham Survey for the Southwest corner of this tract;

Thence: North 0 DEG. 02' 47" West with said West line, at 1117.86 feet pass a 6" x 6" Concrete Monument found for the Northeast corner of the said I. &
G. N. R. R. Survey and the Southeast corner of the said Luckel Survey and continuing for a total distance off 1895.57 feet to the Point of Beginning, containing 39.863 acres of land, more or less.

Exhibit A

AND SAVE AND EXCEPT:

The 5.67 acres of the above described property conveyed for a highway right-of-way as evidenced by a Right-of-Way Deed dated September 7, 1951, executed by Lone Star Steel Company to the State of Texas.

Exhibit A

Property Number F-008
 Being a 32.&5 acre tract of land located in the Reese Hughes Survey, A-437, and being situated in Cass County, Texas on the waters of Black Cypress, about 13 miles N 86 DEG. 00' W from the town of Linden, said 32.45 acres being previously described in Deed from H. A. Perlstain, et al, to Marion-Cass Development Company, dated April 9, 1932 and being duly recorded in Volume G-6, page 340, Deed Records of Cass County, Texas and being more particularly described as follows:

Beginning at a 4" iron pipe for the most eastern southeast corner of the said Hughes Survey, said iron pipe being in the west boundary line of the W. G. Kirk Survey, A-625, said iron pipe being also the north northeast corner of the M. D. Fulgham Survey, A-378;

Thence   N 1 DEG. 10' E along the Kirk-Hughes survey line, same being an old fence line, in all a total distance of 730.70' to a 4" iron pipe for the northeast corner of this tract of land; said iron pipe being also the southeast corner of the J. Jackson Survey, A-589;

Thence   West along the Jackson-Hughes survey line, in all a total distance of 1941.80' to a 4" iron pipe for the northwest corner of this tract of land, said iron pipe being an ell corner of the said Hughes Survey, said iron pipe being the southwest corner of the said Jackson Survey, said iron pipe being also the northeast corner of the Lone Star Steel Company 207.85 acre tract of land;

Thence   South along the Lone Star Steel Company 207.85-32.45 acre boundary line, in all a total distance of 730.55' to a 4" iron pipe for the southwest corner of this tract of land, said iron pipe being an ell corner of the said Hughes Survey, said iron pipe being also the northwest corner of the said Fulgham Survey;

Thence   East along the Fulgham-Hughes boundary line, in all a total distance of 1926.92' to the place of beginning, containing 32.45 acres of land, more or less.

Exhibit A

Property Number TN-157

 All that certain tract or parcel of land being situated in Morris County, Texas, and being 205 acres and 5335 square varas of land, more or less, of the R. P. Holcomb Survey and being all of the following 207-5335/5645 acre tract except two acres conveyed for school purposes:

BEGINNING at a stake at the Northwest corner of the John Logsden Survey an 'L' corner of said R. P. Holcomb Survey, a hickory bears N 67 W 17-1/2 vrs., a post oak bears N 9 varas;

THENCE   South at 1100 vrs. the old Jefferson road, and at 1300 varas in all the Southwest corner of the John Logsden Survey. a hickory bears N 36 W 17-1/2 vrs. a red oak brs. S 10 E 4 vrs.;

THENCE   East with the South Boundary Line of said John Logsden Survey 160 varas to the Northwest corner of a tract of 20 acres 110 square varas, owned by I. B. McCain, and lying in said R. P. Holcomb Survey;

THENCE   South 200 varas to the Southwest corner of said I. B. McCain tract on the South Boundary Line of said R. P. Holcomb  Survey:

THENCE   West with the South Boundary Line of said R. P. Holcomb Survey 460 varas to the most southern Southwest corner of said survey on the East Boundary Line of the D. B. Sorrell Survey, a post oak bears N 22 E 15 varas;

THENCE   North with the East Boundary Line of said D.B. Sorrell's Survey 275 varas to its Northeast corner an 'L' corner of said R. P. Holcomb Survey, a pine bears N 77 W 4 varas, a post oak bears N 9 E 3.4 varas;

THENCE   West 570 varas with the North Boundary Line of the said D. B.
Sorrell Survey to the Southeast corner of the J. A. Welch Survey, a pine bears N 89 DEG. E. 3.8 vrs., another bears S 51 W 5 vrs.;

THENCE   North with the East Boundary Line of said J. A. Welch Survey at 725 varas the Southeast corner of the S. C. White Survey, at 750 varas the old Jefferson road at 1225 varas in all, the Southwest corner of a 56-4/5 acre tract being conveyed to C. W. Jenkins by D. J. Jenkins;

THENCE   East with the South Boundary Line of said C. W. Jenkins' 56-4/5 acre tract, 870 vars to the place of beginning, containing in all 207 acres and 5335 square varas of land but there is excepted herefrom a tract of two (2) acres conveyed for school purposes, leaving 205 acres and 5335 square varas of land, more or less.

LESS AND EXCEPT 10 acres of land sold by Anna Sue Nasits and husband, Ben J. Nasits to Lone Star Steel Company by deed dated May 16, 1955, recorded in volume 78, page 358, Morris County Deed Records.

ALSO EXCEPT tract of land sold by Ben J. Nasits and wife, Sue Nasits to The City of Lone Star, Texas, by deed dated June 5, 1955, recorded in Volume 78, page 290, Morris County Deed Records.

There is excepted from this conveyance one-fourth (1/4) of the oil and gas minerals produced and saved from the hereinabove described land heretofore reserved.

Exhibit A

Property Number F-184


Being a 77.95 acre tract of land located in the G. H. Allen Survey, A-396, and being situated approximately S 17 DEG. 30' E, 10 miles from the town of Daingerfield, Morris County, Texas, said tract of land being the north 77.95 acres of the said Allen Survey, said 77.95 acre tract of land being also previously described in Iron Ore Lease from Jennie McCullough, et al, to W. O. Irvin, Trustee, dated August 10, 1941, and being duly recorded in Volume 43, pages 193 & 194 of the Deed Records of Morris County, Texas, and being more particularly described as follows:

Beginning at a 6" x 6" concrete monument with copper disk marked "SS-TL-CHA" set in the south line of the Stephen Stone Survey, A-264, for the northeast corner of this tract of land, said monument being the north northeast corner of the said Allen Survey, said monument being the northwest corner of the Thomas Lee Survey, A-331, said concrete monument being also N 89 DEG. 48' W, 58.8' from a concrete monument marked "SS-WCE-TL", the southeast corner of the said Stone Survey;

Thence S 0 DEG. 03' E along the Lee-Allen survey line, in all a total distance of 1847.40' to a 4" iron pipe for the southeast corner of this tract of land;

Thence N 89 DEG. 48' W, in all a total distance of 1844.03' to a 4" iron pipe set in the west line of the said Allen Survey, for the southwest corner of this tract of land, said iron pipe being also in the east line of the A. Sayle Survey, A-266;

Thence N 0 DEG. 19' E along the Sayle-Allen survey line, in all a total distance of 1847.40' to a 6" x 6" concrete monument with copper disk marked "SS-AS-GEA" set in the south line of the said Stone Survey for the northwest corner of this tract of land, said monument being the northwest corner of the said Allen Survey, said monument being also the northeast corner of the said Sayle Survey;

Thence S 89 DEG. 48' E in all a total distance of 1832.20' to the place of beginning, containing 77.95 acres of land, more or less.

Exhibit A


Property Number TN-224


All that certain tract of land being a 107.81 Acre tract of land located in the William King Survey, A-611, Cass County, Texas, and being situated approximately S. 64 deg. W. - 16.0 miles from the City of Linden, Cass County, Texas. Said 107.81 Acre tract of land being the same tract of land as described in an iron ore lease from Mrs. Willie Higgs, a widow, to W.O. Irvin, Trustee, dated December 8, 1941, and being duly recorded in Volume T-8, Page 6, of the Deed Records of Cass County, Texas. Said 107.81 Acre tract of land being more particularly described as follows:

BEGINNING at a 1" iron pin set in the South line of the William King Survey and the North line of the W.C. Everett Survey, A-407, far the Southwest corner of this tract of land. Said iron pin being S. 89 deg. 55' W. 275.09 feet from a concrete monument marked "W.K., - W.C.E., J.W.K.", and set at the Northeast corner of the W.C. Everett-Survey and the Northwest corner of the J.W Kirkpatrick Survey, A-627.

THENCE: North, in all a total distance of 1947.38 feet to a 1" iron pin set for the Northwest corner of this tract of land.

THENCE: S. 89 deg. 08' E. in all a total distance of 2433.19 feet to a 4" iron pipe set for the Northeast corner of this tract of land. Said iron pipe also being the Southwest corner of a 148.22 Acre tract of land owned by Lone Star Steel Company.

THENCE: S. 0 deg. 13' E., in all a total distance of 1907.05 feet to a 1" iron pin set in the South line of the William King Survey, A-611, and the North line of the J.W. Kirkpatrick Survey, A-627. Said iron pin being the Southeast corner of this tract of land.

THENCE: S 89 deg. 55' W., along and with the South line of the said William King Survey, in all a total distance of 2440.12 feet to the place of beginning, containing 107.81 acres of land, more or less;

EXCEPTING: All of the oil, gas, sulphur and other liquid hydrocarbons heretofore reserved or conveyed.

                                      EXHIBIT B

                                Permitted Encumbrances


1.  Ad valorem real estate taxes not yet due and payable.

2. All exceptions to title deemed Permitted Encumbrances pursuant to paragraph 6(b) hereof.

3. The transactions under the Timber Deeds more particularly described on EXHIBIT D attached hereto and all ownership and other rights and interests affecting the Property created or provided under the documents described on EXHIBIT D, and all prior reservations and transfers of oil, gas and other minerals and all ownership and other rights and interests created in connection or that may arise as a result of prior reservations or transfers with respect to oil, gas or other minerals on the Property including, without limitation, rights of access to the Property and rights to come upon the Property and conduct activities to explore for, drill, mine or otherwise remove any oil or gas or other minerals from the Property.

4. The standard pre-printed Exclusions From Coverage in the standard Texas title insurance policies and a general survey exception in a form reasonably satisfactory to Purchaser, provided the following form is deemed acceptable to Purchaser: "Any matter not of record which both (a) would be disclosed by a current, accurate survey and inspection of the subject property and (b) evidences rights or claims of third parties to the subject property."

5.  Leases set forth in EXHIBIT C attached hereto.

                                      EXHIBIT C



                                  SUMMARY OF LEASES

                                      USE LEASES


LESSEE                        PROPERTY NO.    LEASED ACRES
------                        ------------    ------------

Andrews, Danny                  F-184             77.95
Andrews, Danny                  F-188            167.80

Beasley, Hugh                   F-166              4.00
Brabham, Charles L.             F-064             20.00
Bryant, Emmit                   F-184            118.00
Burleson, Neva M.               F-073             13.36

Cope, W.                        F-190              1.37
Cope, W.                        F-202              7.00

Daniel, Roger                   F-220             59.00
Daniel, Roger                  TN 157            182.00
Domino, Jerry                   F-011            176.61
Domino, Jerry                   F-012            146.99
Domino, Jerry                   F-021            203.30

Floyd, J. M.                    F-190             50.50
French, James A.                F-173             15.00
French, James A.                F-178             15.00

Hackney, E. F., Jr.             F-187             92.00
Hicks, C. R.                    F-029             60.00
Hicks, C. R.                    F-030            365.00
Hughes Springs Little League    F-066             12.07
Hull, Charles N.                F-202             32.00

Irvin, Hobert                  TN 147            250.00

Kennedy, Emit                   F-149              3.00

Larsen, Miguel                  F-145            100.04
Larsen, Miguel                  F-185             46.24
Larsen, Miguel                  F-186             30.19
Latham, J. A.                   F-163            205.00
Lone Star Gun Club              F-110            141.19
Lone Star Gun Club              F-111             75.67
Lone Star Gun Club              F-112             85.00
Lone Star Gun Club              F-144             74.75

Malone, Vince F.                F-138             33.35
Malone, Vince F.                F-182            289.88
McCord, Margie                  F-069              3.00
McCord, Margie                  F-073             14.86
McFarland, Kevin                F-023            575.00
Monaghan, Patrick               F-166             80.00
Monighan, Patrick               F-215             53.02
Morris County Peace Officers    F-174            100.00


                        EXHIBIT C

                    SUMMARY OF LEASES

                       USE LEASES
----------------------------------------------------------


LESSEE                      PROPERTY NO.      LEASED ACRES
------                      ----------- -     ------------
Olive, C. K.                    F-135            148.22
Olive, C. K.                    F-147            130.00

QWEST Management, Inc.          F-157               .61

Rodgers, Brian                  F-029            135.00
Rodgers, Brian                  F-030            230.00
Rountree, Curtis                F-196             89.07

Scott, Beulah M.                F-186              1.00
Shepperd, Lewis M.              F-033            556.00
Shepperd,  Lewis M.             F-166             10.00
Shepperd, Lewis M.              F-175            203.93
Shepperd, Lewis M.              F-198            101.85
Shepperd, Lewis M.              F-204             69.81
Shepperd, Lewis M.              F-208             80.00
Shepperd, Lewis M.              F-214             15.00
Star Cable Association          F-158               .63
Stewart, Eddie                  F-130            100.54
Stewart, Eddie                  F-176            100.00

Terry, Harold                   F-008             32.45
Terry, Harold                   F-009            207.85
Trent, Inc.                     F-158               .06

Walker, Billy G.                F-066              7.82
Walker, Billy G.                F-067              9.00
Walker, Billy G.                F-066             24.18
Wellborn, Keith                  F-??             24.60
Wellborn, Keith                F-16??             57.58
Wellborn, Keith                 F-191             75.21
Wellborn, Keith                 F-192             41.37
Wellborn, Keith                 F-207             88.89
Wicker, C. N.                   F-023            600.00
Williams, C.L.                  F-121             42.00
Williams, C.L.                  F-150             25.41
Woccard, Gary                  TN-147            282.00

                          OIL, GAS LEASE
----------------------------------------------------------

Mitchell Energy Company       Various          1,233.05


                          SURFACE LEASES
-----------------------------------------------------------

Chism, Colia                    F-023              4.01
Chism, Colia                    F-023             45.42
Paire, Bose, Jr.                F-023              7.39
McDaniel, H. E.                 F-023              8.26


                                      EXHIBIT D


                                 Ongoing Transactions


1. Timber Deed of March 31, 1994 by Lone Star Steel Company to Weyerhaeuser Company covering Property in Morris and Cass Counties, Texas. (copy attached)

2. Timber Deed of April 12, 1994 by Texas and Northern Railway Company and Ward Timber Company, Inc. covering property in Cass County, Texas. (copy attached)

                                   EXHIBIT D


                                  TIMBER DEED


THE STATE OF TEXAS,                    {       KNOW ALL MEN BY THESE PRESENTS:
                                       {
COUNTY OF CASS AND MORRIS.             {


                   That LONE STAR STEEL COMPANY whose address is
                          highway 259 South, Lone Star, Texas
     --------------------------------------------------------------------------
 75668
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
herein called GRANTOR(S), of the State and County aforesaid, for and in consideration of the sum of Ten and No/100----($10.00) Dollars, and other good and valuable considerations, to me/us in hand paid by WEYERHAEUSER COMPANY herein called GRANTEE, of Howard County, Arkansas as follows:

    Cash in hand paid, the receipt of which is hereby acknowledged;


do by these presents Grant, Bargain. Sell and Convey unto the said Grantee, the following described timber:

    All PINE TREES marked with a slash of blue paint at approximately eye level and a spot of blue paint at the stump at ground level:

said timber being standing, growing or felled, on the following described lands:

    Being all that certain 287 acres of land, more or less, located in the J.
    R. Boon Survey, Abstract No. 6, Cass County, Texas, and Abstract No. 6 in Morris County, Texas, and shown on the attached plat, Exhibit "A" to which reference is here made for all purposes;


    TO HAVE AND TO HOLD the same unto the said Grantee, and his, its or their heirs, successors or assigns, hereby Warranting and Defending the title to said timber against all persons, together with the right to enter on said lands and the exclusive right to cut, fell and remove said timber, and with the right of ingress and egress from, to and over said lands for such purposes and the right to construct roads or bridges for such purposes. Said timber shall be removed from said lands on or before MARCH 31, 1996, and after said date, all rights and titles to any timber remaining on said lands shall revert to and vest in Grantor.

    Grantor will be given reasonable notification prior to initiation of harvesting by Grantee. Grantee and his agents will meet with landowner or his agent for the purpose of discussing provisions of sale at a preharvest meeting scheduled at the time of notification. Landowner or his agent shall make determination as to the need for a ceasing of harvesting operations due to extremely high fire danger or due to extremely wet weather, in either case, to act in the best interest to protect Grantor's property and the timber not designated for sale by this agreement. Grantor agrees to provide Grantee with additional time for completion of timber harvesting if delays are caused due to extremely high fire danger or extremely wet weather which may occur during the actual harvesting operations.

    Grantee shall conduct all cutting and removal operations so as to minimize to the fullest extent possible damage to any and all trees and timber not covered hereunder. For excessively damaging timber not covered herein, Grantee will pay Grantor at a rate to be determined and as stated below in a schedule of liquidated damages.

     Except as otherwise provided herein, Grantee shall cut all trees as close to the ground as practicable, but in no event shall the height of any pine stumps exceed twelve (12) inches above the surface of the ground, or any hardwood stumps exceed N/A inches above the surface of the ground.

    Roads, bridges, culverts, drainage ditches, fences, firelanes, pastures, or crops, or any other improvements or structures damaged by Grantee shall be repaired by him. Any damage as stated above shall be repaired immediately upon notice by Grantor or his agent. All roads, skid trails and landing areas will be leveled and smoothed of any and all ruts and cleared of debris. All pastures, roads, fields, firebreaks, property lines and running streams or improvements and drainage ditches shall be cleared of all logs, timber, limbs and other debris associated with logging. All trash or litter associated with harvesting shall be removed from the property immediately upon notification by Grantor or his agent, and no trash or litter will be allowed on the property during harvesting. In the event said repairs or corrections are not made or if any such debris is not removed promptly after notice from Grantor or his agent, Grantee shall be liable to the Grantor for any expenses incurred by Grantor in making such repairs or in removing such debris. Water-turnouts, wing ditches and water-bars should be installed along all sloped roadways. Culverts will be placed at all creek crossings.

     Grantor, his heirs. representatives and assigns, shall in no way be liable or responsible for any injuries or dan;ages occasioned to the persons or property of any persons whatsoever by the operations of Grantee pursuant hereto, and Grantee hereby binds and obligates itself, its representatives, heirs and assigns to pay and satisfy any and all claims, of any nature whatsoever, arising by means of the Grantee's operations hereunder, and Grantee hereby covenants that it will hold harmless and indemnify Grantor, his representatives, heirs and assigns from any and all liability and obligations, of every kind and character, having to do with and arising out of Grantee's operations under the terms of this Agreement.

      GRANTOR MAKES NO WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR USE FOR ANY PARTICULAR PURPOSE, WITH RESPECT TO THE VALUE, QUALITY OR QUANTITY OF ANY TIMBER COVERED BY THIS DEED. NOR DOES GRANTOR MAKE ANY REPRESENTATIONS OR COVENANTS WITH RESPECT TO THE VALUE, QUALITY OR QUANTITY OF AMY TIMBER COVERED BY THIS DEED, NOR WITH RESPECT TO THE LOGGING
CONDITIONS EXISTING UPON THE REAL PROPERTY DESCRIBED HEREIN AND IN CONNECTION WITH THE CUTTING AND REMOVAL OF TIMBER UNDER THE TERMS OF THIS AGREEMENT.

      For cutting or excessively damaging of any trees by Grantee which are not designated for cutting or removal, and which have not been purchased and are not conveyed to Grantee hereby shall entitle Grantor to recover from Grantee liquidated damages as follows:

      For cutting or excessively damaging of any pine trees measuring up to twelve (12) inches at the stump, measured outside the bark four (4) inches above the ground level, Grantee shall pay Grantor at a rate of $60.00 per standard cord. For cutting or excessively damaging of any pine trees measuring twelve (12) inches and larger in diameter. measured outside the bark at a point four (4) inches above the ground level, Grantee will pay Grantor at a rate of $500.00 per thousand board feet, Doyle Scale.

      For cutting or excessively damaging of any hardwood trees which are not covered herein, Grantee will pay Grantor at a rate of $50.00 per standard cord, for trees measuring up to twelve (12) inches in diameter, outside the bark at a point four (4) inches above ground level. and $400.00 per thousand board feet for trees measuring twelve
      (12) inches and larger, in diameter, measured outside the bark at a point four (4) inches above the ground level.

In the event Grantee shall fail or refuse to make such payment or payments, then and in addition to any other remedies to which Grantor nay be entitled to either at law or in equity. Grantor shall have the right to recover such liquidated damage payments by suit, together with all costs, expenses and reasonable attorney's fees incurred by Grantor for the purpose of collecting said liquidated damage payments.

    Grantor also transfers and assigns to Grantee all necessary rights of ingress and egress over and across the above described property and any other property owned by Grantor and contiguous thereto for the purposes of cutting and removing the trees and timber herein sold and conveyed. In the event the Grantee is unable to obtain the necessary right-of-way or easements. Grantor agrees to acquire the necessary right-of-way at its expense from adjacent landowners which will enable the Grantee to remove the timber and timber products to a public road from the hereinabove described lands. If Grantor is unable to acquire necessary right-of-way, Grantee shall be reimbursed in full or for the prorated portion of the purchase price which relates to the affected acreage.

Grantor represents that there are no threatened or endangered species of fish, wildlife or plants or habitant therefore on any of the land subject to the best of Grantor's knowledge. If any restrictions by law or governmental regulation or if any action or threatened action from a state, federal or local government agency prevents Grantee from cutting or removing the timber purchased hereunder, Grantor hereby agrees to reimburse Grantee for the volume that is standing on the tract as a result of such regulation. action or threatened action. Said volume to be determined by a joint cruise conducted by Grantor and Grantee.

    It is agreed between Grantor and Grantee that this agreement shall not be assigned, sold or transferred by Grantee, in whole or in part, without the prior written consent of Grantor, and that Grantee shall remain primarily liable to Grantor for the terms and conditions herein in the event of any transfer or assignment.

WITNESS OUR HANDS on this the 31st  day of  MARCH, 1994.


LONE STAR STEEL COMPANY                     Weyerhaeuser Company
------------------------------               -----------------------------

BY: /s/William J. Magnuson                  BY: /s/ James R. Moore
------------------------------               -----------------------------
       William J. Magnuson                          James R. Moore
         Vice President
------------------------------               -----------------------------


         -Grantor-                                    -Grantee-


THE STATE OF TEXAS,
COUNTY OF MORRIS

This instrument was acknowledged before me on this the 31st day of MARCH, 1994 by the said William J. Magnuson of LONE STAR STEEL COMPANY and on behalf of said company

[STAMP]                             /s/ Juanita Sturdivant
                                   -----------------------------------
                                  Notary Public  State of Texas





THE STATE OF TEXAS,
COUNTY OF CASS.

This instrument was acknowledged before me on this the 31st, day of MARCH, 1994, by the said James R. Moore or WEYERHAEUSER COMPANY, and on behalf of said company.




[STAMP]                             /s/ Gary L. Price
                                   -------------------------------------
                                  Notary  Public, State of Texas

                                      [MAP]

Lone Star Steel Company tract No.1: Being 287 acres of land, more or less, located in J. R. Boon Survey, abstract No. 6, Cass County, Texas and abstract No. 6 in Morris County, Texas!





                                    EXHIBIT "A"
                                       MAP

                                      EXHIBIT D


                                     TIMBER DEED
                                     ------------


THE STATE OF TEXAS,
                                       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CASS AND MORRIS.


    That William J. Magnuson, President of T & N RAILROAD COMPANY whose address Highway 259 South, Lone Star, Texas 75668 herein called GRANTOR(S), of the State and County aforesaid, for and in consideration of the sum of Ten and No/100----($10.00)----Dollars, and other good and valuable considerations, to me/us in hand paid by WARD TIMBER COMPANY, INC, herein called GRANTEE, of Cass County, Texas, as follows:

    Cash in hand paid, the receipt of which is hereby acknowledged;


do by these presents Grant, Bargain, Sell and Convey unto the said Grantee, the following described timber:

    All pine trees marked with a slash of blue paint at approximately eye level and a spot of blue paint at the stump at ground level, and all merchantable hardwood timber measuring up to sixteen (16) inches in diameter outside the bark at a point six (6) inches above the ground level;

said timber being standing, growing or felled, on the following described lands:
TRACT NO. 1: 595 acres, King Survey, Cass County, Texas;
TRACT NO. 2: 183 acres, Holcomb Survey, Morris County, Texas;
TRACT NO. 3-A: 123 acres, Rogers and Boon Surveys, Morris County, Texas;
All three tracts referenced on the attached plats, Exhibits "A", "B", and "C", to which reference is here made for all purposes;

    TO HAVE AND TO HOLD the same unto the said Grantee, and his, its or their heirs, successors or assigns, hereby Warranting and Defending the title to said timber against all persons, together with the right to enter on said lands and the exclusive right to cut, fell and remove said timber, and with the right of ingress and egress from, to and over said lands for such purposes and the right to construct roads or bridges for such purposes. Said timber shall be removed from said lands on or before April 15, 1996, and after said date, all rights and titles to any timber remaining on said bands shall revert to and vest in Grantor.

    Grantor will be given reasonable notification prior to initiation of harvesting by Grantee. Grantee and his agents will meet with landowner or his agent for the purpose of discussing provisions of sale at a preharvest meeting scheduled at the time of notification. Landowner or his agent shall make determination as to the need for a ceasing of harvesting operations due to extremely high fire danger or due to extremely wet weather, in either case, to act in the best interest to protect Grantor's property and the timber not designated for sale by this agreement. Grantor agrees to provide Grantee with additional time for completion of timber harvesting if delays are caused due to extremely high fire danger or extremely wet weather which may occur during the actual harvesting operations.

    Grantee shall conduct all cutting and removal operations so as to minimize to the fullest extent possible damage to any and all trees and timber not covered hereunder. For excessively damaging timber not covered herein, Grantee will pay Grantor at a rate to be determined and as stated below in a schedule of liquidated damages.

    Except as otherwise provided herein, Grantee shall cut all trees as close to the ground as practicable, but in no event shall the height of any pine stumps exceed twelve (12) inches above the surface of the ground, or any hardwood stumps exceed twelve (12) inches above the surface of the ground.

    Roads, bridges, culverts, drainage ditches, fences, firelanes, pastures, or crops, or any other improvements or structures damaged by Grantee shall be repaired by him. Any damage as stated above shall be repaired immediately upon notice by Grantor or his agent. All roads, skid trails and landing areas will be leveled and smoothed of any and all ruts and cleared of debris. All pastures, roads, fields, firebreaks, property lines and running streams or impondments and drainage ditches shall be cleared of all logs, timber, limbs and other debris associated with logging. All trash or litter associated with harvesting shall be removed from the property immediately upon notification by Grantor or his agent, and no trash or litter will be allowed on the property during harvesting. In the event said repairs or corrections are not made or if any such debris is not removed promptly after notice from Grantor or his agent, Grantee shall be liable to the Grantor for any expenses incurred by Grantor in making such repairs or in removing such debris. Water-turnouts, wing ditches and water-bars should be installed along all sloped roadways. Culverts will be placed at all creek crossings.

    Grantor, his heirs, representatives and assigns, shall in no way be liable or responsible for any injuries or damages occasioned to the persons or property of any persons whatsoever by the operations of Grantee pursuant hereto, and Grantee hereby binds and obligates itself, its representatives, heirs and assigns to pay and satisfy any and all claims, of any nature whatsoever, arising by means of the Grantee's operations hereunder, and Grantee hereby covenants that it will hold harmless and indemnify Grantor, his representatives, heirs and assigns from any and all liability and obligations, of every kind and character, having to do with and arising out of Grantee's operations under the terms of this Agreement.

    GRANTOR MAKES NO WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR USE FOR ANY PARTICULAR PURPOSE, WITH RESPECT TO THE VALUE, QUALITY OR QUANTITY OF ANY TIMBER COVERED BY THIS DEED. NOR DOES GRANTOR MAKE ANY REPRESENTATIONS OR COVENANTS WITH RESPECT TO THE VALUE, QUALITY OR QUANTITY OF ANY TIMBER COVERED BY THIS DEED, NOR WITH RESPECT TO THE LOGGING CONDITIONS EXISTING UPON THE REAL PROPERTY DESCRIBED HEREIN AND IN CONNECTION WITH THE CUTTING AND REMOVAL OF TIMBER UNDER THE TERMS of THIS AGREEMENT.

    For cutting or excessively damaging of any trees by Grantee which are not designated for cutting or removal, and which have not been purchased and are not conveyed to Grantee hereby shall entitle Grantor to recover from Grantee liquidated damages as follows:

    For cutting or excessively damaging of any pine trees measuring up to twelve (12) inches at the stump, measured outside the bark four (A) inches above the ground level. Grantee shall pay Grantor at a rate of 560.00 per standard cord. For cutting or excessively damaging of any pine trees, measuring twelve (12) inches and larger in diameter, measured outside the bark at a point four (4) inches above the ground level, Grantee will pay Grantor at a rate of $500.00 per thousand board feet, Doyle Scale.

    For cutting or excessively damaging of any hardwood trees which are not covered herein, Grantee will pay Grantor at a rate of $400.00 per thousand board feet for trees measuring sixteen (16) inches and larger, in diameter, measured outside the bark at a point six (6) inches above the ground level.

In the event Grantee shall fail or refuse to make such payment or payments, then and in addition to any other remedies to which Grantor may be entitled to either at law or in equity, Grantor shall have the right to recover such liquidated damage payments by suit, together with all costs, expenses and reasonable attorney's fees incurred by Grantor for the purpose of collecting said liquidated damage payments.

    It is agreed between Grantor and Grantee that this agreement shall not be assigned, sold or transferred by Grantee, in whole or in part, without the prior written consent of Grantor, and that Grantee shall remain primarily liable to Grantor for the terms and conditions herein in the event of any transfer or assignment.

    Grantor and Grantee hereby agree that timber harvesting will be conducted so as to comply with the Technical Guidelines for Implementing best Management Practices as compiled by the Texas Forestry Association in connection with the 1972 Federal Water Pollution Control Act and the Clean Water Act of 1987.

    WITNESS OUR HANDS on this the 12th day of April, 1994.


    T & N RAILROAD COMPANY             WARD TIMBER COMPANY, INC.
    ----------------------             -------------------------

    By:/s/ William J. Magnuson         By: /s/ Mark Wilson
       -----------------------             ---------------
       William J. Magnuson, President      Mark Wilson

    ------------------------------     --------------------------

              -Grantor-                          -Grantee-



THE STATE OF TEXAS,
COUNTY OF

    This instrument was acknowledged before me on this the ---- day of April 1994 by the said William J. Magnuson, President of T & N RAILROAD COMPANY and on behalf of said Company.


                                  /s/ Sue Pool
     [STAMP]                      -----------------------------
                                  Notary Public, State of Texas


THE STATE OF TEXAS,
COUNTY OF

    This Instrument was acknowledged before me on this the 13th day of April 1994. by the said Mark Wilson of WARD TIMBER COMPANY, INC., and on behalf of said Corporation.

                                  /s/ Sue Pool
     [STAMP]                      -----------------------------
                                  Notary Public, State of Texas



THE STATE OF
COUNTY OF

    This instrument was acknowledged before me on this the 13 day of April, 1994, by the said -------------------------------------------------




                                       -----------------------------
                                       Notary Public, State of

                                 T & N Railroad Co.
EXHIBIT "A"                          Tract No. 1
                       595 Acres King Survey, Cass County, Texas.           (N)


                                        [MAP]


                                                            Scale:  1" = 1,320'

EXHIBIT "B"
                                 T & N Railroad Co.
                                     Tract No. 2
                                      183 acres
                         Holcomb Survey, Morris County, Texas.               (N)


                                         [MAP]


                                                            Scale:  1" = 1,320'

EXHIBIT "C"                                                                 (N)

                                  T & N Railroad Co.
                                    Tract No. 3-A
                                      123 Acres
                      Rogers & Boon Surveys, Morris County, Texas.


                                        [MAP]


                                                            Scale:  1" = 1,320'

                              AMENDMENT TO CONTRACT FOR
                         THE PURCHASE AND SALE OF REAL ESTATE


    This Amendment to Contract for the Purchase and Sale of Real Estate (this "Amendment") is entered into by and between PRUDENTIAL TIMBER INVESTMENTS, INC., a Delaware corporation ("Purchaser"), LONE STAR STEEL COMPANY, a Delaware corporation, and TEXAS AND NORTHERN RAILWAY COMPANY, a Texas corporation (hereinafter referred to individually and together as "Seller"), and FIRST AMERICAN TITLE INSURANCE COMPANY ("Escrow Agent").

                                     AGREED FACTS


A. Seller, Purchaser and Escrow Agent entered into a Contract for the Purchase and Sale of Real Estate dated April 24, 1995 (the "Contract") for the purchase and sale of approximately 9,432 acres of land located in Cass, Marion, Morris and Upshur Counties, Texas (the "Property").

B. The parties to the Contract desire to amend the Contract to (i) substitute the tract of land described in EXHIBIT A attached hereto for Tract 3, Parcel F-188 (as defined in the Contract), (ii) modify the Contract with respect to certain unrecorded easements, a lease agreement, or holdover tenancy thereunder, and Seller's ownership interest in Tract 8, Parcel F-196 (as defined in the Contract), (iii) delete Property Number F-066 from Exhibit A to the Contract and the Lease Agreement between Lone Star Steel Company and Hughes Springs Little League Association from Exhibit C to the Contract, and (iv) acknowledge changes to the Property legal descriptions.

C. Seller, Purchaser and Escrow Agent intend for this Amendment to set forth the entirety of their agreement made this date as it relates to the matters described above.


                                      AGREEMENT

    In consideration of the above stated facts, which are hereby acknowledged and confessed as true and correct by Purchaser, Seller and Escrow Agent, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby AGREED as follows:

    1. Tract 3, Parcel F-188 is hereby deleted from Exhibit A to the Contract and the new Tract 3, Parcel F-188 described in EXHIBIT A to this Amendment is substituted in lieu thereof.

    2. Purchaser acknowledges to Seller that it is aware that the following unrecorded easements (the "Easements") affect portions of the
         Property:

         A. Easement for sanitary purposes as granted in Sanitary Easement dated September 4, 1974 from Lone Star Steel Company to Bi-County Water Supply Corporation and located on Tract 19, Parcel F-158 (as defined in the Contract).

         B. Right of Way Easement for the purpose of constructing, installing, operating, inspecting, and maintaining a water line, as granted in Right of Way Easement dated January 25, 1974 from Lone Star Steel Company to Bi-County Water Supply Corporation and located on Tract 22, Parcel 142 (as defined in the Contract).

         C. Right of Way Easement for the purpose of constructing, installing, operating, inspecting, and maintaining a water line, as granted in Right of Way Easement dated January 25, 1974 from Lone Star Steel Company to Bi-County Water Supply Corporation and located on Tract 22, Parcel 143 (as defined in the Contract).

         Purchaser further acknowledges that for purposes of paragraph 10(c) of the Contract, Seller's failure to except the Easements from the representations and warranties made in the Contract does not constitute a breach of any of such warranties and representations, and agrees that the Easements shall be deemed Permitted Encumbrances.

    3. Purchaser acknowledges to Seller that it is aware of that certain Lease dated August 1, 1990 (the "Lease") between T & N Lone Star Warehouse Company, as lessor, and Pacesetter Trucking, as lessee, which lease is attached hereto as EXHIBIT B and covers, or the holdover tenancy thereunder covers, a portion of Tract 9, Parcel TN-147 (as defined in the Contract). Purchaser further acknowledges that for purposes of paragraph 10(c) of the Contract, Seller's failure to except the Lease, or the holdover tenancy thereunder, from the representations and warranties made in the Contract does not constitute a breach of any such warranties and representations, and agrees that the Lease shall be deemed one of the Leases under the Contract and treated as one of those Leases to be assigned to and assumed by Purchaser and be deemed one of the Permitted Encumbrances.

    4. Purchaser acknowledges to Seller that it is aware of the following mineral leases (the "Mineral Leases"), copies of which have been furnished to Purchaser, that relate to portions of the Property:


         A. Oil, Gas and Mineral Lease dated September 3, 1993 between Marion-Cass Development Co., represented by Charles H. Weinbaum, Jr., President, as lessor, and Mitchell Energy Corporation, as lessee.

         B. Oil, Gas and Mineral Lease dated January 27, 1994 between Rhyne Simpson, Jr., as lessor, and Mitchell Energy Corporation, as lessee.

         C. Oil, Gas and Mineral Lease dated January 27, 1994 between Maude Marie Simpson Salmon, as lessor, and Mitchell Energy Corporation, as lessee.

         D.   Oil, Gas and Mineral Lease dated January 27, 1994 between Rolan
              C. Simpson and wife, Dorothy D. Simpson, Individually and as Trustees under Agreement dated October 4, 1984, for the benefit of Rolan C. Simpson and Dorothy D. Simpson, as lessor, and Mitchell Energy Corporation, as lessee.

         E. Oil, Gas and Mineral Lease dated January 27, 1994 between Phil Simpson, Trustee of the Simpson Family Trust, as lessor, and Mitchell Energy Corporation, as lessee.

         Purchaser further acknowledges that for purposes of paragraph 10(c) of the Contract, Seller's failure to except the Mineral Leases from the representations and warranties made in the Contract does not constitute a breach of any of such representations and warranties, and Purchaser agrees that the Mineral Leases shall be deemed Permitted Encumbrances and Leases under the Contract, but not treated as Leases that are to be assigned to and assumed by Purchaser under the Contract.


    5. Property Number F-066 is hereby deleted from Exhibit A to the Contract, and the Lease Agreement dated February 23, 1982, between Lone Star Steel Company, as lessor, and Hughes Springs Little League Association, as lessee, is hereby deleted from Exhibit C to the Contract.

    6. Purchaser hereby acknowledges that Seller owns (or may own) only an undivided 11/12th interest in Tract 8, Parcel F-196 and that an undivided one-twelfth (1/12th) interest may be owned by a third party. Purchaser agrees to accept conveyance of the interest owned by Seller (provided that such interest is not less than an undivided 11/12th interest) as being in full performance of the Contract as regards the title to be conveyed to that tract and parcel under the Contract. Purchaser further acknowledges that for purposes of paragraph 10(c) of the Contract, Seller's failure to except from the representations and warranties made in the Contract that it owns (or may own) only an undivided 11/12th interest in Tract 8, Parcel F-196 does not constitute a breach of any of such representations and warranties. The fact that an undivided 1/12th interest in Tract 8, Parcel F-196 may be owned by a third party shall be deemed a Permitted Encumbrance.

    7. Seller and Purchaser hereby acknowledge that the legal descriptions of certain parcels comprising the Property have been revised INTER ALIA by Morris County Land, Abstract & Title Company, Daingerfield, Texas and under this Amendment. The legal description of the property that is conveyed to Purchaser or its assigns as set forth in the special warranty deeds delivered by Seller to Purchaser or its assigns at the Closing (as defined in the Contract) under the Contract is hereby accepted and agreed to by the parties hereto as the legal description of the Property under the Contract.

    8. This Amendment shall be and hereby is incorporated into the Contract for all intents and purposes and all terms, provisions and definitions of the Contract shall apply.

    9. Except where inconsistent with the terms of this Amendment, the Contract as amended by the Amendment is hereby ratified and affirmed in all respects.

    10. This Amendment may be executed in multiple counterparts, and, if so, each counterpart shall be deemed an original to the same effect as if all parties hereto had executed the same instrument.

    This Amendment, upon being executed by all of the parties, shall be effective as of the 31st day of August, 1995.


                             SELLER:

                             LONE STAR STEEL COMPANY

                             By:/s/ R. W. Ayp
                                -----------------------------------------
                             Name: R. W. Ayp
                                  ---------------------------------------

                             Title: Exec. Vice President
                                   --------------------------------------


                             TEXAS AND NORTHERN RAILWAY
                             COMPANY

                             By:/s/ R. W. Ayp
                                -----------------------------------------
                             Name: R. W. Ayp
                                  ---------------------------------------
                             Title: Treasurer
                                   --------------------------------------



                             PURCHASER:

                             PRUDENTIAL TIMBER INVESTMENTS,
                             INC.

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                             ESCROW AGENT:

                             FIRST AMERICAN TITLE INSURANCE
                             COMPANY

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------

    This Amendment, upon being executed by all of the parties, shall be
effective as of the      day of August, 1995.
                   ----

                             SELLER:

                             LONE STAR STEEL COMPANY

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------



                             TEXAS AND NORTHERN RAILWAY
                             COMPANY

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------



                             PURCHASER:

                             PRUDENTIAL TIMBER INVESTMENTS,
                             INC.

                             By:/s/ D. W. Charles
                                -----------------------------------------
                             Name: Exec. Vice President
                                  ---------------------------------------
                             Title: D. W. Charles
                                   --------------------------------------



                             ESCROW AGENT:

                             FIRST AMERICAN TITLE INSURANCE
                             COMPANY

                             By:/s/ Richard. C. Holloway
                                -----------------------------------------
                             Name: Richard C. Holloway
                                  ---------------------------------------
                             Title: Counsel
                                   --------------------------------------

                               Lone Star Steel Company
                                    P. O. Box 1000
                                Lone Star, Texas 75668

                                        F-188

                          Field Notes on 159.528 Acre Tract
                  J. H. Johnson Survey, A-222, Marion County, Texas
                  J. H. Johnson Survey, A-160, Morris County, Texas
                   G. H. Allen Survey, A-516, Marion County, Texas
                   G. H. Allen Survey, A-396, Morris County, Texas

All that certain 159.528 acre tract of land in the J. H. Johnson Survey, A-222, in Marion County, Texas, and A-160, in Morris County, Texas, and in the G. H. Allen Survey, A-516, in Marion County, Texas, and A-396, in Morris County, Texas, being the same land in use and Possession by Lone Star Steel Company and the same land conveyed from Maud Marie Salmon, et al., to Lone Star Steel Company by Warranty Deed dated October 2, 1971, and recorded in Volume 135, Page 518, of the Deed Records of Morris County, Texas, and described therein as "Tract No. 2"; less, save and except the called 17.87 acre tract conveyed from
A. M. Rhyne to C. C. Miller by Warranty Deed dated June 28, 1919, and recorded in Volume Q-1, Page 613, of the Deed Records of Marion County, Texas, said
159.528 acre tract being more particularly described as follows:

Beginning at a rock pile found for the Northwest corner of the McKinney and Williams Survey, A-291, in Marion County, Texas, and an ell corner of the said J. H. Johnson Survey, same being the Southwest corner of the Coy Simmons called 2 acre tract described in Volume 171, Page 294, of the Deed Records of Marion County, Texas, from which an axle bears S 21 DEG.58'51"E 5.44 feet and an 8" Post Oak Marked "X" bears S 07 DEG.58' W 5.5 feet;

THENCE: S 00DEG.09'21" W with the West line of said McKinney and Williams Survey and the lower East line of said J. H. Johnson Survey 901.71 feet to a 3/8" iron rod found for the Northeast corner of the said 17.87 acre tract conveyed to C. C. Miller, being the same 17.87 acre tract conveyed to Oneda Buggs by Warranty Deed recorded in Volume 248, Page 177, of said Deed Records from which a 6" Sweet Gum marked "X" bears S 05 DEG.30' 6.68 feet and a 3/4" iron pipe bears S 00 DEG.01"22" E 69.52 feet;

THENCE:  N 89 DEG.50'39" W with the North Line of said called 17.87 acre tract
381.61 feet to a 5/8 iron rod set for the Southwest corner of this tract;

THENCE: N 00 DEG.06'51" E with the East line of the J. V. Melton called 86.7 acre tract described in Volume 165, Page 438, of the Deed Records of Marion County, Texas, 1394.37 feet to a found 1/2" iron rod, from which a 12" Post Oak marked "X" bears S 01 DEG.45' W 45.6 feet;

THENCE: N 00 DEG.08'35" W with said Melton East line 1622.30 feet to a 5/8" iron rod set for the Northeast corner of same and the Southeast corner of the Betty Jo Richards called 146.50 acre tract described in Volume 138, Page 629, of said Deed Records of Morris County, Texas;

THENCE: N 3 DEG.11'48" E with said Richards lower East line passing the Southeast corner of a one-acre tract at 1488.80 feet and continuing to a total distance of 1697.50 feet to a 5/8" Iron Rod set for the Northeast corner of said one-acre tract;

THENCE:  N 2 DEG.48'56" E with the upper East line of said Richards tract
982.23 feet to a 5/8" iron rod set at a fence corner for the Northeast of said Richards tract and the most Westerly Southwest corner of the W. B. Clifton called 354.2 acre tract described in Volume 110, Page 506, of the Deed Records of Morris County, Texas, from which a Concrete Monument with bronze disc stamped "JHJ-GHA-AS" bears S 89 DEG.00'20" W 77.03 feet;

Lone Star Steel Company P. O. Box 1000 Lone Star, Texas 75668 F-188 Field Notes on 159.528 Acre Tract J. H. Johnson Survey, A-222, Marion County, Texas
J. H. Johnson Survey, A-160, Morris County, Texas G. H. Allen Survey, A-516, Marion County, Texas G. H. Allen Survey, A-396, Morris County, Texas Page 2 of 2

THENCE: S 89 DEG.04'08" E along a line 111.11 feet north of the North line of the said J. H. Johnson Survey, 1804.03 feet to a Concrete Monument with bronze disc stamped "JBJ-GHA", found for an ell corner of said Clifton 354.2 acre tract;

THENCE:  S 00 DEG.26'08" E passing at 111.11 feet the Northeast corner of said
J. H. Johnson Survey and continuing with the East line of same and the lower West line of the G. H. Allan Survey and said Clifton 354.2 acre tract, 3149.87 feet to a Concrete Monument with bronze disc stamped "GHA-GWD-MM" found for Northeast corner of the Manard McCain called 59 1/2 acre tract, described in Volume B-1, Page 484, of the Deed Records of Marion County, Texas;

THENCE: N 89 DEG.42'00" W with the North line of said McCain 59 1/2 acre tract, 1595.54 feet to a 1 1/4" iron rod found for the Northwest corner of same;

THENCE: S 00 DEG.21'38" E with the West line of said McCain 59 1/2 acre tract, 1621.29 feet to the Point of Beginning, containing 159.528 acres of land, more or less.

I, David R. Collins, Registered Professional Land Surveyor #1954, do hereby certify that the above field notes are true and correct as shown on Plat #LSS2461, according to a survey made by me, upon the ground, July 2, 1995.



                             /s/ David. R. Collins
                             --------------------------------------------
                             David R. Collins, RPLS #1954
    [SEAL]                   P. O. Box 1028
                             Atlanta, Texas  75551


THE STATE OF TEXAS:
THE COUNTY OF CASS:

    BEFORE ME, the undersigned authority, on this day personally appeared DAVID
R. COLLINS, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purpose and consideration therein expressed.
    GIVEN UNDER MY HAND AND SEAL OF OFFICE this  7th     day of AUGUST, 1995.



                             /s/ Sandra Hart
                             --------------------------------------------
    [SEAL]                   SANDRA HART, Notary Public
                             Cass County, Texas

                                      EXHIBIT B
                                        LEASE

     THIS AGREEMENT OF LEASE, by and between T AND N LONE STAR WAREHOUSE COMPANY, hereinafter called "Lessor", and PACESETTER TRUCKING, hereinafter called "Lessee".

                                 W I T N E S S E T H :

                                          1.

     Lessor hereby leases and lets unto Lessee, and Lessee hereby rents from Lessor, all that certain property in the Wm. King survey, A-011, Cass County, Texas, containing 0.94 acre, more or less, hereinafter called the "demised premises", and made a part hereof for all purposes, including all buildings erected on "demised premises".

                                          2.

     This lease is for a term of one (1) year beginning AUGUST 1, 1990 and expiring JULY 31, 1991. Rental for such term is the sum of Three Thousand Dollars and No/100 Dollars (3600.00) payable in advance at the rate of $300.00 per month upon execution hereof. This lease may be terminated by either party hereto, for any reason, by thirty (30) days written notice to the other party.

                                          3.

     Lessee has inspected the demised premises and accepts the same in their present condition. Exception: one section of fence will be removed and same will be replaced at termination of lease.

                                          4.

     During the term of this lease and any renewal and extension thereof Lessee will, at its cost and expense:

          (a)  take good care of the demised premises and suffer no waste;

          (b) keep the demised premises and all buildings and improvements thereon in good condition and repair;

          (c) comply with all laws, ordinances, rules and regulations imposed by federal, state or local governmental entities applicable to the demised premises, the improvements thereon, Lessee's use and occupancy thereof

          (d) suffer no liens or encumbrances to be placed upon the demised premises or Lessee's interest therein;

          (e) pay all ad valorem taxes and assessments levied against all improvements placed upon the demised premises by Lessee and all personal property of Lessee situated thereon;

          (f) prevent any nuisances in, upon or in connection with the demised premises;

          (g) use the demised premises so as to prevent washing and erosion of the demised premises and any adjacent lands of lessor.

                                          5.

     Lessor will pay all ad valorem taxes and assessments levied against the demised premises during the term hereof and any extensions of such term, but excluding any such taxes and assessments levied against improvements placed thereon by lessee and all personal property of lessee situated thereon.

                                          6.

     Lessor shall not be liable to Lessee or Lessee's employees agents or invitees, or to any other person whatsoever, for any injury to or death of persons or damage to or destruction of property on or about the demised premises, or caused by the demised premises being out of repair, or caused by the act or omission of Lessee, its agents, servants, employees, guests or contractors, and Lessee agrees to indemnify Lessor and hold it harmless from any loss, expense or claims, including attorney's fees arising out of any such damage or injury, even though the same may have been caused wholly or in part by the act or neglect of Lessor.

                                          7.

     It is agreed and understood that any holding over by the Lessee of the leased premises after the expiration of this lease shall operate and be construed as a tenancy from month to month at a rental of $300.00.

                   EXECUTED this 1st day of August 1990.

                                       T & N LONE STAR WAREHOUSE COMPANY

                                       By /s/Kyle Pennington
                                          ------------------------------
                                          Kyle Pennington, Manager

                                       PACESETTER TRUCKING COMPANY

                                       By /s/Scott Fairless
                                          ------------------------------
                                          Scott Fairless
                                          Terminal Manager

                                      EXHIBIT A

Being .2 0.94 acre tract of land located in the Wm. King Survey, A-611 and being located approximately S. 15 DEG. 00' W. a distance of 4 miles, from the City of Hughes Springs, Cass County, Texas. Said 0.94 acre tract of land being a portion of 2.675 acres tract of land as described in a Warranty Deed from Joe L. Allen at al to Texas and Northern Railway company, dated May 24, 1978 and duly recorded in Volume 509, page 857 of the Deed records of Cass County. Said 0.94 acre tract of land being more particularly described as follows:

Beginning at an iron pin set in the east right-of-way line of farm road no. 101 for the northwest corner of this tract of land. Said on pin being set in the north line of the said We. King Survey.

Hence: S. 89 DEG. 54' E. along and with the north line of the said Wm. being Survey a distance of 250.0 ft. to an iron pin for the northeast corner of this tract of land.

Hence: S. 11 DEG. 00' W. a distance of 157.0 ft. to an iron pin for the northeast corner of this tract of land.

Hence: S. 89 DEG. 54 W. a distance of 250.0 ft. to an iron pin set in the east right-of-way line of said farm Road No. 161 for the south corner of this tract of land.

Hence: N. 11 DEG. 00' E. along and with said highway right-of-way line distance of 167.0 ft. to the place of beginning, containing 0.94 acre of land, more or less.

                        ASSIGNMENT AND ASSUMPTION OF CONTRACT


    THIS ASSIGNMENT is made this 31st day of August, 1995, by PRUDENTIAL TIMBER INVESTMENTS, INC., a New Jersey corporation (hereinafter referred to as "Assignor") to PRUTIMBER FUND TWO LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Assignee").

                                 BACKGROUND STATEMENT

    A. Assignor entered into that certain Contract for the Purchase and Sale of Property, having an Effective Date of April 24, 1995, with Lone Star Steel Company, Texas and Northern Railway Company and First American Title Insurance Company for the purchase of timberland located in Cass, Marion, Morris and Upshur Counties, Texas, as amended by that certain Amendment to Contract for the Purchase and Sale of Real Estate, dated of even date herewith (as amended, the "Contract").

    B. Assignor desires to assign, and Assignee desires to accept all of the interest of Assignor under the Contract.

                                STATEMENT OF AGREEMENT

    NOW, THEREFORE, in consideration of $1.00, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    Assignor does hereby assign, transfer and set over unto Assignee all of Assignor's rights, duties and obligations under the Contract. Assignee hereby assumes and accepts all of the rights, duties and obligations of Assignor arising out of the Contract.

    IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and affixed their seals as of the day and year first above written.


                        ASSIGNOR:

                        PRUDENTIAL TIMBER INVESTMENTS,
                        INC., a New Jersey corporation

                             By:/s/ Douglas W. Charles
                                -----------------------------------------
                                Douglas W. Charles
                                Executive Vice President

                        ASSIGNEE:

                        PRUTIMBER FUND TWO LIMITED
                        PARTNERSHIP, a Delaware limited
                        partnership

                        By: Prudential Timber Investments, Inc., its sole general partner


                             By:/s/ Douglas W. Charles
                                -----------------------------------------
                                Douglas W. Charles
                                Executive Vice President


                                         -2-